UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:
(212) 697-6666

Date of fiscal year end: 3/31/22

Date of reporting period: 3/31/22

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2022

Aquila Churchill Tax-Free Fund of Kentucky Maintaining Perspective with Reason for Optimism Serving Kentucky investors since 1987

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

NOT A PART OF THE ANNUAL REPORT

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

NOT A PART OF THE ANNUAL REPORT

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

Introduction

During the annual reporting period of April 1, 2021 through March 31, 2022, the Federal Reserve (the “Fed”) began to hint at tightening monetary policy in late 2021 / early 2022 due to inflation no longer being considered as transitory. This resulted in a 25 basis point (“bp”) hike in the Federal Funds rate that was voted upon by the Fed’s Federal Open Market Committee on March 16, 2022 (a basis point is one hundredth of one percent and the Federal Funds rate is the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight). The March 16th rate hike combined with the expectation of more potential Fed Funds rate increases through the remainder of the year contributed to a selloff in the market. Yields on the ten year U.S. Treasury note rose from 1.74% on March 31, 2021 to 2.33% on March 31, 2022, or a 59 bp increase.

From March 31, 2021 to the end of the calendar year, demand for municipals precipitated large inflows into national municipal bond funds (from May 2020, the municipal market experienced positive inflows for 82 of 86 weeks through year-end 2021) with the aggregate size of inflows over this period of +$133.1 billion; the largest increase experienced to date into municipal bond funds. This occurred primarily as a result of the new administration’s legislative priorities to raise taxes. Beginning in the fourth quarter of 2021, when it became apparent that the proposed tax hikes would not be enacted into law, a shift out of municipals began to occur. This weakened demand set up the historic decline in municipal values suffered in the first quarter of 2022; the largest quarterly decline since 1994. This, in turn, resulted in outflows in from municipal funds for the quarter ending March 31, 2022 of approximately -$2 billion, per Refinitiv Lipper data.

The best municipal bond performers of 2021 were the Single A and BBB rated credits. For the calendar year 2021, Single A returned 2.25%, BBB returned 4.85% and the Bloomberg Municipal Bond Index Total Return Index Value Unhedged USD (the “Municipal Bond Index”) returned 1.52%, as municipal buyers were reaching for yield. Consequently, those credits have been among the worst performers in the first quarter of 2022, Single A returned -6.29%, BBB returned -7.13% and the Municipal Bond Index returned -6.23%, while the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD (the “Index” or the “Bloomberg Quality Intermediate Index”) has been one of the best performers for the first quarter of 2022, returning -5.12%. From April 1, 2021 to March 31, 2022 the Index returned -4.40%.

On March 31, 2021 the net asset value (“NAV”) for the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) was $10.93. The Fund’s Class Y shares closed on March 31, 2022 at $10.26. As of December 31, 2021, the Class Y shares closed with an NAV of $10.85, which highlights the extreme drop the municipal markets and the Fund’s NAV, in turn, experienced during the first quarter of 2022.

1  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

U.S. Economy

Current consensus forecast U.S. Gross Domestic Product (“GDP”) growth of 2.70% for 2022, following growth of 5.70% in 2021. Inflation expectations as measured by the Consumer Price Index (“CPI”) (Year Over Year %) increased from 4.70% in 2021 to 7.10% in 2022. Unemployment ended 2021 at 5.40%, while Bloomberg economic consensus reflects unemployment declining to 3.60% by year-end 2022. The Federal Reserve policy to deal with the rise in inflation has resulted in the 10-Year U.S. Treasury increasing from 1.74% on March 31, 2021 to 2.33% on March 31, 2022. The Fed is expected to raise rates by 50 bps in May 2022 and additional increases by year-end 2022, in an attempt to slow rising inflation. (Subsequent to Aquila Churchill Tax-Free Fund of Kentucky’s fiscal year end, on May 4th, the Fed increased the Fed Funds rate by 50 bps – this level of increase has not occurred since 2000 – and indicated that while 50 bps increases would be considered at the time of the Fed’s next couple of meetings, the Fed was not actively considering a 75 bp increase in rates in conjunction with any single meeting. The May 4th Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.) Additionally, the Fed is expected to reduce their $9 trillion dollar balance sheet by $95 billion per month, beginning in May 2022.

Over the fiscal year ending March 31, 2022, municipal issuance declined from $502.3 billion in 2021 to $457.1 billion ending March 31, 2022. The lack of supply of municipals could assist the asset class in outperforming U.S. Treasury securities for the remainder of 2022. Globally, U.S. Treasury demand continues, although as an example, the German 10-Year Bund has gone from -9 bps on January 5, 2022 to +54 bps as of March 31, 2022. The point being made, U.S. Treasuries still look attractive at 2.33% vs. +54 bps on the German Bund. Should Euro rates continue to rise and compete for assets, we would expect a decline in the U.S. dollar, even as U.S. interest rates rise. However, the Russia – Ukraine War has kept the Euro under pressure. In addition, World agencies such as the IMF, predict the conflict will have a negative effect on COVID rebounding world economies, given the world economies will be growing at a slower pace. The impact on the U.S. economy does not include a major drag on GDP, as certain U.S. war material suppliers ramp up production. This in turn would indicate to us a rise in the U.S. 10-Year Treasury to approximately 3.40%, by the end of 2022.

Municipal Market

Tax-exempt municipal bond yields spent the majority of the reporting period range bound until spiking up sharply in the 1st quarter of 2022 in anticipation of and in reaction to the arrival of concrete tightening actions by the Fed. The 10-Year Bloomberg AAA municipal yield in the first 9 months of the reporting period actually declined slightly from 1.08% on March 31, 2021 to 1.05% on December 31, 2021, before increasing to 2.23% on March 31, 2022.

A total of $342.6 billion of new tax-exempt issues were sold in 2021, a 4.2% increase from the $328.9 billion sold in 2020. Taxable municipal issuance, however, dropped 18.9% from last year, declining from the $146.3 billion issued in the lower interest rate environment of 2020 to $118.7 billion in 2021.

In late October 2021, the highly anticipated municipal bond market enhancements that market participants had speculated on at length for most of the year, such as proposals for taxable direct pay and new infrastructure bonds, and the reinstatement of tax-exempt refunding issues, were cut from the Democrats’ Build Back Better fiscal bill. Of significant impact was the retention of the 2017 “Trump tax cuts”, which left marginal tax rates unchanged. Following the failure of these legislative efforts, the municipal market was essentially left “in place’, as compared to the expectations for impactful shifts in the composition and growth of new municipal issuance.

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MANAGEMENT DISCUSSION (continued)

A potential “silver lining” in this outcome was that expectations created by the prospect of higher marginal tax rates for a permanently higher shift in municipal bond valuations and lower yield ratios abated. The relatively expensive municipal bond valuations that were seen at the start of the reporting period improved considerably, as measured by the ratio of AAA-rated municipal yields to U.S. Treasury bond yields of similar maturities:

Maturity	March 31, 2021	March 31, 2022
5 year	54%	82%
10 year	62%	96%
30 year	75%	106%

Kentucky State Economy

The Kentucky economy continued its success by finishing the State’s June 30, 2021 fiscal year-end with general revenues up 10.9%, while road revenue rose 10.1%; resulting in a revenue surplus of $1.1 billion, realizing a record for the State, and three times larger than any prior State surplus.

As of March 31st, for Fiscal Year 2022, general fund receipts are up 13.6%. For the first nine months, road fund revenues have grown and increased by +3.8%, fiscal year-to-date. The Kentucky Budget Director, John Hicks, attributes the increased percentage to employment and wage growth. Strong sales tax revenue growth of 9% in March 2022 was noted, as the State has repealed $100 million in bank excise tax fees.

The following are several Kentucky fiscal year-to-date (July 1, 2021 to March 31, 2022) revenue highlights:

•	Sales and use tax receipts rose 13.6% fiscal year to date
•	Corporate Income and Limited Liability Entity Tax receipts increased 42.5%, fiscal year-to date
•	Individual income tax collection has increased 11.6%
•	Property tax rose 4.2%
•	Surprisingly, coal tax revenue rose 16.4% fiscal year-to-date. This has been a consistently low number since the “Great Recession”.

Budget Director Hicks, is predicting a $1.5 to $2 billion fiscal year surplus. This would be the largest Rainy Day Fund in Kentucky’s history. (This data is based on a $12.8 billion 2021 budget, as a reference point.)

Fund Performance

The table in the Performance Report section of this Annual Report provides the Fund’s total return performance for the one-year, five-year, ten-year and since –inception periods, ended March 31, 2022 compared to the performance of the Bloomberg Quality Intermediate Index, the Fund’s benchmark. Comparative performance and characteristics of note are as follows:

3  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

March 31, 2022
1-Year Total Return
Aquila Churchill Tax-Free Fund of Kentucky
Class A Share at NAV (without sales charge)	-4.25%
Class Y Share	-4.01%
Bloomberg Quality Intermediate Index	-4.37%

Aquila Churchill Tax- Free Fund of Kentucky Portfolio Characteristics:

	March 31, 2021	March 31, 2022
Weighted Average Maturity	8.18 yrs.	7.78 yrs.
Option Adj. (Effective) Duration	4.28 yrs.	4.28 yrs.
Modified Duration	3.88 yrs.	4.22 yrs.

Bloomberg Quality Intermediate Index Characteristics

March 31, 2022
Option Adj. (Effective) Duration	4.12 yrs.
Modified Duration	3.86 yrs.

Kentucky municipal issuance is predominately single A rated paper. This has a bearing on the Fund’s portfolio composition and, in turn, performance. The Fund’s one-year outperformance of the Bloomberg Quality Intermediate Index can be attributed to the higher percentage of single A rated paper held by the Fund of 48.71% vs. the Index at 22.81%, as of March, 31, 2022.

The impact of Kentucky’s primarily A rated municipal issuance on the Fund’s performance is illustrated well when reviewing a breakdown of performance over the year. Specifically, the Fund’s Class Y Share underperformed the Index by approximately 30 bps during the beginning of its fiscal year through September, primarily as a result of its larger percentage of single A rated credits and as investors continued to reach for quality. Performance quickly improved during the October 2021 through March 31, 2022 period as investors reached for yield as described above. Single A and BBB rated paper were the best performing categories for the entire period April 1, 2021 through March 31, 2022. As a result, the Fund’s Class Y Shares outperformed the Index by 29 bps for the 1-Year period ending March 31, 2022.

Outlook and Strategy

The Federal Reserve initiated its first increase in the Federal Funds rate since 2018 at its March 16th, 2022 meeting. The Fed has also voiced increasingly hawkish views for further rate increases throughout 2022 and potentially into 2023, along with an expectation to pare back its balance sheet. We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that could occur in the yield curve and credit spreads as monetary policy unfolds.

The increased fluctuations the municipal market has experienced in the past quarter may likely continue as Federal Reserve monetary policy becomes clearer and if inflation persists at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

4  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(7.14)%	0.91%	1.70%	4.61%
Without Sales Charge	(4.25)	1.74	2.11	4.73
Class C since 4/01/96
With CDSC*	(6.00)	0.90	1.26	2.88
Without CDSC	(5.06)	0.90	1.26	2.88
Class I since 8/06/01
No Sales Charge	(4.31)	1.61	1.97	3.20
Class Y since 4/01/96
No Sales Charge	(4.01)	1.91	2.28	3.91
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.91	(Class A)
				4.17	(Class C & Y)
				3.75	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (4.4%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Bowling Green, Kentucky
$ 1,605,000	2.000%, 09/01/44 Series 2021A	Aa1/NR/NR	$ 1,173,576
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,770,136
	Newport, Kentucky
620,000	2.000%, 02/01/38 Series 2021 AGMC Insured	NR/AA/NR	502,522
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	893,675
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	924,365
	Warren County, Kentucky
695,000	1.750%, 12/01/35 Series 2020	Aa1/NR/NR	564,340
	Total General Obligation Bonds		7,828,614

	Revenue Bonds (82.7%)
	State Agency (24.3%)
	Kentucky Asset & Liability Commission Federal Highway Notes
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,097,240
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,137,900
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,095,500
	Kentucky Rural Water Finance Corp.
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,386
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,377
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,515
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,531
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,446
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,539
175,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	175,287
100,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	100,165
120,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	120,200
125,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	125,207
130,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	130,214
140,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	140,231
265,000	2.000%, 02/01/35 Series 2020I	NR/A+/NR	227,484

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Kentucky Rural Water Finance Corp. (continued)
$ 475,000	2.000%, 02/01/36 Series 2020I	NR/A+/NR	$ 397,855
280,000	2.000%, 02/01/37 Series 2020I	NR/A+/NR	228,766
615,000	3.000%, 08/01/31 Series 2021D	NR/A+/NR	627,275
625,000	3.000%, 08/01/32 Series 2021D	NR/A+/NR	634,831
580,000	3.000%, 08/01/33 Series 2021D	NR/A+/NR	588,213
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,418,975
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,775,415
	Kentucky State Property and Buildings Commission
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	637,781
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	668,395
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	801,824
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,258,840
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,434,750
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,288,064
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,595,644
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,744,125
1,400,000	4.000%, 10/01/30 Project 114	A1/A-/A+	1,492,526
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,031,930
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,130,030
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,256,280
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	559,240
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,579,489
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,099,966
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,139,980
1,000,000	5.000%, 05/01/33 Project 126†††	A1/NR/A+	1,185,140
	Total State Agency		43,472,556

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airports (3.7%)
	Louisville, Kentucky Regional Airport Authority
$ 2,070,000	5.000%, 07/01/23 AMT	NR/A/A+	$ 2,146,900
2,325,000	5.000%, 07/01/26 AMT	NR/A/A+	2,449,852
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A/A+	1,995,909
	Total Airports		6,592,661

	City (1.1%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage Refunding
780,000	2.000%, 12/01/33 Series 2021A	Aa3/AA-/NR	672,251
800,000	2.000%, 12/01/34 Series 2021A	Aa3/AA-/NR	674,408
810,000	2.000%, 12/01/35 Series 2021A	Aa3/AA-/NR	668,598
	Total City		2,015,257

	City & County (0.5%)
	Louisville & Jefferson County Visitors & Convention Commission (Kentucky International Convention Center Expansion Project)
1,000,000	3.125%, 06/01/41 Series 2016	Aa3/A/NR	977,220

	Excise Tax (1.0%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,794,030

	Healthcare (7.0%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa2/BBB-/BBB+	526,401
450,000	5.000%, 02/01/32 Series 2019	Baa2/BBB-/BBB+	514,071

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
$ 2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	$ 2,828,048
3,500,000	5.000%, 10/01/31 Series A	NR/A/A+	3,892,000
2,610,000	3.000%, 10/01/43 Series A	NR/A/A+	2,386,741
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	704,424
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	917,114
	Warren County, Kentucky, Warren County Community Hospital Corp.
680,000	4.000%, 10/01/29	NR/A+/NR	685,794
	Total Healthcare		12,454,593

	Higher Education (13.5%)
	Boyle County, Kentucky Educational Facilities Refunding, Series 2017 (Centre College)
2,050,000	5.000%, 06/01/28	A3/A/NR	2,291,080
1,000,000	5.000%, 06/01/29	A3/A/NR	1,114,790
	Eastern Kentucky University General Receipts
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,395,201
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	916,571
	Kentucky Bond Development Corp. Educational Facilities, City of Danville (Centre College)
305,000	4.000%, 06/01/34 Series 2021	A3/A/NR	330,797

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Kentucky Bond Development Corp. Educational Facilities Revenue Refunding, City of Stamping Ground (Transylvania University Project)
$ 430,000	3.000%, 03/01/38 Series 2021A	NR/A-/NR	$ 409,080
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	538,366
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	643,288
	Kentucky State University COP
300,000	4.000%, 11/01/34 Series 2021 BAMI Insured	NR/AA/NR	332,004
310,000	4.000%, 11/01/36 Series 2021 BAMI Insured	NR/AA/NR	341,459
740,000	4.000%, 11/01/38 Series 2021 BAMI Insured	NR/AA/NR	811,277
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,410,740
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,076,490
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,044,510
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	1,966,383
1,230,000	3.000%, 09/01/35 Series 2022A	A1/NR/NR	1,226,138
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	951,004
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA/NR	1,072,180
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA+/NR	2,698,737

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	University of Louisville, Kentucky General Receipts
$ 1,235,000	3.000%, 09/01/32 Series 2021B BAMI Insured	A1/AA/NR	$ 1,255,279
1,275,000	3.000%, 09/01/33 Series 2021B BAMI Insured	A1/AA/NR	1,289,701
	Total Higher Education		24,115,075

	Housing (0.6%)
	Kentucky Housing Multifamily Mortgage Revenue
1,060,000	5.000%, 06/01/35 AMT (mandatory put 6/01/23)	NR/NR/NR*	1,061,707

	Local Public Property (6.2%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,954,719
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,643,739
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,072,514
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	516,081
30,000	4.250%, 02/01/24 Series A	NR/AA-/NR	30,068
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	363,834
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	393,696
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	424,524
380,000	3.000%, 02/01/30 Series C	NR/AA-/NR	389,348
460,000	3.000%, 02/01/32 Series D	NR/AA-/NR	466,859
470,000	3.000%, 02/01/33 Series D	NR/AA-/NR	474,794
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,169,332
	Kentucky Bond Corp. Financing Program
575,000	2.000%, 02/01/37 First Series A	NR/AA-/NR	481,758
590,000	2.000%, 02/01/38 First Series A	NR/AA-/NR	488,024
600,000	2.000%, 02/01/39 First Series A	NR/AA-/NR	489,954
730,000	3.000%, 02/01/41 Series F	NR/AA-/NR	721,065
	Total Local Public Property		11,080,309

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Building (15.2%)
	Bullitt County, Kentucky School District Finance Corp.
$ 970,000	1.875%, 12/01/36 Series 2020	A1/NR/NR	$ 809,504
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,266,880
	Franklin County, Kentucky School District Finance Corp.
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,176,768
	Hopkins County, Kentucky School District Finance Corp.
1,500,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,197,690
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	869,239
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,144,026
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,101,800
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,708,572
	Kenton County, Kentucky School District Finance Corp.
2,040,000	3.000%, 02/01/31 Series 2022	A1/NR/NR	2,091,673
	Lewis County, Kentucky School District Finance Corp.
1,600,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,272,784
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	604,164
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	645,953
	Scott County, Kentucky School District Finance Corp. School Building
2,000,000	4.000%, 02/01/32	Aa3/NR/NR	2,224,720
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,440,320
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,614,021
	Total School Building		27,168,114

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Student Loan (1.6%)
	Kentucky Higher Education Student Loan
$ 400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	$ 421,612
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	653,646
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	499,525
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	825,248
350,000	5.000%, 06/01/31 Senior Series 2021A-1 AMT	NR/A/A	406,171
	Total Student Loan		2,806,202

	Turnpike/Highway (6.1%)
	Kentucky State Turnpike Authority
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,392,096
1,200,000	5.000%, 07/01/31 Series A	Aa3/NR/NR	1,437,852
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	1,908,023
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,251,722
	Total Turnpike/Highway		10,989,693

	Utilities (1.9%)
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,040,922
	Murray, Kentucky Electric Plant Board
1,380,000	3.000%, 12/01/35 Series 2021 AGMC Insured	A1/AA/NR	1,401,583
	Total Utilities		3,442,505
	Total Revenue Bonds		147,969,922

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (11.5%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded Revenue Bonds\Escrowed to Maturity Bonds (11.5%)
	State Agency (1.4%)
	Kentucky State Property and Buildings Commission
$ 1,000,000	5.000%, 10/01/25	A1/A-/A+	$ 1,047,480
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,571,220
	Total State Agency		2,618,700

	Airports (1.5%)
	Lexington-Fayette Urban County Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/NR/NR	1,569,757
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/NR/NR	403,796
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/NR/NR	757,118
	Total Airports		2,730,671

	City (0.6%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA-/NR	1,035,730

	Healthcare (4.0%)
	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured ETM	A1/AA/NR	745,297
675,000	5.500%, 08/01/23 AGMC Insured ETM	A1/AA/NR	707,387
500,000	5.250%, 08/01/24 AGMC Insured	A1/AA/NR	522,360
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,139,871
	Total Healthcare		7,114,915

	School Building (0.6%)
	Fayette County, Kentucky School District Finance Corp.
1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	1,047,480

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Revenue Bonds\Escrowed to Maturity Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Turnpike/Highway (3.4%)
	Kentucky State Turnpike Authority
$ 5,000,000	5.000%, 07/01/29 Series A	Aa3/A-/A+	$ 5,048,050
1,000,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	1,009,610
	Total Turnpike/Highway		6,057,660
	Total Pre-Refunded\Escrowed to Maturity Bonds		20,605,156
	Total Municipal Bonds (cost $178,455,037)		176,403,692

Shares	Short-Term Investment (1.1%)
2,025,602	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.15%** (cost $2,025,602)	Aaa-mf/AAAm/NR	$ 2,025,602

	Total Investments (cost $180,480,639 - note 4)	99.7%	178,429,294
	Other assets less liabilities	0.3	476,606
	Net Assets	100.0%	$ 178,905,900

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Pre-refunded bonds\ETM bonds††	11.7%
Aa of Moody's or AA of S&P or Fitch	36.1
A of Moody's or S&P or Fitch	48.7
Baa of Moody's or BBB of S&P or Fitch	2.9
Not Rated*	0.6
100.0%

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $180,480,639)	$178,429,294
Interest receivable	2,138,133
Receivable for Fund shares sold	389,404
Other assets	27,992
Total assets	180,984,823

LIABILITIES
Payable for investment securities purchased	1,231,380
Payable for Fund shares redeemed	601,250
Management fee payable	61,807
Dividends payable	58,503
Distribution and service fees payable	140
Accrued expenses payable	125,843
Total liabilities	2,078,923
NET ASSETS	$178,905,900

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$174,459
Additional paid-in capital	180,692,849
Total distributable earnings (losses)	(1,961,408)
$178,905,900
CLASS A
Net Assets	$123,534,865
Capital shares outstanding	12,047,671
Net asset value and redemption price per share	$10.25
Maximum offering price per share (100/97 of $10.25)	$10.57

CLASS C
Net Assets	$3,829,659
Capital shares outstanding	373,538
Net asset value and offering price per share	$10.25

CLASS I
Net Assets	$6,348,143
Capital shares outstanding	619,305
Net asset value, offering and redemption price per share	$10.25

CLASS Y
Net Assets	$45,193,233
Capital shares outstanding	4,405,351
Net asset value, offering and redemption price per share	$10.26

See accompanying notes to financial statements.

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment Income
Interest income		$5,189,756

Expenses
Management fee (note 3)	$757,430
Distribution and service fee (note 3)	254,024
Transfer and shareholder servicing agent fees (note 3)	105,618
Legal fees	73,463
Fund accounting fees	62,177
Trustees’ fees and expenses (note 7)	48,394
Registration fees and dues	23,764
Auditing and tax fees	22,500
Shareholders’ reports	18,542
Custodian fees	11,202
Insurance	8,951
Compliance services (note 3)	8,352
Credit facility fees (note 10)	3,085
Miscellaneous	13,913
Total expenses		1,411,415
Net investment income		3,778,341

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(5,762)
Change in unrealized appreciation (depreciation) on investments	(11,699,561)
Net realized and unrealized gain (loss) on investments		(11,705,323)
Net change in net assets resulting from operations		$(7,926,982)

See accompanying notes to financial statements.

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$3,778,341	$3,848,309
Realized gain (loss) from securities transactions	(5,762)	171,186
Change in unrealized appreciation (depreciation) on investments	(11,699,561)	2,097,695
Change in net assets resulting from operations	(7,926,982)	6,117,190

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,777,064)	(2,941,350)

Class C Shares	(56,656)	(72,791)

Class I Shares	(129,140)	(134,147)

Class Y Shares	(986,166)	(697,912)
Change in net assets from distributions	(3,949,026)	(3,846,200)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	23,209,081	35,142,810
Reinvested dividends and distributions	3,208,855	3,073,581
Cost of shares redeemed	(22,813,782)	(34,404,262)
Change in net assets from capital share transactions	3,604,154	3,812,129

Change in net assets	(8,271,854)	6,083,119

NET ASSETS:
Beginning of period	187,177,754	181,094,635
End of period	$178,905,900	$187,177,754

See accompanying notes to financial statements.

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Churchill Tax-Free Fund of Kentucky. Churchill Tax-Free Fund of Kentucky transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Churchill Tax-Free Fund of Kentucky on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Churchill Tax-Free Fund of Kentucky received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$2,025,602
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	176,403,692
Level 3 – Significant Unobservable Inputs	—
Total	$178,429,294
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $200,715 of which the Distributor retained $10,388.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $34,949. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $11,650. For the year ended March 31, 2022, the total of these payments with respect to Class C Shares amounted to $46,599 of which the Distributor retained $12,728.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2022, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $23,485 of which $6,710 related to the Plan and $16,775 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $27,399 of which the Distributor received $6,340.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $26,391,931 and $13,687,018, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $180,469,448. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,585,098 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $4,625,252 for a net unrealized depreciation of $2,040,154.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2022, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	649,893	$7,077,451	1,249,468	$13,625,398
Reinvested dividends and distributions	229,741	2,480,053	229,065	2,489,429
Cost of shares redeemed	(1,193,302)	(12,856,736)	(2,266,584)	(24,608,888)
Net change	(313,668)	(3,299,232)	(788,051)	(8,494,061)

Class C Shares
Proceeds from shares sold	25,109	270,493	59,756	649,601
Reinvested dividends and distributions	4,988	53,912	6,454	70,124
Cost of shares redeemed	(147,776)	(1,602,993)	(98,145)	(1,070,513)
Net change	(117,679)	(1,278,588)	(31,935)	(350,788)

Class I Shares
Proceeds from shares sold	—	—	–	–
Reinvested dividends and distributions	11,967	129,139	12,344	134,110
Cost of shares redeemed	(12,282)	(132,542)	(12,546)	(136,316)
Net change	(315)	(3,403)	(202)	(2,206)

Class Y Shares
Proceeds from shares sold	1,464,106	15,861,137	1,915,643	20,867,811
Reinvested dividends and distributions	50,592	545,751	34,928	379,918
Cost of shares redeemed	(764,925)	(8,221,511)	(792,673)	(8,588,545)
Net change	749,773	8,185,377	1,157,898	12,659,184
Total transactions in Fund shares	318,111	$3,604,154	337,710	$3,812,129

7. Trustees’ Fees and Expenses

At March 31, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $46,639. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $1,755.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$3,777,511	$3,845,721
Ordinary Income	329	479
Capital Gains	171,186	—
	$3,949,026	$3,846,200

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Unrealized depreciation	(2,040,154)
Accumulated net realized loss on investments	(5,762)
Undistributed tax-exempt income	143,011
Other temporary differences	(58,503)
$(1,961,408)

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.79	$10.64	$10.48	$10.55
Income from investment operations:
Net investment income(1)	0.22	0.23	0.24	0.25	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.67)	0.14	0.15	0.18	(0.06)
Total from investment operations	(0.45)	0.37	0.39	0.43	0.20
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.23)	(0.23)	(0.24)	(0.27)	(0.27)
Net asset value, end of period	$10.25	$10.93	$10.79	$10.64	$10.48
Total return (not reflecting sales charge)	(4.25)%	3.48%	3.72%	4.10%	1.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$124	$135	$142	$144	$160
Ratio of expenses to average net assets	0.75%	0.77%	0.80%	0.79%	0.75%
Ratio of net investment income to average net assets	1.99%	2.14%	2.26%	2.36%	2.48%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.78	$10.64	$10.47	$10.54
Income from investment operations:
Net investment income(1)	0.12	0.14	0.15	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	(0.67)	0.15	0.14	0.19	(0.06)
Total from investment operations	(0.55)	0.29	0.29	0.35	0.11
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.14)	(0.15)	(0.16)	(0.17)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.13)	(0.14)	(0.15)	(0.18)	(0.18)
Net asset value, end of period	$10.25	$10.93	$10.78	$10.64	$10.47
Total return (not reflecting CDSC)	(5.06%)	2.70%	2.75%	3.32%	1.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$5	$6	$7	$9
Ratio of expenses to average net assets	1.60%	1.62%	1.65%	1.64%	1.60%
Ratio of net investment income to average net assets	1.13%	1.29%	1.41%	1.50%	1.63%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.92	$10.78	$10.64	$10.47	$10.54
Income from investment operations:
Net investment income(1)	0.20	0.22	0.23	0.23	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.14	0.14	0.19	(0.07)
Total from investment operations	(0.46)	0.36	0.37	0.42	0.18
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.22)	(0.23)	(0.23)	(0.24)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.21)	(0.22)	(0.23)	(0.25)	(0.25)
Net asset value, end of period	$10.25	$10.92	$10.78	$10.64	$10.47
Total return	(4.31)%	3.33%	3.48%	4.04%	1.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$7	$7	$7	$7
Ratio of expenses to average net assets	0.91%	0.92%	0.93%	0.94%	0.90%
Ratio of net investment income to average net assets	1.84%	1.99%	2.12%	2.20%	2.33%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.79	$10.65	$10.48	$10.55
Income from investment operations:
Net investment income(1)	0.23	0.25	0.26	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.14	0.14	0.19	(0.06)
Total from investment operations	(0.43)	0.39	0.40	0.45	0.22
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.25)	(0.26)	(0.26)	(0.28)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.24)	(0.25)	(0.26)	(0.28)	(0.29)
Net asset value, end of period	$10.26	$10.93	$10.79	$10.65	$10.48
Total return	(4.01)%	3.64%	3.78%	4.35%	2.04%
Ratios/supplemental data
Net assets, end of period (in millions)	$45	$40	$27	$30	$43
Ratio of expenses to average net assets	0.60%	0.62%	0.65%	0.64%	0.60%
Ratio of net investment income to average net assets	2.14%	2.28%	2.41%	2.50%	2.63%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

35  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

36  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

37  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

38  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

39  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky; Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

40  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

41  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$ 955.10	$3.66	$1,021.19	$3.78	0.75%
C	$1,000	$ 951.00	$7.78	$1,016.95	$8.05	1.60%
I	$1,000	$ 954.40	$4.39	$1,020.44	$4.53	0.90%
Y	$1,000	$ 955.90	$2.93	$1,021.94	$3.02	0.60%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

43  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $3,777,511 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 95.6% of total dividends paid, were exempt-interest dividends; $171,186 of dividends paid by the Fund constituting 4.3% of total dividends paid were capital gains distributions and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

44  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Troy Miller, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYAR-0522

Annual Report March 31, 2022

Aquila Narragansett Tax-Free Income Fund Maintaining Perspective with Reason for Optimism Serving Rhode Island investors since 1992

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

NOT A PART OF THE ANNUAL REPORT

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

NOT A PART OF THE ANNUAL REPORT

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income as is consistent with preservation of capital while staying within self-imposed quality constraints. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. A maturity range of between 5 and 15 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. The intention is to maintain a similar profile going forward. As of March 31, 2022, the portfolio had an average maturity of 9.07 years.

U.S. Economy

The U.S. economy closed 2021 with another stellar year for equities while bonds performed relatively well given the amount of volatility experienced in rates. The recent flareup from the omicron variant, continued political gridlock, geopolitical flashpoints, supply chain disruptions and inflationary pressures provided a plethora of risks to the markets during 2021, that have spilled into the new year. Fortunately for investors, extreme stimulus and liquidity, stronger consumer economic balance sheets, a healing labor market, robust corporate profitability and durable momentum bolstered the economy so that despite these bumps in the road, the markets had a pretty good year. Moving into 2022, the biggest challenge for financial markets will be actions of the central banks, most notably the Federal Reserve (the “Fed”). While the Fed can be credited with its swift and aggressive actions early on in the pandemic to stave off some potential draconian scenarios for the markets, it found itself in the precarious position of having pulled back from such extreme monetary accommodation, having continued buying hundreds of billions of dollars of bonds up until the very end of the year in 2021. While needing to hasten the pace of policy normalization, their communications and actions will likely be well-telegraphed and undoubtedly seek to maintain confidence in the trajectory of the post-pandemic economic recovery. Even if the Fed is successful in navigating through its policy adjustment leaving the economy unscathed, markets will likely face increased levels of volatility, making 2022 more challenging to replicate than the strong performance of last year. (Subsequent to the Fund’s fiscal year end, on May 4th, the Fed increased the Fed Funds rate (the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight) by 50 basis points (“bps”) – this level of increase has not occurred since 2000 – and indicated that 50 bps increases would be considered at the time of the Fed’s next couple of meetings. The May 4th Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.)

1  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Municipal Market

The municipal bond market had a great year in 2021, despite an increase in supply as investors continued their appetite for tax-free income based on expectations of increased tax rates during the year. Although tax rates were not increased, spreads remained tight through the remainder of 2021 as indicated by the municipal bond yields as a percentage of U.S. Treasury yields which reached their tightest levels (mid-50%) seen on the shorter to intermediate ends of the curve. The beginning of 2022 saw spreads widen in response to concerns over inflation and the Federal Reserve’s indication that it would both raise short-term interest rates and shrink its balance sheet to remove monetary stimulus. This combination led to the beginning of one of the worst bond market routs in decades, as investors shunned fixed income altogether as reported inflation figures ran unabated and supply chain issues remained top of mind. The Russian invasion of Ukraine also added geopolitical fuel to the fire as oil, natural gas and wheat prices surged. On the credit side of things, municipal budgets and revenues appear to be in very good shape as federal monies received and tax collections have increased states’ coffers. Funds also appear to be plentiful for infrastructure projects to continue for the next few years with little current need for increases in tax rates.

Rhode Island Economy

Rhode Island saw jobs at about 97% of the all-time peak of 508.4 thousand workers in February 2020, the beginning of the pandemic. The state’s unemployment rate continues to trend downward with the March unemployment rate at 3.4%, below pre-pandemic levels. Five employment sectors – Construction, Manufacturing, Professional & Technical Services, Transportation & Utilities and Wholesale Trade – reported more jobs in March 2022 than they had in the month prior to the pandemic shutdown. The most recent state budget (as of November 2021) is showing an early projection of a bit over $600 million of surplus. The state ended FY 2021 (6/30/21) with a $281 million surplus as a result of higher income and sales taxes and lower departmental spending. These figures exclude any funds related to the American Rescue Plan Act (“ARPA”) funds. The state has set aside the ARPA funds for further review and use towards a number of long-term strategic initiatives to include: affordable housing, mental health facilities and support, workforce training and small business assistance. Other initiatives outside of the ARPA funds relate to the continued improvement of public schools, further development of the “blue” economy and tax incentives for expanding Rhode Island-based companies.

Fund Performance

Returns for the Aquila Narragansett Tax-Free Income Fund Class Y Share class was 0.74%, compared to the Bloomberg Municipal Bond: Quality Intermediate Total Return Unhedged USD (the “Index”) for calendar year 2021 with a return of 0.33%. For the fiscal year ending March 31, 2022, performance for the Fund’s Y Share class was -4.11% which was greater than the -4.37% return for the Index for the same period. The Fund outperformed its benchmark by having a slightly longer duration than the benchmark. This positioning was additive to performance for most of the year; however, the most recent quarter (ended March 31st) saw significant increases in interest rates and a loss of underlying bond values. This deterioration led to negative performance in-line with the benchmark as longer end of the yield curve flattened with short term interest rates moving considerably higher than longer term rates. Lower quality credits also outperformed higher quality credits during the same periods with the exception of the first quarter of 2022. With a very large allocation to AA credits and higher, we were not able to outperform the benchmark to the desired degree, but Rhode Island issues tended to receive a bit more national attention and benefitted from greater spread tightening. More recently, despite new issuance similar to last year, the secondary market had a resurgence in Rhode Island bonds. We were able to take advantage of the opportunity and add to existing holdings as yields became more attractive. The spread of these new purchases in excess of the portfolio yield have been at levels not seen since the first half of 2020. This, in turn, has provided for an increase in the Fund’s portfolio yield accomplished by swapping some shorter-term bonds and extending out the yield curve to take advantage of higher relative yields. These purchases will help to both increase portfolio yield and provide higher income for shareholders.

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MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

After seeing the first flames of inflation during the second half of 2021, the Federal Reserve has shifted its focus from full employment to fighting inflation. By all indications, the markets believe the Fed is behind the curve, since it postponed its first rate hike until mid-March and both the Consumer Price Index (“CPI”) and Personal Consumption Expenditure (“PCE”) inflation figures have not abated. While as of March 31st we have recently seen a slightly inverted U.S. Treasury curve, the municipal yield curve has remained positively sloped, but has flattened out beyond 13 years. Additional fiscal stimulus, higher commodities prices and the Russian invasion of Ukraine have also added to the inflationary pressures and concerns that the Fed may not achieve its desired “soft landing”. The economy appears to be on solid footing with full employment, higher than expected Gross Domestic Product (“GDP”), and generally good corporate earnings, The yield curve anticipates the Fed will continue to increase short term interest rates at a faster rate and begin shrinking its balance sheet to remove excess liquidity from the monetary system. While we saw a sharp rise in rates during the first quarter of 2022, we expect rates could moderate should inflation figures begin to show signs of abating. While we would not attempt to guess terminal interest rates at this point, your Fund’s current portfolio positioning should allow for the flexibility to take advantage of movements in the yield curve to take advantage of higher rates and expected bond issuance during the remainder of the year. It is a fine balance between the two, but it remains a major part of our long-standing disciplined approach. While analysis and decisions are made with the most current information available at the time, the tradeoff between current income and interest rate risk remains a portfolio manager’s challenge while considering one of the Fund’s hallmarks of seeking to maintain a relatively stable net asset value (“NAV”). Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of the market environment as we have since 1992.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

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MANAGEMENT DISCUSSION (continued)

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 9/10/92
With Maximum Sales Charge	(7.12)%	0.94%	1.89%	3.98%
Without Sales Charge	(4.26)	1.77	2.31	4.13
Class C since 5/01/96
With CDSC*	(6.01)	0.91	1.44	2.91
Without CDSC	(5.07)	0.91	1.44	2.91
Class F since 11/30/18
No Sales Charge	(4.10)	N/A	N/A	1.87
Class I since 11/04/98
No Sales Charge	(4.39)	1.66	2.18	3.30
Class Y since 5/01/96
No Sales Charge	(4.11)	1.92	2.46	3.98
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.41	(Class A)
				4.18	(Class C & Y)
				3.30	(Class I)
				3.89	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (25.7%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Barrington, Rhode Island
$ 1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$ 1,121,669
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	918,024
1,900,000	3.000%, 08/01/38 Series 2021A	NR/AA+/NR	1,911,723
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 AGMC Insured	A1/AA/NR	1,672,217
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,414,119
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,357,095
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,098,780
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	674,335
860,000	4.000%, 08/15/34 Series 2021 A	NR/AA-/AA+	950,971
455,000	4.000%, 08/15/35 Series 2021 A	NR/AA-/AA+	502,534
475,000	4.000%, 08/15/36 Series 2021 A	NR/AA-/AA+	524,048
1,515,000	4.250%, 07/15/24 Series BBAMI Insured	A1/AA/AA+	1,593,977
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,071,800
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	501,110
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	501,195
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	777,273
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	501,225
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A1/AA/NR	1,033,352
1,020,000	3.700%, 06/01/33 Series A	A1/AA/NR	1,032,791
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,550,670
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,325,993
	Middleton, Rhode Island
435,000	4.000%, 02/01/31 Series 2021A	Aa1/NR/NR	494,404
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,053,341

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	North Kingstown, Rhode Island
$ 375,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 379,076
1,500,000	3.500%, 04/01/37 Series 2021 A	NR/AA+/NR	1,576,650
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	850,204
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,129,685
	Pawtucket, Rhode Island
1,010,000	4.000%, 11/01/25 AGMC Insured	A1/AA/A+	1,052,167
890,000	4.500%, 07/15/33 Series C AGMC Insured	A1/AA/NR	1,005,015
935,000	4.500%, 07/15/34 Series C AGMC Insured	A1/AA/NR	1,054,661
975,000	4.500%, 07/15/35 Series C AGMC Insured	A1/AA/NR	1,098,718
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,194,709
	Providence, Rhode Island
975,000	3.625%, 01/15/29 Series A AGMC Insured	A1/AA/A-	985,852
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A1/AA/A-	2,034,221
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A1/AA/A-	1,011,460
	Richmond, Rhode Island
775,000	3.000%, 08/01/24	Aa3/NR/NR	786,927
	State of Rhode Island
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,063,340
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,039,120
2,500,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,749,525
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,037,380
2,000,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	2,014,320
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,087,760
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,143,380
2,260,000	4.000%, 08/01/30 Series 2021C	Aa2/AA/AA	2,549,732
1,600,000	4.000%, 08/01/33 Series 2021E	Aa2/AA/AA	1,797,840

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Warren, Rhode Island
$ 1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	$ 1,269,450
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	2,018,800
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,210,262
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	A3/AA/NR	870,962
	Westerly, Rhode Island
345,000	5.000%, 11/15/31 Series 2021 A	NR/AA/NR	418,495
	Total General Obligation Bonds		64,012,357

	Revenue Bonds (64.8%)
	Development (6.1%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A1/AA/NR	3,185,610
4,200,000	4.000%, 09/15/35 Series A AGMC Insured	A1/AA/NR	4,444,146
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A1/AA/NR	1,822,195
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	1,007,070
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	909,228
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,085,861
	Rhode Island Infrastructure Bank Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,222,687
1,555,000	3.000%, 10/01/37 Series 2020 A	NR/AA/NR	1,550,864
	Total Development		15,227,661

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (2.6%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
$ 1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	$ 1,090,060
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,086,490
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,356,188
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,888,303
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,101,400
	Total Healthcare		6,522,441

	Higher Education (5.3%)
	Rhode Island Health and Education Building Corp., Higher Educational Facility
2,500,000	5.000%, 09/15/30 Series 2010 A AGMC Insured	Aa3/NR/NR	2,507,600
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,146,480
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,611,736
250,000	4.000%, 11/01/37 Series 2021B	A2/A/NR	269,553
250,000	4.000%, 11/01/38 Series 2021B	A2/A/NR	269,080
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,089,640

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
$ 500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	$ 532,125
2,650,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	2,801,077
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,079,940
	Total Higher Education		13,307,231

	Housing (6.6%)
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
155,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	151,985
2,000,000	2.100%, 10/01/35 Series 73 A	Aa1/AA+/NR	1,774,800
2,000,000	2.300%, 10/01/40 Series 73 A	Aa1/AA+/NR	1,720,580
2,000,000	2.050%, 10/01/36 Series 75 A	Aa1/AA+/NR	1,725,680
750,000	2.350%, 10/01/36 Series 76 A	Aa1/AA+/NR	669,758
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	748,894
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	973,270
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
1,245,000	0.450%***, 10/01/40 Series 2021 1-A (Mandatory Tender Date 10/01/23)	Aa2/NR/NR	1,211,036
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,220,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,224,462
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,005,140
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,274,139
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,003,430
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,011,110
	Total Housing		16,494,284

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (31.7%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
$ 795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	$ 863,068
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,625,579
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,001,620
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,002,740
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,229,342
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,001,570
2,000,000	4.000%, 05/15/37 Series 2021F	NR/AA/NR	2,191,560
3,000,000	4.000%, 05/15/38 Series 2021F	NR/AA/NR	3,281,790
2,000,000	4.000%, 05/15/41 Series 2021F	NR/AA/NR	2,177,380
	Rhode Island Health and Education Building Corp., Exeter-West Greenwich Regional School District
2,305,000	3.500%, 05/15/37 Series 2021 G	Aa3/NR/NR	2,340,681
2,100,000	4.000%, 05/15/41 Series 2021 G	Aa3/NR/NR	2,234,232
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	1,031,424

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Lincoln
$ 3,245,000	5.000%, 05/15/33 Series 2020 B	Aa2/NR/AAA	$ 3,826,699
1,610,000	4.000%, 05/15/35 Series 2020 B	Aa2/NR/AAA	1,770,823
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,659,625
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
2,000,000	4.000%, 05/15/36 Series 2022C	NR/AA+/NR	2,221,660
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingston
370,000	4.000%, 05/15/29 Series 2021 A	NR/AA+/NR	412,487
405,000	4.000%, 05/15/30 Series 2021 A	NR/AA+/NR	454,446
355,000	3.000%, 05/15/33 Series 2021 A	NR/AA+/NR	362,948
415,000	3.000%, 05/15/34 Series 2021 A	NR/AA+/NR	421,337
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,121,615
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	837,840
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	582,215
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	581,315
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	580,680
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	542,760

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
$ 1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	$ 1,632,941
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,090,400
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,136,876
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,184,372
1,455,000	4.000%, 05/15/35 Series 2022A	Aa3/NR/NR	1,587,085
1,000,000	4.000%, 05/15/36 Series 2022A	Aa3/NR/NR	1,086,860
1,635,000	4.000%, 05/15/38 Series 2022A	Aa3/NR/NR	1,762,808
500,000	4.000%, 05/15/42 Series 2022A	Aa3/NR/NR	535,120
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,160,050
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Providence
500,000	4.000%, 05/15/36 Series 2021D BAMI Insured	Aa3/AA/NR	548,470
2,250,000	4.000%, 05/15/37 Series 2021D BAMI Insured	Aa3/AA/NR	2,465,505
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,434,407
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Smithfield
1,000,000	3.000%, 05/15/37 Series 2021H	NR/AA/NR	956,460
1,000,000	3.000%, 05/15/38 Series 2021H	NR/AA/NR	930,200
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Tiverton
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,768,028
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,480,000	4.000%, 05/15/36 Series 2022B	NR/AA/NR	1,608,553

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Westerly
$ 500,000	4.000%, 05/15/30 Series 2021E	NR/AA/NR	$ 556,745
500,000	4.000%, 05/15/31 Series 2021E	NR/AA/NR	560,655
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue
445,000	5.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	516,302
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,194,340
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,820,544
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	3,141,690
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,588,275
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,117,100
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,052,280
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,098,910

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
$ 1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	$ 1,067,480
1,340,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	1,463,387
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	570,665
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	568,405
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	565,435
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	821,761
	Total Public School		78,949,545

	Secondary Education (1.1%)
	Rhode Island Health and Educational Building Corp., Educational Institution, St. George's School
600,000	4.000%, 10/01/36 Series 2021	NR/AA-/NR	654,744
600,000	4.000%, 10/01/37 Series 2021	NR/AA-/NR	652,254
1,265,000	4.000%, 10/01/38 Series 2021	NR/AA-/NR	1,370,602
	Total Secondary Education		2,677,600

	Transportation (6.5%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A-/BBB+	692,080
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A-/BBB+	1,105,731

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
$ 1,425,000	5.000%, 07/01/24 Series 2018	Baa1/BBB+/NR	$ 1,505,356
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,682,700
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	1,932,492
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,106,010
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A-/BBB+	1,036,520
2,000,000	4.000%, 07/01/24 Series B	Baa1/A-/BBB+	2,047,420
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,313,991
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,578,405
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,050,720
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	326,343
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	325,974
345,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	374,515
	Total Transportation		16,078,257

	Water and Sewer (4.0%)
	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,301,181
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,120,751

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Rhode Island Infrastructure Bank Water, City of Pawtucket
$ 1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	$ 1,894,073
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,723,269
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	537,660
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	510,815
	Total Water and Sewer		10,087,749

	Other Revenue (0.9%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A1/AA/NR	2,247,680
	Total Revenue Bonds		161,592,448

	Pre-Refunded\Escrowed to Maturity Bonds (6.9%)††
	Pre-Refunded General Obligation Bonds (2.0%)
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,190,581
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,616,250
	State of Rhode Island
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,167,239
	Total Pre-Refunded General Obligation Bonds		4,974,070

18  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (4.9%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Development (2.6%)
	Rhode Island Convention Center Authority Refunding
$ 6,250,000	4.000%, 05/15/23 Series A ETM	A1/AA-/AA-	$ 6,393,875

	Healthcare (0.2%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/NR/NR*	507,880

	Higher Education (0.8%)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Bryant University
1,000,000	5.000%, 06/01/32 Series 2014	A2/A/NR	1,066,010
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	1,008,790
	Total Higher Education		2,074,800

	Public School (0.4%)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,003,610

	Water and Sewer (0.8%)
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,029,460
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,029,460
	Total Water and Sewer		2,058,920

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Other Revenue (0.1%)
	State of Rhode Island Depositors Economic Protection Corp.
$ 215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	$ 218,206
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		12,257,291
	Total Pre-Refunded\Escrowed to Maturity Bonds		17,231,361
	Total Municipal Bonds (cost $246,750,548)		242,836,166

Shares	Short-Term Investment (1.2%)
3,097,564	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.15%** (cost $3,097,564)	Aaa-mf/AAAm/NR	3,097,564

	Total Investments (cost $249,848,112 - note 4)	98.6%	245,933,730
	Other assets less liabilities	1.4	3,407,481
	Net Assets	100.0%	$ 249,341,211

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	8.8%
Pre-refunded bonds\ETM bonds††	7.1
Aa of Moody's or AA of S&P or Fitch	71.9
A of Moody's or S&P or Fitch	8.7
Baa of Moody’s or BBB of S&P or Fitch	3.5
100.0%

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMI - Build America Mutual Insurance COP - Certificates of Participation ETM - Escrowed to Maturity NPFG - National Public Finance Guarantee NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $249,848,112)	$245,933,730
Interest receivable	2,990,741
Receivable for investment securities sold	805,000
Receivable for Fund shares sold	217,976
Other assets	30,932
Total assets	249,978,379

LIABILITIES
Payable for Fund shares redeemed	248,473
Dividends payable	191,430
Management fees payable	103,831
Distribution and service fees payable	161
Accrued expenses payable	93,273
Total liabilities	637,168
NET ASSETS	$249,341,211

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$240,696
Additional paid-in capital	253,638,104
Total distributable earnings (losses)	(4,537,589)
$249,341,211
CLASS A
Net Assets	$116,826,956
Capital shares outstanding	11,277,186
Net asset value and redemption price per share	$10.36
Maximum offering price per share (100/97 of $10.36)	$10.68

CLASS C
Net Assets	$1,996,674
Capital shares outstanding	192,709
Net asset value and offering price per share	$10.36

CLASS F
Net Assets	$4,179,033
Capital shares outstanding	404,134
Net asset value, offering and redemption price per share	$10.34

CLASS I
Net Assets	$317,148
Capital shares outstanding	30,592
Net asset value, offering and redemption price per share	$10.37

CLASS Y
Net Assets	$126,021,400
Capital shares outstanding	12,164,949
Net asset value, offering and redemption price per share	$10.36

See accompanying notes to financial statements.

22  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment Income
Interest income		$6,840,384

Expenses
Management fee (note 3)	$1,324,370
Distribution and service fee (note 3)	215,319
Transfer and shareholder servicing agent fees	135,105
Legal fees	106,083
Trustees’ fees and expenses (note 7)	63,984
Fund accounting fees	62,044
Registration fees and dues	36,336
Auditing and tax fees	24,200
Shareholders’ reports	14,100
Insurance	12,454
Custodian fees	9,522
Compliance services (note 3)	8,352
Credit facility fees (note 10)	4,327
Miscellaneous	18,185
Total expenses	2,034,381

Management fee waived (note 3)	(198,656)
Net expenses		1,835,725
Net investment income		5,004,659

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	308,280
Change in unrealized appreciation (depreciation) on investments	(16,421,738)

Net realized and unrealized gain (loss) on investments		(16,113,458)
Net change in net assets resulting from operations		$(11,108,799)

See accompanying notes to financial statements.

23  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$5,004,659	$5,213,851
Net realized gain (loss) from securities transactions	308,280	3,597
Change in unrealized appreciation (depreciation) on investments	(16,421,738)	2,304,829
Change in net assets resulting from operations	(11,108,799)	7,522,277

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,295,832)	(2,490,385)

Class C Shares	(25,202)	(51,430)

Class F Shares	(65,977)	(40,692)

Class I Shares	(5,562)	(5,148)

Class Y Shares	(2,612,075)	(2,626,117)
Change in net assets from distributions	(5,004,648)	(5,213,772)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	38,048,274	35,270,200
Reinvested dividends and distributions	2,685,054	2,704,757
Cost of shares redeemed	(32,139,187)	(27,296,504)
Change in net assets from capital share transactions	8,594,141	10,678,453

Change in net assets	(7,519,306)	12,986,958

NET ASSETS:
Beginning of period	256,860,517	243,873,559
End of period	$249,341,211	$256,860,517

See accompanying notes to financial statements.

24  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Narragansett Tax-Free Income Fund. Narragansett Tax-Free Income Fund transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Narragansett Tax-Free Income Fund on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Narragansett Tax-Free Income Fund received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

25  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$3,097,564
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	242,836,166
Level 3 – Significant Unobservable Inputs	—
Total	$245,933,730
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the year ended March 31, 2022 for its services, the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. The Sub-Advisor has contractually agreed to waive its fee through September 30, 2022 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2022, the Fund incurred management fees of $1,324,370 of which $198,656 was waived, which included supplemental fee waivers of $145,681 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $189,107, of which the Distributor retained $11,904.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $19,410. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $6,470. The total of these payments with respect to Class C Shares amounted to $25,880, of which the Distributor retained $7,665.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2022, these payments were made at the average annual rate of 0.35% of such net assets amounting to $1,163 of which $332 related to the Plan and $831 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $81,115, of which the Distributor received $18,270.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $52,137,639 and $31,789,408, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $249,847,900. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,706,344 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,620,514 for a net unrealized depreciation of $3,914,170.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2022, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,048,369	$11,565,836	1,384,257	$15,336,700
Reinvested dividends and distributions	154,577	1,689,451	166,372	1,839,025
Cost of shares redeemed	(1,306,729)	(14,281,994)	(1,132,393)	(12,497,593)
Net change	(103,783)	(1,026,707)	418,236	4,678,132

Class C Shares
Proceeds from shares sold	18,043	199,732	30,025	330,537
Reinvested dividends and distributions	1,633	17,857	2,239	24,745
Cost of shares redeemed	(95,456)	(1,045,867)	(267,530)	(2,965,728)
Net change	(75,780)	(828,278)	(235,266)	(2,610,446)

Class F Shares
Proceeds from shares sold	302,732	3,309,773	62,780	694,281
Reinvested dividends and distributions	6,072	65,977	3,690	40,719
Cost of shares redeemed	(97,357)	(1,055,187)	(11,740)	(129,597)
Net change	211,447	2,320,563	54,730	605,403

Class I Shares
Proceeds from shares sold	4,733	51,977	8,435	93,459
Reinvested dividends and distributions	461	5,038	416	4,603
Cost of shares redeemed	(4,947)	(54,223)	(978)	(10,854)
Net change	247	2,792	7,873	87,208

Class Y Shares
Proceeds from shares sold	2,084,899	22,920,956	1,698,846	18,815,223
Reinvested dividends and distributions	83,039	906,731	71,986	795,665
Cost of shares redeemed	(1,443,311)	(15,701,916)	(1,057,097)	(11,692,732)
Net change	724,627	8,125,771	713,735	7,918,156
Total transactions in Fund shares	756,758	$8,594,141	959,308	$10,678,453

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

7. Trustees’ Fees and Expenses

At March 31, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $61,878. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,106.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2022, the Fund had capital loss carry forwards of $680,357 where the $680,357 retains its character of short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$5,004,124	$5,211,017
Ordinary Income	524	2,755
	$5,004,648	$5,213,772

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	248,368
Accumulated net realized loss	(680,357)
Unrealized depreciation	(3,914,170)
Other temporary differences	(191,430)
$(4,537,589)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended March 31, 2022.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

33  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.20	0.23	0.25	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.46)	0.34	0.42	0.43	0.23
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.23)	(0.25)	(0.26)	(0.27)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.20)	(0.23)	(0.25)	(0.26)	(0.27)
Net asset value, end of period	$10.36	$11.02	$10.91	$10.74	$10.57
Total return (not reflecting sales charge)	(4.26)%	3.09%	3.89%	4.18%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$117	$125	$120	$115	$116
Ratio of expenses to average net assets	0.76%	0.78%	0.79%	0.79%	0.76%
Ratio of net investment income to average net assets	1.82%	2.04%	2.25%	2.51%	2.53%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.84%	0.86%	0.87%	0.86%	0.84%
Ratio of net investment income to average net assets	1.75%	1.96%	2.17%	2.43%	2.45%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income (1)	0.11	0.13	0.15	0.17	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.55)	0.24	0.32	0.34	0.14
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.13)	(0.15)	(0.17)	(0.18)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.11)	(0.13)	(0.15)	(0.17)	(0.18)
Net asset value, end of period	$10.36	$11.02	$10.91	$10.74	$10.57
Total return (not reflecting sales charge)	(5.07)%	2.21%	3.01%	3.30%	1.31%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$7	$9
Ratio of expenses to average net assets	1.61%	1.64%	1.65%	1.63%	1.61%
Ratio of net investment income to average net assets	0.97%	1.20%	1.41%	1.66%	1.68%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.69%	1.71%	1.73%	1.71%	1.69%
Ratio of net investment income to average net assets	0.90%	1.13%	1.33%	1.58%	1.60%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$11.00	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.22	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.24
Total from investment operations	(0.44)	0.35	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—	—
Total distributions	(0.22)	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$10.34	$11.00	$10.89	$10.72
Total return	(4.10)%	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.58%	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	1.99%	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	12%	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.66%	0.68%	0.69%	0.71%(3)
Ratio of net investment income to average net assets	1.92%	2.13%	2.33%	2.50%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.03	$10.91	$10.74	$10.56	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.18	0.21	0.23	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.12	0.17	0.18	(0.05)
Total from investment operations	(0.48)	0.33	0.40	0.44	0.21
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.21)	(0.23)	(0.26)	(0.26)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.18)	(0.21)	(0.23)	(0.26)	(0.26)
Net asset value, end of period	$10.37	$11.03	$10.91	$10.74	$10.56
Total return	(4.39)%	3.03%	3.74%	4.24%	1.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.3	$0.2	$0.2	$0.1
Ratio of expenses to average net assets	0.91%	0.93%	0.94%	0.83%	0.89%
Ratio of net investment income to average net assets	1.67%	1.89%	2.10%	2.47%	2.41%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.99%	1.00%	1.02%	0.91%	0.97%
Ratio of net investment income to average net assets	1.60%	1.81%	2.02%	2.39%	2.33%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.22	0.24	0.26	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.44)	0.35	0.43	0.45	0.25
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.28)	(0.29)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.22)	(0.24)	(0.26)	(0.28)	(0.29)
Net asset value, end of period	$10.36	$11.02	$10.91	$10.74	$10.57
Total return	(4.11)%	3.24%	4.05%	4.34%	2.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$126	$126	$117	$105	$106
Ratio of expenses to average net assets	0.61%	0.63%	0.64%	0.64%	0.61%
Ratio of net investment income to average net assets	1.97%	2.19%	2.40%	2.66%	2.69%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.69%	0.71%	0.72%	0.72%	0.69%
Ratio of net investment income to average net assets	1.90%	2.11%	2.32%	2.58%	2.61%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Narragansett Tax-Free Income Fund

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

39  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

40  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

41  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

42  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

43  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky; Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

44  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

45  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

46  |  Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$ 951.20	$3.75	$1,021.09	$3.88	0.77%
C	$1,000	$ 947.10	$7.86	$1,016.85	$8.15	1.62%
F	$1,000	$ 951.90	$2.87	$1,021.99	$2.97	0.59%
I	$1,000	$ 951.40	$4.48	$1,020.34	$4.63	0.92%
Y	$1,000	$ 951.90	$3.02	$1,021.84	$3.13	0.62%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

47  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $5,004,124 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

48  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CLARFELD FINANCIAL ADVISORS, LLC

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RIAR-0522

Annual Report March 31, 2022

Aquila Tax-Free Fund of Colorado Maintaining Perspective with Reason for Optimism Serving Colorado investors since 1987

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

NOT A PART OF THE ANNUAL REPORT

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

NOT A PART OF THE ANNUAL REPORT

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

U.S. Economy

The U.S. economy recovered throughout 2021, primarily due to states re-opening and strong consumer activity, despite direct federal stimulus funds to individuals drying up. Consumer spending on goods exceeded pre-pandemic levels, while spending on services are now near pre-pandemic spending levels. The $1 trillion infrastructure bill signed at the end of 2021, was implemented to fund infrastructure projects over the next five years and is expected to increase economic activity. However, higher interest rates, inflationary pressures and the Russian invasion of Ukraine have dampened consumer activity. U.S. gross domestic product (“GDP”) growth has slowed significantly over the first quarter of 2022, after growing 6.9% during the fourth quarter of last year.

As inflation continues to increase at levels not seen in over 40 years with continued supply chain issues, even with the waning of the Coronavirus Omicron variant, U.S. stocks posted their first quarterly loss in March since the pandemic began over two years ago. The U.S. economy continues to expand and the Federal Reserve (the “Fed”) is expected to raise the Fed Funds rate (the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight) multiple times in 2022 as it tightens monetary policy to fight inflation, which is above the Fed’s 2.0% target level. (Subsequent to Aquila Tax-Free Fund of Colorado’s fiscal year end, on May 4th, the Fed increased the Fed Funds rate by 50 basis points (“bps”) – this level of increase has not occurred since 2000 – and indicated that while 50 bps increases would be considered at the time of the Fed’s next couple of meetings, the Fed was not actively considering a 75 bp increase in rates in conjunction with any single meeting. The May 4th Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.)

Collectively, inflation and the Russian invasion of Ukraine have pushed prices upward for most commodities. Similarly, yields are rising amidst increased inflation fears, tighter monetary policy and easing of COVID-related concerns, but confidence in stronger growth is also higher. As a result, at the March 31, 2022 quarter end, the Treasury yield curve had risen on the short-end and the 3-year Treasury was inverted with prices expected to rise on inflation expectations. The U.S. trade deficit widened to a record high at the end of 2021 as imports of consumer goods rose sharply. Markets are anticipating strong consumer spending as Omicron wanes and as households continue to have high rates of savings and experience wage growth, but inflation remains a concern. The unemployment rate has steadily decreased over the past year and some businesses are reportedly reducing operating hours, due to labor shortages. Labor market conditions are expected to remain tight as wage pressures continue with low unemployment and record levels of quits and job openings on a shortage of workers across many sectors of the economy.

1  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Municipal Market

Municipal rates shifted higher over the first quarter of 2022, particularly in the 1-5 year range of the yield curve. This move in rates was spurred on by the Fed, with the municipal market pricing-in anticipation of a series of rate hikes, as the Fed hiked rates for the first time since 2018. Overall, the yield curve at the fiscal year end is now flatter than it was a year ago, with adjustments on the longer-end of the yield curve less severe, as the market continues to incorporate what had been deemed until more recently as a transitory view of inflation.

Although yields have risen from their lows, rates remain well below current inflation levels. Last summer’s consensus for the inflation outlook was for a peak around year end to the first quarter of 2022. However, the consensus did not anticipate the economic impact of the events in Ukraine. Supply chains have recovered some, but the war in Ukraine continues to pressure commodities and energy prices.

The currently high rate of inflation and bond yields which, while higher, continue to be relatively low particularly when compared to recent inflation releases. The result is that real rates, incorporating the impact of inflation, are actually negative. Thus, the current outlook for additional rate hikes seems reasonable and likely. The Treasury curve may have recently inverted, but the municipal curve remains upwardly sloped as of the fiscal year end. Recent movements between municipals and Treasuries have resulted in favorable municipals/Treasury ratios, with 10-year municipals yielding over 90% of Treasuries. We anticipate that municipal rates will continue to increase as the Fed pursues its path towards higher interest rates to dampen inflation.

As rates ramp-up, existing positions of callable bonds will likely experience fewer calls going forward. In addition, taxable muni yields have risen in parallel with Treasury yields which has rendered many taxable municipal refundings uneconomical. As a result, year to date through March 31st national taxable muni issuance is approximately 40% of last year’s issuance over the same period.

Through the middle of April, municipal-bond mutual funds have collectively lost cash for nine straight weeks, with weekly withdrawals of more than $1 billion for eight of those weeks. The outflows are the result of concerns about the outlook for additional rate hikes as the Fed seeks to contain current inflation levels. As investors pull back from the market, elevated secondary market trading activity has created the opportunity to capture higher yields at the portfolio level.

Colorado Bond Market and Economy

Colorado’s economy has reached and exceeded pre-pandemic levels in most industries, as spending on services which were hit hardest during the pandemic, rose to 99.5% of spending compared to the fourth quarter of 2019. Retail sales continue to be at record highs, up 17.3% in 2021 as sales of motor vehicles and parts were up approximately $4.6 billion, contributing to 20% of retail sales growth even with the continued supply shortages and production delays. The fastest growing sectors in 2021 were clothing stores, gas stations and sporting goods and hobby stores that were the most negatively impacted during the recession. According to the New York Federal Reserve Survey of Consumer Expectations, year-ahead household spending expectations remained strong in January. According to the Colorado Secretary of State’s Office, over 40,400 businesses dissolved during 2021, an increase of 7.7% from 2020 and new business filings increased through the end of 2021. The U.S. Bureau of Labor Statistics reports that the State’s unemployment rate of 4.0% in February continued to decline, the lowest rate since February 2020. Colorado’s labor force participation rate improved to 68.5% in January, the third highest in the nation. As of January, Colorado had gained 98.4% of the jobs it lost since the pandemic began.

2  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

According to the Colorado Legislative Council (“CLC”) March 2022 economic forecast, Colorado's revenue will increase by $1.7 billion in 2022, as individual and corporate income taxes and sales tax revenues exceeded expectations due to strong consumer and business activity. Colorado’s 2021 general fund revenues were $14.3 billion, up 11.2% from fiscal year 2020. General fund revenues are expected to increase 11.6% in fiscal year 2022 and 0.6% in fiscal year 2023 to $16.1 billion. Consumer spending rebounded in 2021 and returned to pre-pandemic growth rates in the second half of the year. The labor market continues to recover as some sectors struggle to find workers.

Colorado tax-exempt, non-AMT (alternative minimum tax), issuance in the first quarter of 2022 decreased approximately 13%, $2.2 billion compared to $2.5 billion for the first quarter of 2021. We expect that the majority of issuance in 2022 will be in the form of new money general obligation bonds issued by school districts, which issued $504.5 million of general obligation bonds throughout the first quarter. School districts and municipalities each have $270 million and $374 million in general obligation bonds authorization remaining from the November 2021 election.

As of the March 31st fiscal year end, over 44% of your Fund’s bond holdings were allocated to general obligation bonds which rely upon property taxes for repayment. We do not see any material immediate credit risks for these credits given the stability of the property tax funded revenue model and a lack of exposure to significant coronavirus related expenditure increases for most of these bonds. Property tax collections in Colorado have been robust over the past year and property values have continued to appreciate.

Fund Performance, Outlook and Strategy

With a relatively flat yield curve and tight credit spreads, we remain cautious in our selection of municipal bonds. We have recently been taking advantage of the higher interest rate environment by initiating security swaps structured to reduce lower book yield securities and replace them with higher yielding securities in our 10 to 15 year maturity range. Given the current slope of the municipal curve, this can be accomplished without adding meaningful extension risk to our target portfolio duration of 4.5-4.75 years. With Fed minutes pointing toward earlier, faster rate hikes and more aggressive tightening, we continue to resist the temptation to meaningfully extend duration. However, should the yield curve steepen, we would consider slightly lengthening duration to take advantage of higher rates.

3  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The total return for the A share class, based upon net asset value (“NAV”), was -4.67% for the fiscal-year ended March 31, 2022 compared to -4.37% for Bloomberg Municipal Bond: Quality Intermediate Total Return Unhedged USD (the “Index”). The portfolio was defensively positioned with a goal to withstand our current rising interest rate market with increasing credit concerns and inflation at 40-year highs. The shorter duration, higher credit quality, overweight position in pre-refunded securities, underweighted positions in healthcare and transportation sectors all contributed to unfavorable performance versus the Index during the first three quarters of the past year. Over this period, risk was rewarded for lower credit quality, riskier sectors and longer maturity securities. As credit spreads squeezed tighter over 2021, investors continued to stretch further down the risk spectrum to replace the legacy yield on maturing high-grade bonds. However, market conditions reversed over the quarter ended March 31st as investors became increasingly concerned about inflation and the number and magnitude of additional Fed rate hikes. Thus, while our shorter duration, overweight exposure to pre-refunded securities, and underweight exposure to riskier sectors were all headwinds to performance compared to the Index during the first three quarters of your Fund’s fiscal year, these same factors collectively became tailwinds during your Fund’s fourth quarter, improving relative investment performance in a market highly concerned about interest rate risk, inflation and the future of the economy. With market sentiment becoming increasingly fearful, we believe our portfolio characteristics should continue to benefit future performance.

Credit research remains the cornerstone of our strategy, with vigilant monitoring of pandemic affected issuers and sectors. Under our overall defensive portfolio strategy, your Fund held approximately 92% AA or higher credit quality as of March 31st, due to currently narrow credit spreads in the municipal market. Although we have recently experienced some spread widening, we view credit risk as not being sufficiently rewarded, particularly for longer maturities. As the economy recovers, we have expanded our effort to evaluate currently under-represented sectors and bonds with attractive structures or relative spreads. These particular sectors and bonds present an opportunity to capture incremental yield while diversifying risk. Furthermore, these under-represented sectors present an opportunity to increase exposure to holdings with yields commensurate to, or exceeding, potential volatility.

4  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(7.54)%	0.18%	1.42%	4.35%
Without Sales Charge	(4.67)	1.00	1.83	4.47
Class C since 4/30/96
With CDSC*	(6.52)	0.05	0.88	2.55
Without CDSC	(5.58)	0.05	0.88	2.55
Class Y since 4/30/96
No Sales Charge	(4.60)	1.04	1.87	3.66
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.91	(Class A)
				4.18	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund of Colorado (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (39.9%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (1.6%)
	Crested Butte, Colorado Fire Protection District
$ 1,040,000	4.000%, 12/01/36 Series 2022	A1/NR/NR	$ 1,159,725
	Englewood, Colorado
1,000,000	5.000%, 12/01/30	NR/AA+/NR	1,144,970
	Wheat Ridge, Colorado Urban Renewal Authority Tax Increment
1,270,000	5.000%, 12/01/31	NR/AA-/NR	1,522,235
	Total City & County		3,826,930

	Lease (0.5%)
	Colorado State Rural COP
1,000,000	4.000%, 12/15/35 Series 2020A	Aa2/AA-/NR	1,083,820

	Metropolitan District (1.6%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,649,660
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,100,060
	Total Metropolitan District		3,749,720

	School Districts (35.7%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa1/AA/NR	3,243,390
1,000,000	5.000%, 12/15/25	Aa1/AA/NR	1,108,550
1,435,000	5.000%, 12/15/29	Aa1/AA/NR	1,617,575
1,000,000	5.500%, 12/15/31	Aa1/AA/NR	1,207,480
3,150,000	5.000%, 12/15/32	Aa1/AA/NR	3,543,277
	Adams & Arapahoe Counties, Colorado Joint School District #28J
4,125,000	5.000%, 12/01/30	Aa1/NR/AA	4,646,111

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Adams & Weld Counties, Colorado School District #27J
$ 1,030,000	5.000%, 12/01/22	Aa2/AA/NR	$ 1,053,577
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,047,780
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,078,710
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,172,371
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,299,184
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,324,639
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,614,313
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,113,570
	Boulder, Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa1/AA+/NR	2,162,260
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa1/AA+/NR	2,257,320
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa1/AA+/NR	1,127,710
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,577,676
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,252,660
1,000,000	5.000%, 12/01/34 Series 2022A	Aa1/AA+/AA+	1,227,280
	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa1/AA+/AA+	2,158,500
4,000,000	5.000%, 12/01/27	Aa1/AA+/AA+	4,310,520

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
$ 1,000,000	5.000%, 12/01/29	Aa1/AA/NR	$ 1,126,330
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,344,380
	El Paso County, Colorado School District #20 Refunding
2,255,000	5.000%, 12/15/29	Aa1/NR/NR	2,546,211
1,250,000	5.000%, 12/15/31	Aa1/NR/NR	1,406,663
	Grand County, Colorado School District #2, East Grand
1,075,000	5.000%, 12/01/33 Series 2022	Aa2/NR/NR	1,304,244
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa1/AA/NR	2,544,087
1,500,000	5.000%, 12/15/30	Aa1/AA/NR	1,768,725
2,600,000	5.000%, 12/15/31	Aa1/AA/NR	3,058,796
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,006,240
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/30	Aa1/NR/AA+	1,177,780
800,000	5.000%, 12/15/30	Aa1/NR/NR	942,224
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,529,070
	Mesa County, Colorado Valley School District No. 051, Grand Junction
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,158,850
650,000	5.000%, 12/01/34 Series 2022	Aa2/NR/NR	790,660
	Pitkin County, Colorado School District No. 1, Aspen
1,000,000	4.000%, 12/01/32	Aaa/NR/NR	1,130,250

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Pueblo County, Colorado School District No. 60
$ 2,000,000	5.000%, 12/15/30	Aa2/AA/NR	$ 2,390,340
	Pueblo County, Colorado School District No. 70
1,390,000	4.000%, 12/01/32 Series 2021A	Aa2/AA/NR	1,553,714
1,500,000	4.000%, 12/01/33	Aa2/AA/NR	1,669,140
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	5.000%, 12/01/28	Aaa/NR/NR	2,266,900
	Weld County, Colorado School District No. 6, Greeley
1,000,000	4.000%, 12/01/34	Aa2/AA/NR	1,116,200
	Total School Districts		83,975,257

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,243,764
	Total General Obligation Bonds		93,879,491

	Revenue Bonds (50.7%)
	City & County (1.2%)
	Denver, Colorado City & County COP, Convention Center Expansion Project Series 2018A
1,500,000	5.000%, 06/01/30	Aa2/AA+/AA+	1,653,990
	Grand Junction, Colorado COP
1,000,000	5.000%, 12/01/31	NR/AA-/NR	1,172,860
	Total City & County		2,826,850

	Electric (2.3%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA+/AA	1,104,090

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Colorado Springs, Colorado Utilities Revenue Refunding Series B
$ 2,600,000	5.000%, 11/15/23	Aa2/AA+/AA	$ 2,652,858
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement Series 2019A
1,310,000	5.000%, 11/01/30	NR/A+/NR	1,547,529
	Total Electric		5,304,477

	Higher Education (13.7%)
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	860,649
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	7,477,540
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,116,410
	Colorado Mountain College COP, Series 2021
340,000	4.000%, 12/01/32	Aa3/NR/NR	375,833
	Colorado School of Mines Institutional Enterprise, Series B
1,845,000	5.000%, 12/01/29	A1/A+/NR	2,118,964
685,000	4.000%, 12/01/33	Aa3/NR/NR	755,911
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,149,500
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding, Series 2019A
1,110,000	5.000%, 11/01/30	Aa3/NR/NR	1,312,109
1,710,000	5.000%, 11/01/32	Aa3/NR/NR	2,013,970
835,000	5.000%, 11/01/33	Aa3/NR/NR	982,060

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Colorado State Board of Governors University Enterprise System, Series C
$ 2,905,000	5.000%, 03/01/26 SHEIP Insured	Aa2/AA/NR	$ 3,143,762
1,250,000	5.000%, 03/01/28 SHEIP Insured	Aa2/AA/NR	1,429,850
2,100,000	5.000%, 03/01/29 SHEIP Insured	Aa2/AA/NR	2,400,216
	University of Colorado Enterprise System, Series A
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,305,196
	University of Colorado Enterprise System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,328,120
	University of Colorado Enterprise System, Series 2019B
1,000,000	5.000%, 06/01/32	Aa1/NR/AA+	1,175,320
1,000,000	5.000%, 06/01/33	Aa1/NR/AA+	1,173,520
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25 SHEIP Insured	Aa2/AA/NR	1,060,330
	Total Higher Education		32,179,260

	Hospital (0.5%)
	Colorado Health Facilities Authority, Sanford
1,000,000	5.000%, 11/01/30 Series 2019A	NR/A+/AA-	1,163,240

	Lease (14.3%)
	Arapahoe County, Colorado School District No. 5 Cherry Creek COP
2,295,000	5.000%, 12/15/33 Series 2022	NR/AA/NR	2,818,099
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,275,263
	Colorado State BEST COP Series K
3,500,000	5.000%, 03/15/30	Aa2/AA-/NR	3,934,175
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	2,801,425

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (continued)
	Colorado State BEST COP Series M
$ 2,000,000	5.000%, 03/15/31	Aa2/AA-/NR	$ 2,305,960
	Colorado State BEST COP
500,000	5.000%, 03/15/32 Series 2020 R	Aa2/AA-/NR	595,085
	Colorado State COP Rural Colorado
1,000,000	4.000%, 12/15/34 Series 2020 A	Aa2/AA-/NR	1,087,330
2,000,000	5.000%, 12/15/33 Series 2021 A	Aa2/AA-/NR	2,427,860
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,896,281
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,179,487
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,683,856
	Foothills Park and Recreation District, Colorado COP
1,525,000	4.000%, 12/01/33 Series 2021	NR/AA-/NR	1,685,598
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,519,615
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,099,910
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,770,021
	South Suburban Park and Recreation District, Colorado COP
1,000,000	5.000%, 12/15/31	NR/AA-/NR	1,156,200
1,010,000	4.000%, 12/15/35 Series 2021	NR/AA-/NR	1,109,374
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	A1/NR/NR	792,765

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (continued)
	Westminster, Colorado COP
$ 1,480,000	4.250%, 12/01/22 AGMC Insured	A1/AA/NR	$ 1,483,049
	Total Lease		33,621,353

	Sales Tax (3.4%)
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,144,970
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,187,134
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,094,680
	Denver, Colorado City & County Dedicated Tax Revenue, Series 2021A
1,000,000	4.000%, 08/01/32	Aa3/AA-/AA-	1,126,620
1,165,000	4.000%, 08/01/33	Aa3/AA-/AA-	1,304,928
1,000,000	4.000%, 08/01/35 Series 2021A	Aa3/AA-/AA-	1,112,840
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/AA-/NR	1,109,217
	Total Sales Tax		8,080,389

	Tax Increment (0.9%)
	Park Creek, Colorado Metropolitan District Senior Limited Property Tax Supported
1,850,000	4.000%, 12/01/34 AGMC Insured	NR/AA/A	2,039,866

	Transportation (4.3%)
	E-470 Public Highway Authority, Colorado Senior Revenue
2,515,000	5.000%, 09/01/36	A2/A/NR	2,959,375
	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	A1/AA/AA-	2,178,620

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project Series 2013A
$ 3,000,000	5.000%, 11/01/32	Aa2/AA+/AA	$ 3,715,920
	Roaring Fork Transportation Authority Property Tax Revenue, Series 2021A
500,000	4.000%, 12/01/33	NR/AA-/NR	560,310
650,000	4.000%, 12/01/34	NR/AA-/NR	727,396
	Total Transportation		10,141,621

	Water & Sewer (10.1%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,425,679
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,099,733
	Broomfield, Colorado Sewer and Waste Water
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,586,719
	Central Weld County, Colorado Water District
250,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	277,388
200,000	4.000%, 12/01/33 AGMC Insured	NR/AA/NR	221,568
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,019,757
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,002,020
	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	978,639
	East Cherry Creek Water & Sanitation District Arapahoe County Water Revenue Activity Enterprise Refunding, Series 2020
1,085,000	5.000%, 11/15/32	NR/AA-/NR	1,289,316

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	Firestone, Colorado Water Enterprise, Series 2020
$ 750,000	5.000%, 12/01/32 BAMAC Insured	NR/AA/NR	$ 893,228
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	1,903,172
	Greeley, Colorado Water Revenue Refunding & Improvement
2,680,000	5.000%, 08/01/34 Series 2022	NR/AA+/NR	3,296,641
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,488,425
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A1/AA+/NR	1,002,790
1,000,000	4.000%, 11/01/33	NR/AA+/NR	1,106,620
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding & Improvement
500,000	5.000%, 11/01/33 Series 2022	NR/AA+/NR	618,185
865,000	5.000%, 11/01/34 Series 2022	NR/AA+/NR	1,067,894
	St. Vrain, Colorado Sanitation District Wastewater Revenue Refunding and Improvement Bonds, Series 2020
800,000	4.000%, 12/01/31	NR/AA/NR	892,568
	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,041,925
	Upper Eagle Regional Water Authority, Eagle County, Colorado Refunding and Improvement
500,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	557,240
	Total Water & Sewer		23,769,507
	Total Revenue Bonds		119,126,563

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Bonds (7.6%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (4.0%)
	School Districts (4.0%)
	Adams County, Colorado School District #50
$ 1,000,000	4.000%, 12/01/23	Aa2/AA/NR	$ 1,017,700
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,053,100
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa1/AA/NR	1,231,753
	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,773,168
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa1/NR/NR	1,108,230
	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa1/AA/NR	1,137,754
	Total Pre-Refunded General Obligation Bonds		9,321,705

	Pre-Refunded Revenue Bonds (3.6%)
	Electric (0.4%)
	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA+/AA	1,084,422

	Higher Education (1.8%)
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,353,833
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	2,864,944
	Total Higher Education		4,218,777

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (1.4%)
	Boulder, Colorado General Fund Capital Improvement Projects
$ 2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	$ 2,266,067
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,042,567
	Total Sales Tax		3,308,634
	Total Pre-Refunded Revenue Bonds		8,611,833
	Total Pre-Refunded Bonds		17,933,538
	Total Municipal Bonds (cost $232,887,948)		230,939,592

Shares	Short-Term Investment (1.0%)
2,311,413	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.15%* (cost $2,311,413)	Aaa-mf/AAAm/NR	2,311,413

	Total Investments (cost $235,199,361-note 4)	99.2%	233,251,005
	Other assets less liabilities	0.8	1,873,710
	Net Assets	100.0%	$ 235,124,715

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	2.8%
Prerefunded bonds\ETM bonds ††	7.8
Aa of Moody's or AA of S&P or Fitch	81.1
A of Moody's or S&P	8.3
100.0%

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC - Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $235,199,361)	$233,251,005
Interest receivable	2,823,587
Receivable for Fund shares sold	540,000
Other assets	34,141
Total assets	236,648,733

LIABILITIES
Payable for Fund shares redeemed	1,249,126
Management fee payable	98,099
Dividends payable	64,127
Distribution and service fees payable	57
Accrued expenses payable	112,609
Total liabilities	1,524,018
NET ASSETS	$235,124,715

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$235,234
Additional paid-in capital	239,786,284
Total distributable earnings (losses)	(4,896,803)
$235,124,715
CLASS A
Net Assets	$153,537,156
Capital shares outstanding	15,370,161
Net asset value and redemption price per share	$9.99
Maximum offering price per share (100/97 of $9.99)	$10.30

CLASS C
Net Assets	$4,466,318
Capital shares outstanding	448,121
Net asset value and offering price per share	$9.97

CLASS Y
Net Assets	$77,121,241
Capital shares outstanding	7,705,092
Net asset value, offering and redemption price per share	$10.01

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment Income
Interest income		$5,959,146

Expenses
Management fees (note 3)	$1,350,722
Distribution and service fees (note 3)	150,360
Transfer and shareholder servicing agent fees	126,123
Legal fees	79,933
Trustees’ fees and expenses (note 7)	66,293
Registration fees and dues	27,659
Auditing and tax fees	24,200
Shareholders’ reports	15,086
Insurance	13,512
Custodian fees	10,989
Compliance services (note 3)	8,357
Credit facility fees (note 10)	4,413
Miscellaneous	29,976
Total Expenses	1,907,623

Management fee waived (note 3)	(54,029)
Net expenses		1,853,594
Net investment income		4,105,552

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(1,051,297)
Change in unrealized appreciation (depreciation) on investments	(14,794,591)
Net realized and unrealized gain (loss) on investments		(15,845,888)
Net change in net assets resulting from operations		$(11,740,336)

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$4,105,552	$4,684,735
Realized gain (loss) from securities transactions	(1,051,297)	—
Change in unrealized appreciation (depreciation) on investments	(14,794,591)	1,921,923
Change in net assets resulting from operations	(11,740,336)	6,606,658

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,612,113)	(3,140,983)

Class C Shares	(31,867)	(58,131)

Class Y Shares	(1,455,510)	(1,483,000)
Change in net assets from distributions	(4,099,490)	(4,682,114)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	20,695,264	46,676,277
Reinvested dividends and distributions	3,295,515	3,771,077
Cost of shares redeemed	(54,699,699)	(36,584,021)
Change in net assets from capital share transactions	(30,708,920)	13,863,333
Change in net assets	(46,548,746)	(15,787,877)

NET ASSETS:
Beginning of period	281,673,461	265,885,584
End of period	$235,124,715	$281,673,461

See accompanying notes to financial statements.

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund of Colorado. Tax-Free Fund of Colorado transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund of Colorado on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund of Colorado received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$2,311,413
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	230,939,592
Level 3 – Significant Unobservable Inputs	—
Total	$233,251,005
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund.

The Manager has contractually agreed to waive fees through September 30, 2022 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Adviser’s contractual fee waiver such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2022, the Fund incurred management fees of $1,350,722 of which $54,029 was waived under the contractual fee waiver.

26  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2022 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.075%. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $95,010 of which the Distributor retained $6,517.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $41,513. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $13,837. The total of these payments with respect to Class C Shares amounted to $55,350 of which the Distributor retained $13,821.

27  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $14,557 of which the Distributor received $12,921.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $36,842,174 and $58,659,910, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $235,164,554. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,476,336 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $4,389,885 for a net unrealized depreciation of $1,913,549.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At March 31, 2022, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

28  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	479,420	$5,095,327	847,244	$9,112,612
Reinvested dividends and distributions	213,994	2,253,402	248,986	2,670,579
Cost of shares redeemed	(2,151,069)	(22,641,448)	(1,875,223)	(20,140,834)
Net change	(1,457,655)	(15,292,719)	(778,993)	(8,357,643)

Class C Shares
Proceeds from shares sold	40,472	425,735	67,528	722,509
Reinvested dividends and distributions	2,916	30,683	5,238	56,062
Cost of shares redeemed	(224,188)	(2,374,944)	(228,396)	(2,448,094)
Net change	(180,800)	(1,918,526)	(155,630)	(1,669,523)

Class Y Shares
Proceeds from shares sold	1,432,179	15,174,202	3,423,398	36,841,156
Reinvested dividends and distributions	95,758	1,011,430	97,180	1,044,436
Cost of shares redeemed	(2,815,439)	(29,683,307)	(1,300,179)	(13,995,093)
Net change	(1,287,502)	(13,497,675)	2,220,399	23,890,499
Total transactions in Fund shares	(2,925,957)	$(30,708,920)	1,285,776	$13,863,333

7. Trustees’ Fees and Expenses

At March 31, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $63,949. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,344.

29  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $1,919,671 of which $1,752,283 retains its character of short-term and $167,388 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2022, the Fund had post-October losses of $1,057,379, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$4,099,490	$4,680,747
Ordinary Income	—	1,367
	$4,099,490	$4,682,114

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	57,923
Unrealized depreciation	(1,913,549)
Accumulated net realized loss	(1,919,671)
Post October losses	(1,057,379)
Other temporary differences	(64,127)
$(4,896,803)

30  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

31  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

32  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.64	$10.56	$10.46	$10.31	$10.51
Income from investment operations:
Net investment income(1)	0.16	0.18	0.22	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.08	0.10	0.15	(0.20)
Total from investment operations	(0.49)	0.26	0.32	0.39	0.06
Less distributions (note 9):
Dividends from net investment income	(0.16)	(0.18)	(0.22)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.18)	(0.22)	(0.24)	(0.26)
Net asset value, end of period	$9.99	$10.64	$10.56	$10.46	$10.31
Total return (not reflecting sales charge)	(4.67)%	2.48%	3.03%	3.86%	0.55%
Ratios/supplemental data
Net assets, end of period (in millions)	$154	$179	$186	$188	$196
Ratio of expenses to average net assets	0.69%	0.69%	0.71%	0.70%	0.68%
Ratio of net investment income to average net assets	1.52%	1.69%	2.04%	2.35%	2.47%
Portfolio turnover rate	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.71%	0.71%	0.73%	0.72%	0.70%
Ratio of net investment income to average net assets	1.50%	1.67%	2.02%	2.33%	2.45%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.62	$10.54	$10.44	$10.29	$10.49
Income from investment operations:
Net investment income(1)	0.06	0.08	0.12	0.14	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.08	0.10	0.15	(0.20)
Total from investment operations	(0.59)	0.16	0.22	0.29	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.08)	(0.12)	(0.14)	(0.16)
Distributions from capital gains	—	––	––	––	—
Total distributions	(0.06)	(0.08)	(0.12)	(0.14)	(0.16)
Net asset value, end of period	$9.97	$10.62	$10.54	$10.44	$10.29
Total return (not reflecting CDSC)	(5.58)%	1.51%	2.06%	2.88%	(0.41)%
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$7	$8	$9	$15
Ratio of expenses to average net assets	1.63%	1.64%	1.66%	1.65%	1.63%
Ratio of net investment income to average net assets	0.58%	0.75%	1.09%	1.40%	1.52%
Portfolio turnover rate	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.65%	1.66%	1.68%	1.67%	1.65%
Ratio of net investment income to average net assets	0.56%	0.73%	1.07%	1.38%	1.50%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.66	$10.58	$10.49	$10.34	$10.54
Income from investment operations:
Net investment income(1)	0.17	0.19	0.22	0.25	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.08	0.09	0.15	(0.20)
Total from investment operations	(0.48)	0.27	0.31	0.40	0.07
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.19)	(0.22)	(0.25)	(0.27)
Distributions from capital gains	—	––	––	––	—
Total distributions	(0.17)	(0.19)	(0.22)	(0.25)	(0.27)
Net asset value, end of period	$10.01	$10.66	$10.58	$10.49	$10.34
Total return	(4.60)%	2.53%	2.98%	3.90%	0.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$77	$96	$72	$70	$76
Ratio of expenses to average net assets	0.63%	0.64%	0.66%	0.65%	0.63%
Ratio of net investment income to average net assets	1.58%	1.74%	2.09%	2.40%	2.52%
Portfolio turnover rate	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.65%	0.66%	0.68%	0.67%	0.65%
Ratio of net investment income to average net assets	1.56%	1.72%	2.07%	2.38%	2.50%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Fund of Colorado

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

36  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

37  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

38  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

39  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

40  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky; Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

41  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

42  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

43  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$ 950.50	$3.36	$1,021.49	$3.48	0.69%
C	$1,000	$ 945.90	$7.91	$1,016.80	$8.20	1.63%
Y	$1,000	$ 950.00	$3.06	$1,021.79	$3.18	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

44  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $4,099,490 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 100% of total dividends paid, were exempt-interest dividends.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

45  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COAR-0522

Annual Report March 31, 2022

Aquila Tax-Free Fund for Utah Maintaining Perspective with Reason for Optimism Serving Utah investors since 1992

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

NOT A PART OF THE ANNUAL REPORT

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

NOT A PART OF THE ANNUAL REPORT

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund for Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

Introduction

During the annual reporting period of April 1, 2021 through March 31, 2022, the Federal Reserve (the “Fed”) began to hint at tightening monetary policy in late 2021 / early 2022 due to inflation no longer being considered as transitory. This resulted in a 25 basis point (“bp”) hike in the Federal Funds rate that was voted upon by the Fed’s Federal Open Market Committee on March 16, 2022 (a basis point is one hundredth of one percent and the Federal Funds rate is the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight). The March 16th rate hike combined with the expectation of more potential Fed Funds rate increases through the remainder of the year contributed to a selloff in the market. Yields on the ten year U.S. Treasury note rose from 1.74% on March 31, 2021 to 2.33% on March 31, 2022, or a 59 bp increase.

From March 31, 2021 to the end of the calendar year, demand for municipals precipitated large inflows into national municipal bond funds (from May 2020, the municipal market experienced positive inflows for 82 of 86 weeks through year-end 2021) with the aggregate size of inflows over this period of +$133.1 billion; the largest increase experienced to date into municipal bond funds. This occurred primarily as a result of the new administration’s legislative priorities to raise taxes. Beginning in the fourth quarter of 2021, when it became apparent that the proposed tax hikes would not be enacted into law, a shift out of municipals began to occur. This weakened demand set up the historic decline in municipal values suffered in the first quarter of 2022; the largest quarterly decline since 1994. This, in turn, resulted in outflows in from municipal funds for the quarter ending March 31, 2022 of approximately -$2 billion, per Refinitiv Lipper data.

The best municipal bond performers of 2021 were the Single A and BBB rated credits. For the calendar year 2021, Single A returned 2.25%, BBB returned 4.85% and the Bloomberg Municipal Bond Index Total Return Index Value Unhedged USD (the “Municipal Bond Index” returned 1.52%, as municipal buyers were reaching for yield. Consequently, those credits have been among the worst performers in the first quarter of 2022, Single A returned -6.29%, BBB returned -7.13% and the Municipal Bond Index returned -6.23%, while the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD (the “Index” or the “Bloomberg Quality Intermediate Index”) has been one of the best performers for the first quarter of 2022, returning -5.12%. From April 1, 2021 to March 31, 2022 the Index returned -4.40%.

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MANAGEMENT DISCUSSION (continued)

U.S. Economy

Current consensus forecast U.S. Gross Domestic Product (“GDP”) growth of 2.70% for 2022, following growth of 5.70% in 2021. Inflation expectations as measured by the Consumer Price Index (“CPI”) (Year Over Year %) increased from 4.70% in 2021 to 7.10% in 2022. Unemployment ended 2021 at 5.40%, while Bloomberg economic consensus reflects unemployment declining to 3.60% by year-end 2022. The Federal Reserve policy to deal with the rise in inflation has resulted in the 10-Year U.S. Treasury increasing from 1.74% on March 31, 2021 to 2.33% on March 31, 2022. The Fed is expected to raise rates by 50 bps in May 2022 and additional increases by year-end 2022, in an attempt to slow rising inflation. (Subsequent to Aquila Tax-Free Fund For Utah’s fiscal year end, on May 4th, the Fed increased the Fed Funds rate by 50 bps – this level of increase has not occurred since 2000 -- and indicated that while 50 bps increases would be considered at the time of the Fed’s next couple of meetings, the Fed was not actively considering a 75 bp increase in rates in conjunction with any single meeting. The May 4th Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.) Additionally, the Fed is expected to reduce their $9 trillion dollar balance sheet by $95 billion per month, beginning in May 2022.

Over the fiscal year ending March 31, 2022, municipal issuance declined from $502.3 billion in 2021 to $457.1 billion ending March 31, 2022. The lack of supply of municipals could assist the asset class in outperforming U.S. Treasury securities for the remainder of 2022. Globally, U.S. Treasury demand continues, although as an example, the German 10-Year Bund has gone from -9 bps on January 5, 2022 to +54 bps as of March 31, 2022. The point being made, U.S. Treasuries still look attractive at 2.33% vs. +54 bps on the German Bund. Should Euro rates continue to rise and compete for assets, we would expect a decline in the U.S. dollar, even as U.S. interest rates rise. However, the Russia – Ukraine War has kept the Euro under pressure. In addition, World agencies such as the IMF, predict the conflict will have a negative effect on COVID rebounding world economies, given the world economies will be growing at a slower pace. The impact on the U.S. economy does not include a major drag on GDP, as certain U.S. war material suppliers ramp up production. This in turn would indicate to us a rise in the U.S. 10-Year Treasury to approximately 3.40%, by the end of 2022.

Municipal Market

Tax-exempt municipal bond yields spent the majority of the reporting period range bound until spiking up sharply in the 1st quarter of 2022 in anticipation of and in reaction to the arrival of concrete tightening actions by the Fed. The 10-Year Bloomberg AAA municipal yield in the first 9 months of the reporting period actually declined slightly from 1.08% on March 31, 2021 to 1.05% on December 31, 2021, before increasing to 2.23% on March 31, 2022.

A total of $342.6 billion of new tax-exempt issues were sold in 2021, a 4.2% increase from the $328.9 billion sold in 2020. Taxable municipal issuance, however, dropped 18.9% from last year, declining from the $146.3 billion issued in the lower interest rate environment of 2020 to $118.7 billion in 2021.

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MANAGEMENT DISCUSSION (continued)

In late October 2021, the highly anticipated municipal bond market enhancements that market participants had speculated on at length for most of the year, such as proposals for taxable direct pay and new infrastructure bonds, and the reinstatement of tax-exempt refunding issues, were cut from the Democrats’ Build Back Better fiscal bill. Of significant impact was the retention of the 2017 “Trump tax cuts”, which left marginal tax rates unchanged. Following the failure of these legislative efforts, the municipal market was essentially left “in place’, as compared to the expectations for impactful shifts in the composition and growth of new municipal issuance.

A potential “silver lining” in this outcome was that expectations created by the prospect of higher marginal tax rates for a permanently higher shift in municipal bond valuations and lower yield ratios abated. The relatively expensive municipal bond valuations that were seen at the start of the reporting period improved considerably, as measured by the ratio of AAA-rated municipal yields to U.S. Treasury bond yields of similar maturities:

Maturity	March 31, 2021	March 31, 2022
5 year	54%	82%
10 year	62%	96%
30 year	75%	106%

Utah State Economy

In 2021, for the fifteenth consecutive year, Utah was rated #1 in economic outlook, by the American Legislative Exchange Council, and #2 in economic performance. Leading the State in economic performance was Utah’s job market. Utah added 72,500 jobs over the past year and was only one of two states that had added more jobs versus 2019. During the past year, tourism has been a bright spot in Utah’s economy, even with the COVID travel restrictions. The ski resorts and national parks reported record visitors in 2021. Not only did the State see record visitors, the net in-migration hit a 16 year high, with nearly 35,000 new residents moving into Utah.

With the influx of new residents in the State, builders reported a record 35,500 new dwelling units in 2021. Strong demand for housing increased home prices over 23% during 2021. Nonresidential construction was $2.7 billion, posting a new high. The construction expansion appears to have continued into 2022, limited only by labor supply, and increasing costs.

The Utah State Commission’s 2021 Annual Report reported Utah’s total revenue of $13.97 billion for fiscal year 2021, representing an increase of $3.26 billion, or an increase of 30.5% over 2020. This was the highest amount collected by the State in a fiscal year. A component of the increase can be attributed to the 300% increase in online sales, which assisted the state in maintaining sales tax revenue. Additionally, $720 million of delinquent taxes was collected, a higher number versus prior years.

The 2021 Annual Report also stated, of the 2021 fiscal year revenue 49.2% was allocated to the education fund, 21.2% to the general fund, 10.9% in the transportation fund and 2.6% was allocated to other funds.

Utah has some advantages over others states given that the state is comprised of a youthful demographic profile, diverse economy, location and global connections. The economy in Utah is expected to continue to grow, unless there is a national economic slowdown.

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MANAGEMENT DISCUSSION (continued)

Fund Performance

March 31, 2022
1-Year Total Return
Aquila Tax-Free Fund For Utah
Class A Share at NAV (without sales charge)	-4.58%
Class Y Share	-4.38%
Bloomberg Quality Intermediate Index	-4.37%

Aquila Tax-Free Fund For Utah Portfolio Characteristics

	March 31, 2021	March 31, 2022
Weighted Average Maturity	9.88 yrs.	9.77 yrs.
Effective Duration	5.11 yrs.	4.83 yrs.
Modified Duration	4.70 yrs.	4.58 yrs.

Bloomberg Quality Intermediate Characteristics

March 31, 2022
Effective Duration	4.12 yrs.
Modified Duration	3.86 yrs.

The Fund’s Class Y Shares slightly underperformed the Bloomberg Quality Intermediate Index for the fiscal year April 1, 2021 through March 31, 2022. The Fund’s longer duration during the period of rising interest rates in the beginning of 2022, was the main reason for the slight underperformance versus the Index.

Outlook and Strategy

The Federal Reserve initiated its first increase in the Federal Funds rate since 2018 at its March 16th, 2022 meeting. The Fed has also voiced increasingly hawkish views for further rate increases throughout 2022 and potentially into 2023, along with an expectation to pare back its balance sheet. We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that could occur in the yield curve and credit spreads as monetary policy unfolds.

The increased fluctuations the municipal market has experienced in the past quarter may likely continue as Federal Reserve monetary policy becomes clearer and if inflation persists at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

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MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 7/24/92
With Maximum Sales Charge	(7.47)%	0.77%	2.07%	4.21%
Without Sales Charge	(4.58)	1.60	2.49	4.35
Class C since 5/21/96
With CDSC*	(6.28)	0.81	1.69	3.20
Without CDSC	(5.35)	0.81	1.69	3.20
Class F since 11/30/18
No Sales Charge	(4.24)	N/A	N/A	1.93
Class Y since 5/21/96
No Sales Charge	(4.38)	1.81	2.69	4.30
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.43	(Class A)
				4.19	(Class C & Y)
				3.30	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund For Utah (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

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AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (12.8%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City and County (3.4%)
	Anchorage, Alaska
$ 600,000	4.000%, 04/01/36 Series 2020 E	NR/AA+/AA+	$ 660,906
	Brownsville, Texas Combination Tax
500,000	5.000%, 02/15/26 Series 2022	Aa3/AA/NR	552,195
	Carson City, Nevada
1,000,000	5.000%, 05/01/28	Aa3/AA/NR	1,079,990
	Clark County, Nevada, Refunding
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	990,660
	Corsicana, Texas Combination Tax COP
410,000	4.000%, 02/15/29 Series 2022	NR/AA-/NR	452,898
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,096,050
	Kaufman County, Texas Limited Tax
525,000	4.000%, 02/15/33 Series 2021A	NR/AA-/AA	584,246
	Mission, Texas Combination Tax & Revenue Certificates of Obligation
500,000	4.000%, 02/15/32 Series 2021 BAMI Insured	NR/AA/NR	554,275
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A1/AA/NR	1,154,570
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,582,612
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/AA-/NR	1,034,360
	Rio Grande City, Texas Combination Tax Certificates of Obligation
855,000	4.000%, 02/15/33 Series 2020 AGMC Insured	NR/AA/NR	924,281
	Washoe County, Nevada Limited Tax
1,500,000	4.000%, 07/01/32 Series 2021	Aa2/AA/NR	1,682,130
	West Fargo, ND Refunding Improvement Bonds
1,000,000	2.000%, 05/01/27 Series 2020A	A1/NR/NR	990,000
1,500,000	3.000%, 05/01/31 Series 2021A	A1/NR/NR	1,532,505
	Total City and County		14,871,678

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AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (0.4%)
	Bexar County, Texas Hospital District Limited Tax
$ 500,000	4.000%, 02/15/37 Series 2020	Aa1/NR/AA+	$ 544,990
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,161,150
	Total Healthcare		1,706,140

	Public Schools (7.2%)
	Alvin, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	1,092,480
	Bushland, Texas Independent School District Unlimited Tax
900,000	5.000%, 02/15/29 Series 2022	NR/AAA/NR	1,057,158
	Canyons School District Utah (School Board Guaranty Program)
2,080,000	4.000%, 06/15/31 Series 2021B	Aaa/NR/AAA	2,372,531
1,000,000	5.000%, 06/15/31 Series 2022	Aaa/NR/AAA	1,227,780
	Clark County, Nevada School District Limited Tax
2,000,000	5.000%, 06/15/29 Series B	A1/A+/NR	2,321,240
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,149,000
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,490,595
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,803,825
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,108,720
	Deuel, South Dakota School District 19-4 Limited Tax COP
1,375,000	2.000%, 08/01/29 Series 2022	NR/AA+/NR	1,337,517
	Emery County, Utah School District (School Board Guaranty)
280,000	3.000%, 06/15/31 Series 2021	Aaa/NR/NR	294,353
	Friendswood, Texas Independent School District Unlimited Tax
200,000	3.000%, 02/15/34 Series 2021 PSF Guaranteed	Aaa/AAA/NR	207,024

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AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Grant County, Washington School District No. 161 Moses Lake (School Board Guaranty Program)
$ 1,000,000	4.000%, 12/01/35	Aaa/NR/NR	$ 1,116,010
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,089,950
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aaa/NR/NR	1,387,711
	Minnehaha County, South Dakota COP Limited Tax
900,000	3.000%, 12/01/29 Series 2022A	Aa1/NR/NR	936,720
	Port Arthur, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 02/15/35 Series 2021 AGMC Insured	NR/AA/A+	1,109,230
	Rio Grande City, Texas Independent School District Unlimited Tax
1,000,000	3.000%, 08/15/35 Series 2020 PSF Guaranteed	NR/AAA/AAA	1,020,960
	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,262,032
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,404,084
	Washoe County, Nevada School District Limited Tax Improvement
1,000,000	4.000%, 10/01/34 Series 2020A	Aa3/AA/NR	1,099,300
	Weatherford, Texas Independent School District Unlimited Tax Refunding
365,000	zero coupon, 02/15/23 Series 2019 PSF Guaranteed	Aaa/NR/NR	360,076
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	460,920
	Total Public Schools		31,709,216

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AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (1.3%)
	Texas State Transportation Commission Mobility Fund
$ 1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	$ 1,094,130
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,089,970
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,146,270
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,143,060
1,000,000	3.000%, 07/01/34	Aaa/AAA/AAA	1,017,680
	Total State		5,491,110

	Water and Sewer (0.5%)
	Central Utah Water Conservancy District Limited Tax
700,000	5.000%, 04/01/34 Series 2022A	NR/AA+/AA+	875,679
	Henderson, Nevada Limited Tax Utility System
1,000,000	3.000%, 06/01/37 Series 2020A-1	Aa2/AA+/NR	993,740
	Magna Water District, Utah
490,000	4.000%, 06/01/22	NR/AA/NR	492,401
	Total Water and Sewer		2,361,820
	Total General Obligation Bonds		56,139,964

	Revenue Bonds (76.4%)
	Airport (6.4%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	551,610
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,042,730
	Greater Orlando, Florida Aviation Authority Airport Facilities
675,000	5.000%, 10/01/31 AMT Series 2022A	Aa3/AA-/AA-	791,809
	Hillsborough County, Florida Aviation Authority Airport, Tampa International Airport
1,500,000	5.000%, 10/01/28 AMT Series 2022A	Aa3/NR/AA-	1,703,220

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AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (continued)
	Houston, Texas Airport System Subordinate Lien Refunding
$ 1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A	$ 1,128,120
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/36 AMT Series A	Aa3/A+/AA-	1,133,740
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A/NR	1,096,390
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	4,179,900
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	1,114,640
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A/NR	1,128,430
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,123,240
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A/NR	3,423,051
500,000	5.000%, 07/01/31 AMT Series A	A2/A/NR	583,435
240,000	5.000%, 07/01/32 AMT Series A	A2/A/NR	279,559
410,000	5.000%, 07/01/34 AMT Series A	A2/A/NR	450,926
1,000,000	5.000%, 07/01/47 AMT Series A	A2/A/NR	1,087,190
1,240,000	5.000%, 07/01/30 Series B	A2/A/NR	1,385,229
850,000	5.000%, 07/01/31 Series B	A2/A/NR	947,758
500,000	5.000%, 07/01/31 Series B	A2/A/NR	567,610
1,525,000	5.000%, 07/01/37 Series B	A2/A/NR	1,692,018
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	NR/A+/NR	2,425,946
	Total Airport		27,836,551

	Charter Schools (8.9%)
	Utah State Charter School Finance Authority Entheos Academy (School Board Guaranty Program)
1,375,000	4.000%, 10/15/30 Series 2020A	Aa2/NR/NR	1,497,403
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,562,085

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Good Foundations Academy
$ 345,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	$ 345,210
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,656,870
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,283,444
	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,290,440
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,387,074
	Utah State Charter School Finance Authority Legacy Preparatory Academy
300,000	4.000%, 04/15/24	NR/AA/NR	309,117
1,710,000	5.000%, 04/15/29	NR/AA/NR	1,809,522
1,000,000	4.000%, 04/15/32 Series 2022	NR/AA/NR	1,049,900
1,000,000	4.000%, 04/15/37 Series 2022	NR/AA/NR	1,059,210
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,039,780
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	481,408
505,000	4.000%, 10/15/23	NR/AA/NR	510,429
525,000	4.000%, 10/15/24	NR/AA/NR	530,828
	Utah State Charter School Finance Authority Providence Hall
1,000,000	4.000%, 10/15/46 Series 2021A	Aa2/NR/NR	1,071,830
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	537,015
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	963,860

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Spectrum Academy
$ 625,000	4.000%, 04/15/33 Series 2020	Aa2/NR/NR	$ 678,163
655,000	4.000%, 04/15/34 Series 2020	Aa2/NR/NR	706,411
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	542,225
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	560,185
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	530,623
	Utah State Charter School Finance Authority Venture Academy
420,000	4.000%, 10/15/24	NR/AA/NR	429,626
855,000	5.000%, 10/15/29	NR/AA/NR	904,539
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,151,579
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,148,567
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,166,659
	Utah State Charter School Finance Authority Voyage Academy
820,000	5.000%, 03/15/27 144A	NR/NR/NR*	820,656
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,441,879
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,788,158
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	759,551
700,000	5.000%, 10/15/36	NR/AA/NR	716,331
	Total Charter Schools		38,730,577

	Electric (4.6%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,053,170
	Florida State Municipal Power Agency All Requirements Power Supply Project
500,000	3.000%, 10/01/33 Series 2021A	A2/NR/AA-	509,845

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Heber Light & Power Co., Utah Electric Revenue Refunding
$ 500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A1/AA/AA-	$ 552,315
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A1/AA/AA-	711,222
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	598,671
850,000	5.000%, 06/01/31	NR/A+/NR	973,497
	Lower Colorado River Authority, Texas Revenue Refunding
1,000,000	5.000%, 05/15/36 Series 2020	NR/A/AA-	1,162,780
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,086,250
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa2/AA-/AA-	1,311,587
	San Antonio, Texas Electric & Gas Revenue System, Junior Lien
1,000,000	4.000%, 02/01/33 Series 2015B	Aa3/A+/AA-	1,143,080
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,256,709
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A1/AA/NR	1,717,945
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	802,080
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	486,732
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	424,808
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	849,879
905,000	5.000%, 03/01/32	NR/A/AA-	964,332
745,000	5.000%, 03/01/34	NR/A/AA-	792,978

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Utah State Municipal Power Agency Power Supply System Revenue
$ 330,000	5.000%, 07/01/23	NR/A+/AA-	$ 343,088
3,000,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,275,280
	Total Electric		20,016,248

	Healthcare (0.8%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	792,157
	Hale Center, Texas Educational Facilities Corporation, Wayland Baptist University
700,000	5.000%, 03/01/29 Series 2022	NR/BBB+/NR	765,142
	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	541,031
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,084,840
	South Dakota State Health & Educational Facilities Authority (Westhills Village Retirement Community)
500,000	3.000%, 09/01/27 Series 2021	NR/A+/NR	504,830
	Total Healthcare		3,688,000

	Higher Education (8.1%)
	Salt Lake County, Utah Westminster College Project
790,000	5.000%, 10/01/22	NR/BBB/NR	803,343
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,090,879
955,000	5.000%, 10/01/28	NR/BBB/NR	1,012,071
1,845,000	5.000%, 10/01/29	NR/BBB/NR	1,984,888
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,063,129
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,113,500
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	A1/NR/NR	556,675

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
$ 1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	$ 1,084,610
	University of Wyoming Facilities Revenue Refunding
430,000	3.000%, 06/01/34 Series 2021A	Aa3/AA-/NR	427,411
545,000	3.000%, 06/01/35 Series 2021A	Aa3/AA-/NR	539,408
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	1,945,836
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	738,170
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	772,676
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,372,058
	Utah State Board of Regents Lease Revenue
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,287
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,275
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	1,402,964
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,081,900
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	862,470
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	232,974
1,000,000	3.000%, 04/01/35 Series 2021 BAMAC Insured	NR/AA/NR	997,520
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	571,705
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	522,058
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	653,778
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	522,970
650,000	4.000%, 08/01/37 Series A	Aa1/AA+/NR	709,339
650,000	4.000%, 08/01/37 Series A-1	Aa1/AA+/NR	713,030

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Utah State Board of Regents, University of Utah (continued)
$ 1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	$ 1,117,110
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,675,005
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,159,377
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	2,056,747
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,270,480
	Western Washington University, Washington Student Recreation Fee Revenue Refunding Green Bond
1,130,000	4.000%, 05/01/32 BAMI Insured	A2/AA/NR	1,252,029
1,180,000	4.000%, 05/01/33 BAMI Insured	A2/AA/NR	1,302,437
	Total Higher Education		35,180,109

	Housing (2.7%)
	King County, Washington Housing Authority Pooled Refunding
2,060,000	4.000%, 11/01/34 Series 2019	NR/AA/NR	2,210,710
910,000	4.000%, 11/01/36 Series 2019	NR/AAA/NR	990,853
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	523,915
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	403,716
775,000	3.000%, 01/01/30 Series 2022A†††	Aa1/NR/NR	774,496
	South Dakota Housing Development Authority Homeownership Mortgage
250,000	1.000%, 05/01/26 Series 2020C	Aaa/AAA/NR	237,362
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	468,125
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	466,420
	Utah Housing Corporation Single Family Mortgage
5,000	4.950%, 01/01/32 Series A Class II	Aa2/AA+/AA	5,005
20,000	4.500%, 01/01/24 Series A Class III	Aa3/AA/AA-	20,016

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (continued)
	Utah Housing Corporation Single Family Mortgage (continued)
$ 740,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	$ 740,622
25,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA+/AA	25,025
10,000	4.500%, 07/01/23 Series C	Aa3/AA/AA	10,011
1,970,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA-/AA	1,990,527
490,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA	497,585
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	531,265
500,000	3.000%, 06/01/38 Series 2020	NR/AA/NR	482,925
	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	825,633
500,000	3.000%, 12/01/27 Series 1	Aa1/AA+/NR	508,180
150,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	149,640
	Total Housing		11,862,031

	Local Public Property (15.4%)
	Alaska State Municipal Bond Bank
540,000	5.000%, 02/01/30 AMT	NR/A+/A	608,564
565,000	5.000%, 02/01/31 AMT	NR/A+/A	635,162
590,000	5.000%, 02/01/32 AMT	NR/A+/A	662,381
770,000	4.000%, 12/01/33	A1/A+/NR	840,547
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	A1/NR/NR	1,271,996
	Brigham, Utah Special Assessment Voluntary Assessment Area
220,000	5.250%, 08/01/23	A1/NR/NR	220,570
	Broward County, Florida Convention Center Hotel First Tier
2,000,000	5.000%, 01/01/32 Series 2022†††	Aa1/AAA/AA+	2,404,040
	City of Cape Coral, Florida Special Obligation Refunding Revenue
1,000,000	5.000%, 10/01/37 Series 2017	Aa3/AA/NR	1,139,510

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
$ 1,000,000	5.000%, 09/01/28	NR/A+/AA-	$ 1,043,120
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,039,860
1,000,000	5.000%, 09/01/30	NR/A+/AA-	1,036,950
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,093,090
	Eagle Mountain, Utah Special Assessment Area
165,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	169,655
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A3/BBB/NR	534,800
	Hillsborough County, Florida Capital Improvement Non-Ad Valorem Revenue Bonds
1,000,000	4.000%, 08/01/35	Aa1/AAA/Aa+	1,104,920
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	A1/AA/AA-	1,063,994
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
1,085,000	5.000%, 09/01/32 Series 2015	A1/A+/A	1,162,708
	Mesquite, Nevada New Special Improvement District
150,000	5.500%, 08/01/25	NR/NR/NR*	151,144
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	854,587
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,414,106
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,129,160
	Murray City, Utah Municipal Building Authority Lease Revenue
380,000	4.000%, 12/01/30 Series 2020	Aa3/NR/NR	423,350
480,000	4.000%, 12/01/31 Series 2020	Aa3/NR/NR	531,206
300,000	4.000%, 12/01/32 Series 2020	Aa3/NR/NR	330,171

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	North Davis, Utah Fire District Local Building Authority Lease Revenue
$ 1,065,000	3.000%, 04/01/37 BAMI Insured	A1/AA/NR	$ 1,058,418
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,077,320
	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	1,093,730
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A1/AA/NR	638,680
	Salt Lake City, Utah Local Building Authority Lease Revenue
650,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	665,450
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	672,420
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	416,421
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	446,220
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,200,431
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	480,815
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	824,834
810,000	5.000%, 02/15/31	Aa3/NR/NR	918,273
	Salt Lake City, Utah Municipal Building Authority Lease Revenue
975,000	4.000%, 01/15/34	NR/AA+/AA+	1,083,703
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,010,000	4.000%, 11/01/27	NR/AA+/NR	1,094,577
1,270,000	4.000%, 11/01/28	NR/AA+/NR	1,371,740
1,100,000	4.000%, 11/01/30	NR/AA+/NR	1,183,149
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding
1,000,000	4.000%, 11/01/28 Series 2020	NR/AA/NR	1,083,180

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding (continued)
$ 1,035,000	4.000%, 11/01/29 Series 2020	NR/AA/NR	$ 1,128,833
1,080,000	4.000%, 11/01/30 Series 2020	NR/AA/NR	1,185,030
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/AA-	523,360
	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	518,575
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	928,659
885,000	4.000%, 12/15/29	NR/AA-/NR	961,473
920,000	4.000%, 12/15/30	NR/AA-/NR	995,412
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
1,800,000	4.000%, 04/01/31	Aa2/NR/NR	2,006,856
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,476,406
1,875,000	4.000%, 04/01/32	Aa2/NR/NR	2,079,562
	Vineyard Redevelopment Agency Tax Increment Revenue and Refunding
350,000	4.000%, 05/01/33 Series 2021 AGMC Insured	NR/AA/NR	383,152
	Wasatch County, Utah Municipal Building Authority Lease Revenue
560,000	4.000%, 12/01/28 Series 2021	NR/AA-/NR	615,938
585,000	4.000%, 12/01/29 Series 2021	NR/AA-/NR	649,052
605,000	4.000%, 12/01/30 Series 2021	NR/AA-/NR	676,517
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	555,320
500,000	5.000%, 10/01/37	Aa3/NR/NR	551,285
	Weber County, Utah Special Assessment Summit Mountain Area
1,525,000	5.500%, 01/15/28	NR/AA/NR	1,570,765
3,950,000	5.750%, 01/15/33	NR/AA/NR	4,076,163

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	West Jordan, Utah Municipal Building Authority Lease Revenue
$ 1,000,000	5.000%, 10/01/29	Aa3/NR/NR	$ 1,114,710
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,108,390
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,649,295
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	942,003
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,109,370
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	342,660
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	833,223
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	2,098,571
	Total Local Public Property		67,255,532

	Public Schools (2.5%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,066,203
	Canyons School District Utah, Local Building Authority Lease
725,000	4.000%, 06/15/33 Series 2021	Aa1/NR/NR	814,327
750,000	4.000%, 06/15/34 Series 2021	Aa1/NR/NR	837,975
	Davis County, Utah Municipal Building Authority Crossover Refunding Lease Revenue
1,085,000	4.000%, 11/01/32 Series 2020	NR/AA/NR	1,195,182
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,816,465
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,276,661
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,374,477
500,000	5.000%, 01/15/32 Series 2018	A1/NR/NR	565,215

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Provo City, Utah Municipal Building Authority School District Lease Revenue
$ 1,500,000	5.000%, 03/15/33 Series 2022	Aa3/NR/NR	$ 1,822,920
	Total Public Schools		10,769,425

	Sales Tax (11.9%)
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
1,415,000	4.000%, 08/01/25 Series B	NR/AA+/NR	1,456,785
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,260,389
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,653,850
	Lehi, Utah Franchise & Sales Tax Revenue (Broadband Project)
985,000	5.000%, 02/01/27 Series 2021 AGMC Insured	NR/AA/NR	1,113,257
1,000,000	4.000%, 02/01/32 Series 2021 AGMC Insured	NR/AA/NR	1,117,390
1,000,000	4.000%, 02/01/33 Series 2021 AGMC Insured	NR/AA/NR	1,115,240
500,000	4.000%, 02/01/34 Series 2021 AGMC Insured	NR/AA/NR	556,800
500,000	4.000%, 02/01/35 Series 2021 AGMC Insured	NR/AA/NR	556,100
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,314,757
420,000	4.000%, 06/01/36 Series 2019	NR/AA+/NR	452,298
	Mapleton City, Utah Municipal Energy Sales & Sales Tax & Telecommunications Fee
1,085,000	3.000%, 06/15/31 Series 2021	NR/A/NR	1,097,239
780,000	3.000%, 06/15/33 Series 2021	NR/A/NR	779,805
1,255,000	3.000%, 06/15/36 Series 2021	NR/A/NR	1,226,624
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,086,900
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,679,746

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Providence City, Utah Franchise & Sales Tax Revenue
$ 1,270,000	3.000%, 03/01/29 Series 2021	NR/A-/NR	$ 1,303,312
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	540,615
	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA+/AAA	791,580
	Salt Lake County, Utah Sales Tax Revenue
525,000	5.000%, 02/01/24 Series 2012A	NR/AAA/AAA	526,475
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,767,590
	Sarasota County, Florida Public Improvement Revenue Refunding
1,145,000	4.000%, 10/01/34 Series 2012B	NR/AA-/AA+	1,272,450
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,083,730
	Spearfish, South Dakota Sales Tax Revenue
975,000	4.000%, 12/15/29 Series 2022	A1/NR/NR	1,079,227
	Summit County, Utah Transportation Sales Tax Revenue
1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	1,285,968
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,547,280
	Utah County, Utah Excise Tax Revenue Refunding
1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	1,847,593
	Utah County, Utah Transportation Sales Tax Revenue Refunding
3,315,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	3,714,590
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Syracuse City Project
1,000,000	4.000%, 10/15/30 Series 2021	NR/AA-/NR	1,112,270

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Utah Transit Authority Sales Tax Revenue
$ 2,950,000	4.000%, 12/15/34 Series A	Aa2/AA/AA	$ 3,253,998
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA/AA	3,786,098
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA/AA	3,934,420
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	Aa3/AA-/AA	1,153,160
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	Aa3/AA-/AA	723,450
	Watertown, South Dakota Sales Tax Revenue
1,110,000	3.000%, 12/01/34 Series 2021	NR/A/NR	1,126,306
215,000	5.000%, 12/01/23 Series 2022A BAMI Insured	NR/AA/NR	226,421
335,000	5.000%, 12/01/24 Series 2022A BAMI Insured	NR/AA/NR	360,916
350,000	5.000%, 12/01/25 Series 2022A BAMI Insured	NR/AA/NR	385,672
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,930,355
	Total Sales Tax		52,220,656

	State Agency (1.7%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	342,714
335,000	5.000%, 10/15/26 Series 2020	NR/A+/NR	371,729
350,000	5.000%, 10/15/27 Series 2020	NR/A+/NR	394,048
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	566,235
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	543,656
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	690,906

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Utah Infrastructure Agency Telecommunications Revenue & Refunding Bonds
$ 640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	$ 651,008
750,000	4.000%, 10/15/22 Series A	NR/NR/BBB-	758,963
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,063,670
905,000	4.000%, 05/15/29	Aa1/AA+/NR	984,948
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,015,313
	Total State Agency		7,383,190

	Transportation (1.3%)
	Alamo, Texas Regional Mobility Authority Vehicle Registration Fee Senior Lien
500,000	5.000%, 06/15/33 Series 2022A	Aa2/NR/AA+	612,775
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,172,480
500,000	5.000%, 07/01/36	Aa3/AA-/NR	563,060
	Pharr, Texas International Toll Bridge System Revenue
1,000,000	4.000%, 08/15/35 Series 2021	A2/A/NR	1,084,660
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,080,450
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA/AA	238,633
	Total Transportation		5,752,058

	Water and Sewer (12.1%)
	Anacortes, Washington Utility System Improvement and Refunding, Green Bond
1,025,000	4.000%, 12/01/33 Series 2020 BAMI Insured	NR/AA/NR	1,129,796

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Brian Head, Utah Water Revenue Refunding
$ 720,000	3.000%, 04/01/36 Series 2021 AGMC Insured	NR/AA/NR	$ 717,077
	Central Utah Water Conservancy District Refunding
1,785,000	5.000%, 10/01/37 Series 2020D	NR/AA+/AA+	2,124,257
1,000,000	4.000%, 10/01/38 Series 2020D	NR/AA+/AA+	1,104,160
	Central Valley, Utah Water Reclamation Facility, Green Bond
1,215,000	3.000%, 03/01/32 Series 2021B	NR/AA/AA	1,244,731
1,255,000	3.000%, 03/01/33 Series 2021B	NR/AA/AA	1,275,682
1,090,000	3.000%, 03/01/34 Series 2021B	NR/AA/AA	1,106,666
1,330,000	3.000%, 03/01/35 Series 2021B	NR/AA/AA	1,340,587
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	441,899
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,065,530
	Fairview City, Utah Water & Sewer Revenue Refunding
725,000	4.000%, 06/15/46 Series 2022†††	NR/BBB/NR	728,429
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	535,580
	Herriman City, Utah Water Revenue Refunding
450,000	4.000%, 01/01/35 Series 2021 AGMC Insured	NR/AA/NR	500,112
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	1,090,990
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	238,891

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Jordan Valley, Utah Water Conservancy District Revenue
$ 1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	$ 1,129,290
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,080,120
1,145,000	4.000%, 10/01/32 Series 2021A	NR/AA+/AA+	1,302,243
	Jordanelle, Utah Special Service District
283,000	5.800%, 11/15/22	NR/NR/NR*	282,878
299,000	6.000%, 11/15/23	NR/NR/NR*	298,994
	Lakewood, Washington Water District, Pierce County
750,000	4.000%, 12/01/37 Series 2019AAMT	NR/AA/NR	799,530
	Miami-Dade County, Florida Water and Sewer Revenue System
2,000,000	5.000%, 10/01/26	Aa3/AA-/A+	2,191,100
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA+	1,091,160
	Orem, Utah Water, Sewer and Storm Sewer
540,000	4.000%, 07/15/34 Series 2021A	NR/AA+/AAA	610,929
	Park City, Utah Water Revenue Green Bonds
4,000,000	3.000%, 12/15/33 Series 2020	Aa2/AA/NR	4,072,440
	Pleasant Grove City, Utah Storm Water Revenue Refunding
205,000	4.000%, 07/15/27 Series 2020 BAMI Insured	NR/AA/NR	223,661
370,000	4.000%, 07/15/28 Series 2020 BAMI Insured	NR/AA/NR	406,612
485,000	4.000%, 07/15/29 Series 2020 BAMI Insured	NR/AA/NR	538,132
510,000	4.000%, 07/15/30 Series 2020 BAMI Insured	NR/AA/NR	570,659
525,000	4.000%, 07/15/31 Series 2020 BAMI Insured	NR/AA/NR	585,779

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Salt Lake City, Utah Public Utilities Revenue
$ 1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	$ 1,100,350
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,538,866
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,095,730
500,000	4.000%, 02/01/38	Aa1/AAA/NR	546,000
3,535,000	5.000%, 02/01/42 Series 2020	Aa1/AAA/NR	4,083,349
	San Antonio, Texas Water Revenue System Junior Lien
500,000	4.000%, 05/15/37 Series 2020C	Aa2/AA/AA	543,965
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,045,060
	Texas Water Development Board
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,152,910
5,000,000	4.000%, 08/01/35 Series 2021	NR/AAA/AAA	5,524,950
	Utah Water Finance Agency Revenue
950,000	4.000%, 03/01/33	NR/AA/AA+	1,014,591
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,097,590
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,118,790
1,295,000	5.000%, 03/01/38	NR/AA/AA	1,501,565
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	944,692
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	901,928
	Total Water and Sewer		53,038,250
	Total Revenue Bonds		333,732,627

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Bonds (8.6%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (1.4%)
	City and County (1.1%)
	Henderson, Nevada Refunding Various Purpose
$ 1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	$ 1,038,000
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	798,690
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	798,690
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,067,240
	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/NR	1,040,850
	Total City and County		4,743,470

	Public Schools (0.3%)
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	552,910
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	719,920
	Total Public Schools		1,272,830
	Total Pre-Refunded General Obligation Bonds		6,016,300

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (7.2%)
	Charter Schools (0.7%)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
130,000	4.000%, 04/15/22 ETM	NR/NR/NR*	130,121
140,000	4.000%, 04/15/24 ETM	NR/NR/NR*	145,492
820,000	5.000%, 04/15/29	NR/NR/NR*	879,819

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
$ 1,000,000	5.250%, 10/15/28 Series 2013A	NR/NR/NR*	$ 1,050,900
1,000,000	5.000%, 10/15/33 Series 2013A	NR/NR/NR*	1,047,140
	Total Charter Schools		3,253,472

	Electric (0.4%)
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/NR	1,021,000
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured ETM	NR/NR/NR*	753,512
	Total Electric		1,774,512

	Higher Education (0.9%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,023,890
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,334,575
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,407,276
	Total Higher Education		3,765,741

	Sales Tax (1.4%)
	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,101,250
	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA+/NR	2,134,480
	Riverton City, Utah Franchise & Sales Tax Revenue
1,000,000	5.250%, 12/01/36	NR/AA+/NR	1,041,440

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Utah Transit Authority Sales Tax Revenue
$ 1,560,000	5.000%, 06/15/37 Series A	Aa3/AA-/AA	$ 1,702,506
	Total Sales Tax		5,979,676

	State Agency (1.1%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/NR/NR	2,187,527
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,048,700
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,715,494
	Total State Agency		4,951,721

	Transportation (2.1%)
	Utah Transit Authority Sales Tax Revenue Refunding
3,440,000	5.000%, 06/15/37 Series A	NR/NR/NR*	3,748,637
	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	Aa3/AA-/AA	5,456,750
	Total Transportation		9,205,387

	Water and Sewer (0.6%)
	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/31 Series A	Aa3/AA-/A+	1,018,780
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,209,671
	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/NR/NR*	520,800
	Total Water and Sewer		2,749,251
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		31,679,760
	Total Pre-Refunded\Escrowed to Maturity Bonds		37,696,060
	Total Municipal Bonds (cost $431,181,028)		427,568,651

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Shares	Short-Term Investment (1.1%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
4,799,796	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.15%** (cost $4,799,796)	Aaa-mf/AAAm/NR	$ 4,799,796

	Total Investments (cost $435,980,824 - note 4)	98.9%	432,368,447
	Other assets less liabilities	1.1	4,717,322
	Net Assets	100.0%	$ 437,085,769

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P and Fitch	12.2%
Pre-refunded bonds\ETM bonds††	8.8
Aa of Moody's or AA of S&P and Fitch	58.5
A of Moody's or S&P and Fitch	14.6
BBB of S&P and Fitch	2.6
Not Rated*	3.3
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHA - Federal Housing Administration

NR - Not Rated

PSF - Permanent School Fund

34  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $435,980,824)	$432,368,447
Cash	1,401,920
Interest receivable	5,064,473
Receivable for investment securities sold	3,569,413
Receivable for Fund Shares sold	1,615,739
Other assets	48,811
Total assets	444,068,803

LIABILITIES
Payable for investment securities purchased	5,275,180
Payable for Fund shares redeemed	1,266,352
Management fee payable	180,771
Dividends payable	95,135
Distribution and service fees payable	1,534
Accrued expenses payable	164,062
Total liabilities	6,983,034
NET ASSETS	$437,085,769

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$438,999
Additional paid-in capital	444,810,487
Total distributable earnings (losses)	(8,163,717)
$437,085,769
CLASS A
Net Assets	$223,562,867
Capital shares outstanding	22,482,628
Net asset value and redemption price per share	$9.94
Maximum offering price per share (100/97 of $9.94)	$10.25

CLASS C
Net Assets	$16,331,931
Capital shares outstanding	1,642,476
Net asset value and offering price per share	$9.94

CLASS F
Net Assets	$11,101,222
Capital shares outstanding	1,110,260
Net asset value, offering and redemption price per share	$10.00

CLASS Y
Net Assets	$186,089,749
Capital shares outstanding	18,664,514
Net asset value, offering and redemption price per share	$9.97

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment Income
Interest income		$12,254,322

Expenses
Management fee (note 3)	$2,401,124
Distribution and service fee (note 3)	718,905
Transfer and shareholder servicing agent fees	239,719
Trustees’ fees and expenses (note 6)	110,243
Legal fees	97,209
Fund accounting fees	94,158
Registration fees and dues	39,543
Auditing and tax fees	28,600
Insurance	22,681
Shareholders’ reports	16,810
Custodian fees	16,782
Compliance services (note 3)	8,493
Credit facility fees (note 10)	7,811
Miscellaneous	11,553
Total expenses	3,813,631

Management fee waived (note 3)	(112,090)
Net expenses		3,701,541
Net investment income		8,552,781

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(2,624,580)
Change in unrealized appreciation (depreciation) on investments	(26,740,268)

Net realized and unrealized gain (loss) on investments		(29,364,848)
Net change in net assets resulting from operations		$(20,812,067)

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$8,552,781	$8,907,510
Realized gain (loss) from securities transactions	(2,624,580)	(36,067)
Change in unrealized appreciation (depreciation) on investments	(26,740,268)	3,856,545
Change in net assets resulting from operations	(20,812,067)	12,727,988

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,259,623)	(4,754,887)

Class C Shares	(210,585)	(338,786)

Class F Shares	(134,309)	(81,037)

Class Y Shares	(3,948,171)	(3,732,565)
Change in net assets from distributions	(8,552,688)	(8,907,275)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	106,208,547	123,529,924
Reinvested dividends and distributions	7,420,222	7,668,909
Cost of shares redeemed	(126,549,085)	(71,575,535)
Change in net assets from capital share transactions	(12,920,316)	59,623,298

Change in net assets	(42,285,071)	63,444,011

NET ASSETS:
Beginning of period	479,370,840	415,926,829
End of period	$437,085,769	$479,370,840

See accompanying notes to financial statements.

38  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund For Utah. Tax-Free Fund For Utah transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund For Utah on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund For Utah received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

39  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$4,799,796
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	427,568,651
Level 3 – Significant Unobservable Inputs	—
Total	$432,368,447
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2022, the Fund incurred management fees of $2,401,124 of which $112,090 was waived.

41  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $492,048, of which the Distributor retained $18,954.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2022, these payments amounted to $170,143. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $56,714. The total of these payments with respect to Class C Shares amounted to $226,857, of which the Distributor retained $55,824.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $80,830, of which the Distributor received $21,283.

42  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $90,001,569 and $94,800,408, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $435,980,255. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,160,273 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $9,772,081, for a net unrealized depreciation of $3,611,808.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2022, the Fund had 69% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At March 31, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $106,036. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $4,207.

43  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	2,830,581	$29,901,292	4,124,573	$44,047,358
Reinvested dividends and distributions	352,591	3,706,334	392,632	4,185,500
Cost of shares redeemed	(4,467,167)	(46,921,757)	(2,613,462)	(27,890,074)
Net change	(1,283,995)	(13,314,131)	1,903,743	20,342,784

Class C Shares
Proceeds from shares sold	217,099	2,297,467	566,654	6,053,844
Reinvested dividends and distributions	18,341	193,168	28,800	306,884
Cost of shares redeemed	(1,158,889)	(12,230,928)	(950,114)	(10,147,667)
Net change	(923,449)	(9,740,293)	(354,660)	(3,786,939)

Class F Shares
Proceeds from shares sold	802,416	8,244,770	331,949	3,553,411
Reinvested dividends and distributions	12,746	134,253	7,570	81,053
Cost of shares redeemed	(201,626)	(2,095,592)	(57,914)	(619,314)
Net change	613,536	6,283,431	281,605	3,015,150

Class Y Shares
Proceeds from shares sold	6,217,767	65,765,018	6,526,531	69,875,311
Reinvested dividends and distributions	321,349	3,386,467	289,589	3,095,472
Cost of shares redeemed	(6,198,834)	(65,300,808)	(3,081,026)	(32,918,480)
Net change	340,282	3,850,677	3,735,094	40,052,303
Total transactions in Fund shares	(1,253,626)	$(12,920,316)	5,565,782	$59,623,298

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

44  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $2,483,446 of which $1,681,431 retains its character of short-term and $802,015 retains its character of long-term; both have no expiration. As of March 31, 2022, the Fund had post-October losses of $2,299,054, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$8,551,851	$8,901,506
Ordinary Income	837	5,769
	$8,552,688	$8,907,275

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$325,726
Accumulated net realized loss on investments	(2,483,446)
Unrealized depreciation	(3,611,808)
Post October Losses	(2,299,054)
Other temporary differences	(95,135)
$(8,163,717)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

45  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended March 31, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

46  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

47  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.60	$10.50	$10.36	$10.18	$10.26
Income (loss) from investment operations:
Net investment income (1)	0.18	0.21	0.24	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.10	0.14	0.18	(0.08)
Total from investment operations	(0.48)	0.31	0.38	0.44	0.19
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$9.94	$10.60	$10.50	$10.36	$10.18
Total return (not reflecting sales charge)	(4.58)%	2.93%	3.72%	4.36%	1.84%
Ratios/supplemental data
Net assets, end of period (in millions)	$224	$252	$229	$204	$213
Ratio of expenses to average net assets	0.82%	0.85%	0.88%	0.86%	0.84%
Ratio of net investment income to average net assets	1.73%	1.94%	2.31%	2.52%	2.61%
Portfolio turnover rate	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.84%	0.87%	0.90%	0.89%	0.87%
Ratio of net investment income to average net assets	1.71%	1.92%	2.29%	2.49%	2.58%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

48  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.60	$10.49	$10.35	$10.17	$10.25
Income (loss) from investment operations:
Net investment income (1)	0.10	0.12	0.16	0.17	0.19
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.14	0.19	(0.08)
Total from investment operations	(0.56)	0.23	0.30	0.36	0.11
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.12)	(0.16)	(0.18)	(0.19)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.10)	(0.12)	(0.16)	(0.18)	(0.19)
Net asset value, end of period	$9.94	$10.60	$10.49	$10.35	$10.17
Total return (not reflecting CDSC)	(5.35)%	2.21%	2.90%	3.53%	1.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$16	$27	$31	$37	$58
Ratio of expenses to average net assets	1.62%	1.65%	1.68%	1.65%	1.64%
Ratio of net investment income to average net assets	0.93%	1.14%	1.52%	1.72%	1.81%
Portfolio turnover rate	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	1.64%	1.67%	1.70%	1.68%	1.66%
Ratio of net investment income to average net assets	0.90%	1.12%	1.50%	1.69%	1.78%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

49  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$10.65	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.11	0.16	0.27
Total from investment operations	(0.44)	0.34	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—	—
Total distributions	(0.21)	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$10.00	$10.65	$10.54	$10.39
Total return (not reflecting sales charge)	(4.24)%	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$11	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.59%	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	1.96%	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	19%	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.61%	0.63%	0.67%	0.68%(3)
Ratio of net investment income to average net assets	1.93%	2.12%	2.49%	2.68%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

50  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.63	$10.52	$10.39	$10.22	$10.29
Income (loss) from investment operations:
Net investment income (1)	0.20	0.23	0.26	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.14	0.17	(0.07)
Total from investment operations	(0.46)	0.34	0.40	0.45	0.22
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.23)	(0.27)	(0.28)	(0.29)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.20)	(0.23)	(0.27)	(0.28)	(0.29)
Net asset value, end of period	$9.97	$10.63	$10.52	$10.39	$10.22
Total return (not reflecting sales charge)	(4.38)%	3.23%	3.82%	4.46%	2.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$186	$195	$154	$136	$129
Ratio of expenses to average net assets	0.62%	0.65%	0.68%	0.66%	0.64%
Ratio of net investment income to average net assets	1.93%	2.14%	2.51%	2.72%	2.81%
Portfolio turnover rate	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.64%	0.67%	0.70%	0.69%	0.67%
Ratio of net investment income to average net assets	1.91%	2.11%	2.49%	2.69%	2.78%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

51  |  Aquila Tax-Free Fund For Utah

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

52  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

53  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

54  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

55  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

56  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky; Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

57  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

58  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

59  |  Aquila Tax-Free Fund For Utah

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$948.60	$3.98	$1,020.84	$4.13	0.82%
C	$1,000	$944.90	$7.86	$1,016.85	$8.15	1.62%
F	$1,000	$951.90	$2.87	$1,021.99	$2.97	0.59%
Y	$1,000	$949.80	$3.01	$1,021.84	$3.13	0.62%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

60  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $8,551,851 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

61  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTAR-0522

Annual Report March 31, 2022

Aquila Tax-Free Trust of Arizona Maintaining Perspective with Reason for Optimism Serving Arizona investors since 1986

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

NOT A PART OF THE ANNUAL REPORT

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

NOT A PART OF THE ANNUAL REPORT

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

Introduction

During the annual reporting period of April 1, 2021 through March 31, 2022, the Federal Reserve (the “Fed”) began to hint at tightening monetary policy in late 2021/early 2022 due to inflation no longer being considered as transitory. This resulted in a 25 basis point (“bp”) hike in the Federal Funds rate that was voted upon by the Fed’s Federal Open Market Committee on March 16, 2022 (a basis point is one hundredth of one percent and the Federal Funds rate is the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight). The March 16th rate hike combined with the expectation of more potential Fed Funds rate increases through the remainder of the year contributed to a selloff in the market. Yields on the ten year U.S. Treasury note rose from 1.74% on March 31, 2021 to 2.33% on March 31, 2022, or a 59 bp increase.

From March 31, 2021 to the end of the calendar year, demand for municipals precipitated large inflows into national municipal bond funds (from May 2020, the municipal market experienced positive inflows for 82 of 86 weeks through year-end 2021) with the aggregate size of inflows over this period of +$133.1 billion; the largest increase experienced to date into municipal bond funds. This occurred primarily as a result of the new administration’s legislative priorities to raise taxes. Beginning in the fourth quarter of 2021, when it became apparent that the proposed tax hikes would not be enacted into law, a shift out of municipals began to occur. This weakened demand set up the historic decline in municipal values suffered in the first quarter of 2022; the largest quarterly decline since 1994. This, in turn, resulted in outflows in from municipal funds for the quarter ending March 31, 2022 of approximately -$2 billion, per Refinitiv Lipper data.

The best municipal bond performers of 2021 were the Single A and BBB rated credits. For the calendar year 2021, Single A returned 2.25%, BBB returned 4.85% and the Bloomberg Municipal Bond Index Total Return Index Value Unhedged USD (the “Municipal Bond Index” returned 1.52%, as municipal buyers were reaching for yield. Consequently, those credits have been among the worst performers in the first quarter of 2022, Single A returned -6.29%, BBB returned -7.13% and the Municipal Bond Index returned -6.23%, while the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD (the “Index” or the “Bloomberg Quality Intermediate Index”) has been one of the best performers for the first quarter of 2022, returning -5.12%. From April 1, 2021 to March 31, 2022 the Index returned -4.40%.

U.S. Economy

Current consensus forecast U.S. Gross Domestic Product (“GDP”) growth of 2.70% for 2022, following growth of 5.70% in 2021. Inflation expectations as measured by the Consumer Price Index (“CPI”) (Year Over Year %) increased from 4.70% in 2021 to 7.10% in 2022. Unemployment ended 2021 at 5.40%, while Bloomberg economic consensus reflects unemployment declining to 3.60% by year-end 2022. The Federal Reserve policy to deal with the rise in inflation has resulted in the 10-Year U.S. Treasury increasing from 1.74% on March 31, 2021 to 2.33% on March 31, 2022. The Fed is expected to raise rates by 50 bps in May 2022 and additional increases by year-end 2022, in an attempt to slow rising inflation. (Subsequent to Aquila Tax-Free Trust of Arizona’s fiscal year end, on May 4th, the Fed increased the Fed Funds rate by 50 bps – this level of increase has not occurred since 2000 – and indicated that while 50 bps increases would be considered at the time of the Fed’s next couple of meetings, the Fed was not actively considering a 75 bp increase in rates in conjunction with any single meeting. The May 4th Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.) Additionally, the Fed is expected to reduce their $9 trillion dollar balance sheet by $95 billion per month, beginning in May 2022.

1  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Over the fiscal year ending March 31, 2022, municipal issuance declined from $502.3 billion in 2021 to $457.1 billion ending March 31, 2022. The lack of supply of municipals could assist the asset class in outperforming U.S. Treasury securities for the remainder of 2022. Globally, U.S. Treasury demand continues, although as an example, the German 10-Year Bund has gone from -9 bps on January 5, 2022 to +54 bps as of March 31, 2022. The point being made, U.S. Treasuries still look attractive at 2.33% vs. +54 bps on the German Bund. Should Euro rates continue to rise and compete for assets, we would expect a decline in the U.S. dollar, even as U.S. interest rates rise. However, the Russia – Ukraine War has kept the Euro under pressure. In addition, World agencies such as the IMF, predict the conflict will have a negative effect on COVID rebounding world economies, given the world economies will be growing at a slower pace. The impact on the U.S. economy does not include a major drag on GDP, as certain U.S. war material suppliers ramp up production. This in turn would indicate to us a rise in the U.S. 10-Year Treasury to approximately 3.40%, by the end of 2022.

Municipal Market

Tax-exempt municipal bond yields spent the majority of the reporting period range bound until spiking up sharply in the 1st quarter of 2022 in anticipation of and in reaction to the arrival of concrete tightening actions by the Fed. The 10-Year Bloomberg AAA municipal yield in the first 9 months of the reporting period actually declined slightly from 1.08% on March 31, 2021 to 1.05% on December 31, 2021, before increasing to 2.23% on March 31, 2022.

A total of $342.6 billion of new tax-exempt issues were sold in 2021, a 4.2% increase from the $328.9 billion sold in 2020. Taxable municipal issuance, however, dropped 18.9% from last year, declining from the $146.3 billion issued in the lower interest rate environment of 2020 to $118.7 billion in 2021.

In late October 2021, the highly anticipated municipal bond market enhancements that market participants had speculated on at length for most of the year, such as proposals for taxable direct pay and new infrastructure bonds, and the reinstatement of tax-exempt refunding issues, were cut from the Democrats’ Build Back Better fiscal bill. Of significant impact was the retention of the 2017 “Trump tax cuts”, which left marginal tax rates unchanged. Following the failure of these legislative efforts, the municipal market was essentially left “in place’, as compared to the expectations for impactful shifts in the composition and growth of new municipal issuance.

A potential “silver lining” in this outcome was that expectations created by the prospect of higher marginal tax rates for a permanently higher shift in municipal bond valuations and lower yield ratios abated. The relatively expensive municipal bond valuations that were seen at the start of the reporting period improved considerably, as measured by the ratio of AAA-rated municipal yields to U.S. Treasury bond yields of similar maturities:

Maturity	March 31, 2021	March 31, 2022
5 year	54%	82%
10 year	62%	96%
30 year	75%	106%

2  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Arizona State Economy

After achieving a milestone in November 2021, when the State had recovered 100% of the job losses incurred at the outset of the COVID-19 Pandemic, Arizona’s employment picture ended the reporting period with record low unemployment. The Arizona unemployment rate declined to 3.2% in March 2022, which left it below the overall U.S. unemployment rate of 3.6%, while total nonfarm employment surged to 3,044,900. This was a year-over-year change of 116,500 in nonfarm jobs, or a 4.0% increase.

The State continues to show solid fiscal momentum. Fiscal Year 2022 General Fund revenues through March 2022 (June fiscal year end) increased 11.7% from the prior year. Sales tax revenue gains of 16.5% helped this increase. The recovery in the tourism industry picked up significantly in the past twelve months. Hotel occupancy in February 2022 was 72.0%, which was 30.1% above February 2021 occupancy. More importantly, revenue per room available in February 2022 came in at $127.95, twice the amount reported in February 2021. The rebound in the tourism industry helped further the State’s recovery from the COVID-19 Pandemic.

Fund Performance

March 31, 2022
1-Year Total Return
Aquila Tax-Free Trust of Arizona
Class A Share (without sales charge)	-4.32%
Class Y Share	-4.26%
Bloomberg Quality Intermediate Index	-4.37%

Aquila Tax-Free Trust of Arizona Portfolio Characteristics:

	March 31, 2021	March 31, 2022
Weighted Average Maturity	11.17 yrs.	9.42 yrs.
Option Adj. (Effective) Duration	5.35 yrs.	4.78 yrs.
Modified Duration	4.53 yrs.	4.43 yrs.

Bloomberg Quality Intermediate Characteristics

March 31, 2022
Option Adj. (Effective) Duration	4.12 yrs.
Modified Duration	3.86 yrs.

The Aquila Tax-Free Trust of Arizona (the “Fund”) Class A and Y share total returns outperformed the Bloomberg Quality Intermediate Index which returned -4.37%.

3  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Over the latter half of the reporting period, the stated final maturity and duration characteristics of the Fund were maneuvered into a much more defensive position in response to increasingly hawkish Federal Reserve commentary, elevated inflation readings, and an expected easing of demand after the failure of the Build Back Better proposal. In the 8 month period from July 31, 2021 to March 31, 2022, the Fund’s average final maturity was reduced from a peak of 11.88 years to 9.42 years, and effective duration from 5.43 years to 4.78 years. This enabled the Fund to outperform the Index in a negative return period even though the portfolio still had longer duration characteristics than that of the Index. This was primarily due to the Fund’s broadly diversified exposure across the maturity spectrum.

The more modest reduction in effective duration was a product of the improved call protection positioning we achieved in active management and value-added bond swaps that were conducted during the reporting period. As reflected in the Fund’s turnover rate of 35%, these robust active management efforts enabled the Fund to harvest valuable tax losses, minimize erosion in the Fund’s distributable income, and take advantage of persistent “flatness” in the municipal bond yield curve that exists beyond 15 years. One positive development in the wake of the spike in municipal bond yields at the end the reporting period has been a subsiding of reinvestment risk. Approaching maturities, along with our holdings of pre-refunded securities, can give us flexibility to reinvest into extended maturities at a time when better values appear to have returned to the municipal bond landscape.

Outlook and Strategy

The Federal Reserve initiated its first increase in the Federal Funds rate since 2018 at its March 16th, 2022 meeting. The Fed has also voiced increasingly hawkish views for further rate increases throughout 2022 and potentially into 2023, along with an expectation to pare back its balance sheet. We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that could occur in the yield curve and credit spreads as monetary policy unfolds.

The increased fluctuations the municipal market has experienced in the past quarter may likely continue as Federal Reserve monetary policy becomes clearer and if inflation persists at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

4  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 3/13/86
With Maximum Sales Charge	(7.15)%	0.88%	1.93%	4.81%
Without Sales Charge	(4.32)	1.71	2.35	4.93
Class C since 4/01/96
With CDSC**	(6.07)	0.82	1.47	3.03
Without CDSC	(5.13)	0.82	1.47	3.03
Class Y since 4/01/96
No Sales Charge	(4.26)	1.83	2.49	4.14
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.92*	(Class A)
				4.17	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Arizona:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (36.8%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City (3.3%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 199,000	6.250%, 01/01/29	NR/A-/NR	$ 201,348
	Chandler, Arizona
1,400,000	5.000%, 07/01/25	Aaa/AAA/AAA	1,532,244
	Gilbert Improvement District No. 20
585,000	5.100%, 01/01/29	Aa1/AA-/NR	590,645
	Goodyear McDowell Road Commercial Corridor Improvement District
840,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	883,747
	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA/AAA	466,284
425,000	4.000%, 07/01/33	Aa2/AA/AAA	465,655
450,000	4.000%, 07/01/34	Aa2/AA/AAA	492,561
	Scottsdale, Arizona
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	539,610
	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa2/NR/NR	2,006,140
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	1,084,740
	Total City		8,262,974

	Community College (1.1%)
	Pinal Co. Community College District
500,000	4.000%, 07/01/33	NR/AA-/NR	556,760
1,000,000	3.000%, 07/01/34	NR/AA-/NR	1,018,440
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,038,030
	Total Community College		2,613,230

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	County (8.5%)
	Drexel Heights Fire District
$ 100,000	3.000%, 07/01/22	NR/AA-/NR	$ 100,451
	Maricopa Co. Daisy Mountain Fire District
340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	365,752
	Maricopa Co. Special Health Care District
2,500,000	5.000%, 07/01/25	Aa3/NR/AA-	2,727,900
2,500,000	5.000%, 07/01/26	Aa3/NR/AA-	2,791,050
3,000,000	5.000%, 07/01/32	Aa3/NR/AA-	3,436,650
1,500,000	5.000%, 07/01/34	Aa3/NR/AA-	1,714,410
4,345,000	5.000%, 07/01/34	Aa3/NR/AA-	5,192,362
	Pima Co. Northwest Fire District
545,000	4.000%, 07/01/22	NR/AA-/NR	548,553
	Yavapai Co. Jail District
1,180,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/AA	1,378,098
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,796,636
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,055,790
	Total County		21,107,652

	School District (21.5%)
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,083,960
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	560,445
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa2/NR/NR	1,063,610
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	544,966
	Maricopa Co. Elementary School District No. 1 (Phoenix)
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	535,535
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	491,758

9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 2 (Riverside)
$ 1,000,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/NR	$ 1,167,880
	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa1/NR/NR	569,395
5,615,000	5.000%, 07/01/31	Aa1/NR/NR	6,525,023
	Maricopa Co. Elementary School District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	561,225
	Maricopa Co. Elementary School District No. 25 (Liberty)
350,000	4.000%, 07/01/35 AGMC Insured	NR/AA/NR	382,714
300,000	4.000%, 07/01/36 AGMC Insured	NR/AA/NR	327,762
375,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	409,395
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
350,000	5.000%, 07/01/34	Aaa/AA/NR	379,158
	Maricopa Co. Elementary School District No. 40 (Glendale)
2,050,000	2.000%, 07/01/35 AGMC Insured	NR/AA/AA+	1,777,944
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	341,920
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	627,850
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	324,375
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	405,127
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa1/AA/AAA	531,605
	Maricopa Co. High School District No. 214 (Tolleson)
2,090,000	5.000%, 07/01/29	Aa1/AA/NR	2,476,441
1,000,000	5.000%, 07/01/30	Aa1/AA/NR	1,202,880
300,000	3.000%, 07/01/34	Aa1/AA/NR	305,811
825,000	4.000%, 07/01/34	Aa1/AA/NR	900,529
200,000	3.000%, 07/01/35	Aa1/AA/NR	201,180

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Unified School District No. 11 (Peoria)
$ 1,500,000	4.000%, 07/01/25	Aa3/AA-/NR	$ 1,510,110
675,000	4.500%, 07/01/33 AGMC Insured	Aa3/AA/NR	720,967
	Maricopa Co. Unified School District No. 24 (Gila Bend)
70,000	5.500%, 07/01/22	NR/NR/NR*	70,085
	Maricopa Co. Unified School District No. 41 (Gilbert)
3,000,000	5.000%, 07/01/26	Aa1/AA-/NR	3,355,740
	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	Aa2/A+/NR	1,715,178
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A1/AA/NR	976,985
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,500,000	5.000%, 07/01/27†††	Aa1/NR/AAA	1,716,885
1,000,000	5.000%, 07/01/30†††	Aa1/NR/AAA	1,201,150
1,000,000	4.500%, 07/01/30	Aa1/NR/AAA	1,031,420
425,000	4.000%, 07/01/35	Aa1/NR/AAA	471,321
300,000	3.000%, 07/01/36	Aa1/NR/AAA	298,620
	Maricopa Co. Unified School District No. 80 (Chandler)
545,000	4.000%, 07/01/36	Aaa/AA/NR	597,244
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	519,240
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,208,139
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,350,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,565,338
	Mohave Co. Unified School District No. 1 (Lake Havasu)
500,000	5.000%, 07/01/35	Aa1/NR/NR	563,320

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Navajo Co. Unified School District No. 10 (Show Low)
$ 500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	$ 535,535
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	453,184
	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,261,588
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	959,443
1,000,000	4.250%, 07/01/32 AGMC Insured	NR/AA/NR	1,057,130
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,069,040
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,088,280
250,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	272,805
250,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	274,670
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,074,896
	Pima Co. Unified School District No. 20 (Vail)
700,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	807,247
	Santa Cruz Co. Unified School District No. 35 (Santa Cruz Valley)
300,000	3.000%, 07/01/36 AGMC Insured	NR/AA/NR	306,162
	Western Maricopa Education Center District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,230,084
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	780,451
	Total School District		53,390,745

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Special District (2.4%)
	Eastmark Community Facilities District No. 1
$ 345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	$ 367,032
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	382,666
	Estrella Mountain Ranch Community Facilities District
155,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	173,354
	Festival Ranch Community Facilities District
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,080,292
750,000	5.000%, 07/15/38 BAMAC Insured	NR/AA/NR	851,977
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	517,050
460,000	4.000%, 07/15/32	A1/A-/NR	483,110
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	716,224
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	507,200
	Vistancia Community Facilities District
850,000	4.000%, 07/15/25 BAMAC Insured	A1/AA/NR	900,142
	Total Special District		5,979,047
	Total General Obligation Bonds		91,353,648

	Revenue Bonds (56.9%)
	Airport (6.6%)
	Phoenix Civic Improvement Corp. Airport Bonds
5,000,000	4.000%, 07/01/40	A1/A/NR	5,211,850
2,595,000	5.000%, 07/01/27 AMT	Aa3/A+/NR	2,896,539
185,000	5.000%, 07/01/30 AMT	Aa3/A+/NR	206,763
3,850,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	4,294,752
2,900,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	3,263,689

13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (continued)
$ 200,000	5.000%, 07/01/33 AMT	Aa3/A+/NR	$ 223,654
300,000	5.000%, 07/01/49	A1/A/NR	338,481
	Total Airport		16,435,728

	Charter Schools (3.8%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	264,806
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	501,075
	Arizona Industrial Development Authority (Equitable Schools)
1,000,000	4.000%, 11/01/36	NR/A/NR	1,053,790
2,000,000	4.000%, 11/01/38	NR/A/NR	2,113,480
2,000,000	4.000%, 11/01/40	NR/A/NR	2,106,240
	Arizona Industrial Development Authority (Greathearts Academies)
1,000,000	3.000%, 07/01/37 State Enhanced	NR/AA-/NR	962,910
	La Paz Co. Industrial Development Authority (Harmony Public Schools Projects)
200,000	5.000%, 02/15/28	NR/BBB/NR	214,426
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	275,155
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	345,467
	Phoenix Industrial Development Authority (Macombs Facility Project)
315,000	5.000%, 07/01/33	NR/BBB-/NR	343,618
325,000	4.000%, 07/01/34	NR/BBB-/NR	328,978
315,000	4.000%, 07/01/35	NR/BBB-/NR	318,474
	Phoenix Industrial Development Authority (Vista College Preparatory Projects)
430,000	5.000%, 07/01/43 State Enhanced	NR/AA-/NR	470,566
	Total Charter Schools		9,298,985

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Excise Tax (8.4%)
	Buckeye Excise Tax
$ 400,000	4.000%, 07/01/36	NR/AA/AA	$ 421,436
1,000,000	5.000%, 07/01/43	NR/AA/AA	1,074,220
	Buckeye Roosevelt Street Improvement District
85,000	4.000%, 01/01/32	NR/A-/NR	86,092
110,000	4.050%, 01/01/33	NR/A-/NR	111,437
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	545,580
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,496,988
	Gila Co. Pledged Revenue Obligations
555,000	4.000%, 07/01/30	NR/AA/NR	607,703
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AAA/AAA	468,931
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,066,830
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	281,963
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,453,424
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,322,560
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,426,880
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,045,140
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	2,871,803
	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,586,760
	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA+	260,030

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Santa Cruz Co. Jail District
$ 1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	$ 1,853,335
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	981,881
	Total Excise Tax		20,962,993

	Healthcare (9.4%)
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
1,360,000	5.000%, 12/01/26	A2/NR/A+	1,467,046
3,000,000	5.000%, 12/01/34††††	A2/NR/A+	3,207,930
	Maricopa Co. Industrial Development Authority (Banner Health)
1,600,000	5.000%, 01/01/38	NR/AA-/AA-	1,783,056
5,000,000	4.000%, 01/01/48	NR/AA-/AA-	5,212,250
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A+	2,406,870
1,000,000	4.125%, 09/01/42	A2/NR/A+	1,064,400
	Phoenix Industrial Development Authority (Mayo Clinic) VRDO***
2,000,000	0.340%, 11/15/52	Aa2/AA/NR	2,000,000
	Pima Co. Industrial Development Authority (Tucson Medical Center)
1,150,000	5.000%, 04/01/33	NR/A/NR	1,364,096
880,000	4.000%, 04/01/37	NR/A/NR	926,772
250,000	3.000%, 04/01/51	NR/A/NR	218,425
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,042,570
675,000	5.000%, 08/01/34	A2/NR/A+	746,692
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,703,670
200,000	5.000%, 08/01/32	NR/A/NR	212,128
	Total Healthcare		23,355,905

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (8.0%)
	Arizona Board of Regents (Arizona State University System)
$ 480,000	5.000%, 07/01/31	Aa2/AA/NR	$ 524,074
565,000	4.000%, 07/01/49	Aa2/AA/NR	605,912
	Arizona Board of Regents (Arizona State University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	818,370
	Arizona Board of Regents (Arizona State University System) VRDO***
3,490,000	0.510%, 07/01/34	Aa2/AA/NR	3,490,000
	Arizona Board of Regents (Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	605,947
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
2,090,000	5.000%, 08/01/29 AGMC Insured	A1/AA/NR	2,424,651
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,000,000	3.125%, 08/01/39	Aa3/A+/NR	990,660
	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	423,436
105,000	4.000%, 06/01/38	Aa2/AA-/NR	114,726
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	265,170
700,000	4.000%, 06/01/39 BAMAC Insured	Baa3/AA/NR	738,052
	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	664,656

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
$ 200,000	5.000%, 07/01/26	Baa3/NR/NR	$ 220,250
400,000	5.000%, 07/01/33	Baa3/NR/NR	442,332
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,365,238
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing II)
100,000	5.000%, 07/01/26	Baa3/NR/NR	109,702
250,000	5.000%, 07/01/27	Baa3/NR/NR	278,435
150,000	5.000%, 07/01/28	Baa3/NR/NR	168,498
200,000	5.000%, 07/01/30	Baa3/NR/NR	225,298
300,000	5.000%, 07/01/32	Baa3/NR/NR	334,233
	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A3/BBB+/NR	548,700
	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,011,060
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,236,766
750,000	4.000%, 07/01/37	Aa3/NR/AA-	810,038
500,000	4.000%, 07/01/38	Aa3/NR/AA-	539,370
	Total Higher Education		19,955,574

	Housing (1.7%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
4,875,220	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	4,309,744

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (3.7%)
	Arizona Board of Regents (Northern Arizona University) COP
$ 600,000	5.000%, 09/01/27	A2/A/NR	$ 606,486
500,000	5.000%, 09/01/28	A2/A/NR	505,490
1,000,000	5.000%, 09/01/29	A2/A/NR	1,011,250
	Nogales Municipal Development Authority, Inc.
845,000	4.000%, 06/01/36	NR/AA-/NR	897,567
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	678,320
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	875,821
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,148,540
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA+/NR	530,560
	State of Arizona COP
1,255,000	5.000%, 09/01/22	Aa2/AA-/NR	1,275,093
500,000	5.000%, 09/01/27	Aa2/AA-/NR	547,405
	Total Lease		9,076,532

	Pollution Control (0.6%)
	Maricopa Co. Pollution Control (El Paso Electric Co.)
375,000	3.600%, 02/01/40	Baa2/NR/BBB+	378,131
250,000	3.600%, 04/01/40	Baa2/NR/BBB+	252,087
	Maricopa Co. Pollution Control (Southern California Edison Co.)
1,000,000	2.400%, 06/01/35	A3/A-/BBB+	874,570
	Total Pollution Control		1,504,788

	Resource Recovery (2.5%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,285,870

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Resource Recovery (continued)
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
$ 1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	$ 1,503,030
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	515,965
	Total Resource Recovery		6,304,865

	Senior Living Facilities (1.0%)
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
620,000	5.000%, 01/01/28	NR/CCC+/NR	550,008
555,000	5.000%, 01/01/29	NR/CCC+/NR	483,888
1,205,000	5.000%, 01/01/30	NR/CCC+/NR	1,033,528
655,000	4.000%, 01/01/33	NR/CCC+/NR	489,868
	Total Senior Living Facilities		2,557,292

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA+	518,645

	Utility (7.3%)
	Greater Arizona Development Authority Revenue
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	525,540
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,599,630
4,310,000	4.000%, 07/01/35	Aa2/AA-/NR	4,811,598

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utility (continued)
	Salt River Project Agricultural Improvement and Power Revenue
$ 3,500,000	5.000%, 01/01/23	Aa1/AA+/NR	$ 3,592,820
150,000	5.000%, 01/01/32	Aa1/AA+/NR	172,038
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,418,320
	Surprise Utility System Senior Lien Obligations
470,000	5.000%, 07/01/33	NR/AA+/NR	540,632
	Yuma Utility System
1,000,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/AA-	1,117,740
1,000,000	4.000%, 07/01/35 BAMAC Insured	NR/AA/AA-	1,116,380
1,000,000	4.000%, 07/01/36 BAMAC Insured	NR/AA/AA-	1,115,210
	Total Utility		18,009,908

	Water/Sewer (3.7%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,263,102
	Glendale Water & Sewer Revenue Refunding Senior Lien
6,120,000	3.000%, 07/01/24	A1/AA/NR	6,267,002
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,618,965
	Total Water/Sewer		9,149,069
	Total Revenue Bonds		141,440,028

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Bonds (4.9%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (0.9%)
	City (0.1%)
	Glendale, Arizona
$ 200,000	5.000%, 07/01/33	NR/AA/AAA	$ 233,296

	School District (0.4%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aaa/AA/NR	261,793
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aaa/AA/NR	668,727
	Total School District		930,520

	Special District (0.4%)
	Estrella Mountain Ranch Community Facilities District
845,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	965,827
	Goodyear Community Facilities Utilities District No. 1
40,000	4.000%, 07/15/32	NR/NR/NR*	43,137
	Total Special District		1,008,964
	Total Pre-Refunded General Obligation Bonds		2,172,780

	Pre-Refunded Revenue Bonds (4.0%)
	Excise Tax (0.7%)
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aa1/AAA/AA+	1,643,670

	Healthcare (2.0%)
	Arizona Health Facilities Authority (Banner Health)
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,106,100
	Maricopa Co. Hospital Revenue (Sun Health)
705,000	5.000%, 04/01/25	NR/NR/NR*	731,226
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,250,226
	Total Healthcare		5,087,552

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (0.7%)
	Arizona Board of Regents (Arizona State University System)
$ 115,000	5.000%, 07/01/32	Aa2/AA/NR	$ 116,119
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,506,860
	Total Higher Education		1,622,979

	Senior Living Facilities (0.4%)
	Maricopa Co. Industrial Development Authority (Christian Care Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/NR/NR*	1,095,390

	Water/Sewer (0.2%)
	Glendale Water & Sewer Revenue
500,000	5.000%, 07/01/28	A1/AA/NR	504,805
	Total Pre-Refunded Revenue Bonds		9,954,396
	Total Pre-Refunded Bonds		12,127,176
	Total Municipal Bonds (cost $245,589,100)		244,920,852

Shares	Short-Term Investment (0.2%)
520,623	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.15%** (cost $520,623)	Aaa-mf/AAAm/NR	520,623

	Total Investments (cost $246,109,723-note 4)	98.8%	245,441,475
	Other assets less liabilities	1.2	2,986,151
	Net Assets	100.0%	$ 248,427,626

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	8.2%
Pre-refunded bonds††	5.0
Aa of Moody's or AA of S&P or Fitch	64.1
A of Moody's or S&P or Fitch	19.2
Baa of Moody's or BBB of S&P or Fitch	2.3
CCC of S&P	1.0
Not Rated*	0.2
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NPFG - National Public Finance Guarantee

NR - Not Rated

VRDO – Variable Rate Demand Obligation

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand obligations (VRDOs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

††††	Security pledged as collateral for the Fund’s delayed delivery or when-issued commitments.

Note:	144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $246,109,723)	$245,441,475
Interest receivable	2,485,030
Receivable for investment securities sold	5,272,406
Receivable for Fund Shares sold	179,230
Other assets	33,112
Total assets	253,411,253

LIABILITIES
Payable for investment securities purchased	3,009,400
Payable for Fund shares redeemed	1,696,883
Management fee payable	87,368
Dividends payable	81,569
Distribution and service fees payable	899
Accrued expenses	107,508
Total liabilities	4,983,627
NET ASSETS	$248,427,626

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$244,993
Additional paid-in capital	249,130,828
Total distributable earnings (losses)	(948,195)
$248,427,626
CLASS A
Net Assets	$178,757,078
Capital shares outstanding	17,633,524
Net asset value and redemption price per share	$10.14
Maximum offering price per share (100/97 of $10.14)	$10.45

CLASS C
Net Assets	$5,152,226
Capital shares outstanding	508,647
Net asset value and offering price per share	$10.13

CLASS Y
Net Assets	$64,518,322
Capital shares outstanding	6,357,105
Net asset value, offering and redemption price per share	$10.15

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment Income
Interest income		$7,861,217

Expenses
Investment Adviser fee (note 3)	$1,125,093
Distribution and service fee (note 3)	359,980
Transfer and shareholder servicing agent fees	126,997
Legal fees	68,216
Trustees’ fees and expenses (note 7)	68,159
Registration fees and dues	29,913
Auditing and tax fees	24,500
Insurance	13,557
Shareholders’ reports	12,125
Custodian fees	10,130
Compliance services (note 3)	8,352
Credit facility fees (note 10)	4,599
Miscellaneous	25,357
Total expenses		1,876,978
Net investment income		5,984,239

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(514,009)
Change in unrealized appreciation (depreciation) on investments	(17,057,872)

Net realized and unrealized gain (loss) on investments		(17,571,881)
Net change in net assets resulting from operations		$(11,587,642)

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$5,984,239	$6,275,087
Realized gain (loss) from securities transactions	(514,009)	(23,340)
Change in unrealized appreciation (depreciation) on investments	(17,057,872)	3,265,689
Change in net assets resulting from operations	(11,587,642)	9,517,436

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,083,825)	(4,540,853)

Class C Shares	(79,168)	(108,101)

Class Y Shares	(1,732,704)	(1,541,242)

Change in net assets from distributions	(5,895,697)	(6,190,196)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	41,773,669	54,526,407
Reinvested dividends and distributions	4,869,901	4,997,145
Cost of shares redeemed	(61,735,189)	(41,762,632)
Change in net assets from capital share transactions	(15,091,619)	17,760,920

Change in net assets	(32,574,958)	21,088,160

NET ASSETS:
Beginning of period	281,002,584	259,914,424
End of period	$248,427,626	$281,002,584

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), one of six series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$520,623
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	244,920,852
Level 3 – Significant Unobservable Inputs	—
Total	$245,441,475
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $295,361, of which the Distributor retained $33,663.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $48,464. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, these payments amounted to $16,155. The total of these payments with respect to Class C Shares amounted to $64,619, of which the Distributor retained $15,929.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $45,457, of which the Distributor received $15,156.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $96,300,612 and $115,052,735, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $245,581,605. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,260,415 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,400,545 for a net unrealized depreciation of $140,130.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2022, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

31  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,386,842	$15,045,831	1,695,529	$18,408,016
Reinvested dividends and distributions	313,418	3,364,280	332,499	3,601,907
Cost of shares redeemed	(2,402,082)	(25,790,639)	(2,353,115)	(25,483,422)
Net change	(701,822)	(7,380,528)	(325,087)	(3,473,499)

Class C Shares
Proceeds from shares sold	33,684	364,928	100,968	1,096,349
Reinvested dividends and distributions	6,725	72,248	9,043	97,851
Cost of shares redeemed	(214,642)	(2,310,543)	(176,659)	(1,914,550)
Net change	(174,233)	(1,873,367)	(66,648)	(720,350)

Class Y Shares
Proceeds from shares sold	2,438,440	26,362,910	3,222,783	35,022,042
Reinvested dividends and distributions	133,270	1,433,373	119,561	1,297,387
Cost of shares redeemed	(3,154,359)	(33,634,007)	(1,325,337)	(14,364,660)
Net change	(582,649)	(5,837,724)	2,017,007	21,954,769
Total transactions in Fund shares	(1,458,704)	$(15,091,619)	1,625,272	$17,760,920

7. Trustees’ Fees and Expenses

At March 31, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $65,691. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,468.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $326,866, $258,915 is short-term and $67,951 is long-term both have no expiration date. As of March 31, 2022, the Fund had post-October losses of $553,142, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$5,844,296	$6,190,196
Ordinary Income	51,401	—
	$5,895,697	$6,190,196

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$153,512
Undistributed net realized loss on investments	(326,866)
Unrealized depreciation	(140,130)
Post October losses	(553,142)
Other temporary differences	(81,569
$(948,195)

33  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

34  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

35  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.82	$10.68	$10.61	$10.47	$10.58
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.27	0.29	0.30
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.14	0.07	0.16	(0.10)
Total from investment operations	(0.46)	0.39	0.34	0.45	0.20
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.25)	(0.27)	(0.29)	(0.29)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.22)	(0.25)	(0.27)	(0.31)	(0.31)
Net asset value, end of period	$10.14	$10.82	$10.68	$10.61	$10.47
Total return (not reflecting sales charge)	(4.32)%	3.63%	3.16%	4.37%	1.93%
Ratios/supplemental data
Net assets, end of period (in millions)	$179	$198	$199	$204	$218
Ratio of expenses to average net assets	0.69%	0.71%	0.74%	0.73%	0.69%
Ratio of net investment income to average net assets	2.11%	2.30%	2.49%	2.74%	2.77%
Portfolio turnover rate	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.81	$10.67	$10.61	$10.47	$10.58
Income (loss) from investment operations:
Net investment income(1)	0.14	0.16	0.18	0.20	0.20
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.13	0.05	0.15	(0.09)
Total from investment operations	(0.55)	0.29	0.23	0.35	0.11
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.15)	(0.17)	(0.19)	(0.20)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.13)	(0.15)	(0.17)	(0.21)	(0.22)
Net asset value, end of period	$10.13	$10.81	$10.67	$10.61	$10.47
Total return (not reflecting sales charge)	(5.13)%	2.76%	2.20%	3.49%	1.06%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$7	$8	$9	$14
Ratio of expenses to average net assets	1.54%	1.56%	1.59%	1.58%	1.54%
Ratio of net investment income to average net assets	1.26%	1.45%	1.65%	1.88%	1.92%
Portfolio turnover rate	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.84	$10.69	$10.63	$10.49	$10.60
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.15	0.06	0.16	(0.09)
Total from investment operations	(0.45)	0.41	0.34	0.46	0.22
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)	(0.28)	(0.30)	(0.31)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.24)	(0.26)	(0.28)	(0.32)	(0.33)
Net asset value, end of period	$10.15	$10.84	$10.69	$10.63	$10.49
Total return (not reflecting sales charge)	(4.26)%	3.88%	3.21%	4.51%	2.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$65	$75	$53	$40	$41
Ratio of expenses to average net assets	0.54%	0.56%	0.60%	0.59%	0.55%
Ratio of net investment income to average net assets	2.26%	2.44%	2.62%	2.88%	2.92%
Portfolio turnover rate	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Tax-Free Trust of Arizona

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

39  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

40  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

41  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

42  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

43  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky; Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

44  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

45  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

46  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$949.40	$3.35	$1,021.49	$3.48	0.69%
C	$1,000	$945.30	$7.47	$1,017.25	$7.75	1.54%
Y	$1,000	$950.20	$2.63	$1,022.24	$2.72	0.54%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

47  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $5,844,296 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 99% of total dividends paid were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

48  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZAR-0522

Annual Report March 31, 2022

Aquila Tax-Free Trust of Oregon Maintaining Perspective with Reason for Optimism Serving Oregon investors since 1986

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

NOT A PART OF THE ANNUAL REPORT

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

NOT A PART OF THE ANNUAL REPORT

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

U.S. Economy

The U.S. economy recovered throughout 2021, primarily due to states re-opening and strong consumer activity, despite direct federal stimulus funds to individuals drying up. Consumer spending on goods exceeded pre-pandemic levels, while spending on services are now near pre-pandemic spending levels. The $1 trillion infrastructure bill signed at the end of 2021, was implemented to fund infrastructure projects over the next five years and is expected to increase economic activity. However, higher interest rates, inflationary pressures and the Russian invasion of Ukraine have dampened consumer activity. U.S. gross domestic product (“GDP”) growth has slowed significantly over the first quarter of 2022, after growing 6.9% during the fourth quarter of last year.

As inflation continues to increase at levels not seen in over 40 years with continued supply chain issues, even with the waning of the Coronavirus Omicron variant, U.S. stocks posted their first quarterly loss in March since the pandemic began over two years ago. The U.S. economy continues to expand and the Federal Reserve (the “Fed”) is expected to raise the Fed Funds rate (the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight) multiple times in 2022 as it tightens monetary policy to fight inflation, which is above the Fed’s 2.0% target level. (Subsequent to Aquila Tax-Free Trust of Oregon’s fiscal year end, on May 4th, the Fed increased the Fed Funds rate by 50 basis points (“bps”) – this level of increase has not occurred since 2000 -- and indicated that while 50 bps increases would be considered at the time of the Fed’s next couple of meetings, the Fed was not actively considering a 75 bp increase in rates in conjunction with any single meeting. The May 4th Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.)

Collectively, inflation and the Russian invasion of Ukraine have pushed prices upward for most commodities. Similarly, yields are rising amidst increased inflation fears, tighter monetary policy and easing of COVID-related concerns, but confidence in stronger growth is also higher. As a result, at the March 31, 2022 quarter end, the Treasury yield curve had risen on the short-end and the 3-year Treasury was inverted with prices expected to rise on inflation expectations. The U.S. trade deficit widened to a record high at the end of 2021 as imports of consumer goods rose sharply. Markets are anticipating strong consumer spending as Omicron wanes and as households continue to have high rates of savings and experience wage growth, but inflation remains a concern. The unemployment rate has steadily decreased over the past year and some businesses are reportedly reducing operating hours, due to labor shortages. Labor market conditions are expected to remain tight as wage pressures continue with low unemployment and record levels of quits and job openings on a shortage of workers across many sectors of the economy.

1  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Municipal Market

Municipal rates shifted higher over the first quarter of 2022, particularly in the 1-5 year range of the yield curve. This move in rates was spurred on by the Fed, with the municipal market pricing-in anticipation of a series of rate hikes, as the Fed hiked rates for the first time since 2018. Overall, the yield curve at the fiscal year end is now flatter than it was a year ago, with adjustments on the longer-end of the yield curve less severe, as the market continues to incorporate what had been deemed until more recently as a transitory view of inflation.

Although yields have risen from their lows, rates remain well below current inflation levels. Last summer’s consensus for the inflation outlook was for a peak around year end to the first quarter of 2022. However, the consensus did not anticipate the economic impact of the events in Ukraine. Supply chains have recovered some, but the war in Ukraine continues to pressure commodities and energy prices.

The currently high rate of inflation and bond yields which, while higher, continue to be relatively low particularly when compared to recent inflation releases. The result is that real rates, incorporating the impact of inflation, are actually negative. Thus, the current outlook for additional rate hikes seems reasonable and likely. The Treasury curve may have recently inverted, but the municipal curve remains upwardly sloped as of the fiscal year end. Recent movements between municipals and Treasuries have resulted in favorable municipals/Treasury ratios, with 10-year municipals yielding over 90% of Treasuries. We anticipate that municipal rates will continue to increase as the Fed pursues its path towards higher interest rates to dampen inflation.

As rates ramp-up, existing positions of callable bonds will likely experience fewer calls going forward. In addition, taxable muni yields have risen in parallel with Treasury yields which has rendered many taxable municipal refundings uneconomical. As a result, year to date through March 31st national taxable muni issuance is approximately 40% of last year’s issuance over the same period.

Through the middle of April, municipal-bond mutual funds have collectively lost cash for nine straight weeks, with weekly withdrawals of more than $1 billion for eight of those weeks. The outflows are the result of concerns about the outlook for additional rate hikes as the Fed seeks to contain current inflation levels. As investors pull back from the market, elevated secondary market trading activity has created the opportunity to capture higher yields at the portfolio level.

Oregon Bond Market and Economy

Oregon employment continues to be robust, adding a record number of jobs last year. However, the labor market is very tight and expected to remain so. The State’s unemployment rate dropped to 3.8% in March 2022, which was down from 4.0% in February. This is the lowest level of unemployment Oregon has seen since the onset of the pandemic. Oregon’s unemployment rate finished 2021 at 4.1%, edging down from 4.2% in November. Over the past two years, the employment gyrations in leisure and hospitality have accounted for a large share of the swings in Oregon’s total employment. Leisure and hospitality includes restaurants, bars, coffee shops, hotels, golf courses, and fitness centers. Employment peaked within leisure and hospitality at 216,300 jobs in February 2020 and, within two months, leisure and hospitality cut over half its jobs. Since then, the sector has since regained a significant portion of jobs lost, but remains 8.5% below its pre-pandemic peak. Also notable, construction employment in the State reached a record high of 117,500 jobs in March.

2  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The Oregon Office of Economic Analysis cited persistently high inflation as the biggest risk in the March 2022 Economic and Revenue Forecast. The inflationary boom has resulted in the State’s primary revenue sources outperforming pre-pandemic expectations resulting in upward revisions to the revenue outlook. However, the State is concerned the economy has the potential to run too hot, creating a boom/bust dynamic in the years ahead.

The State’s reserve funds currently total a combined $1.45 billion. At the end of the current 2021-23 biennium, the State is forecasting these reserves will total $1.98 billion. Including the currently projected $3.02 billion ending fund balance in the State’s general fund (“GF”), the total effective reserves at the end of the current 2021-23 biennium are projected to be $5.0 billion, or 20% of current revenues. These levels of reserve balances are larger than Oregon has been able to accumulate in past cycles, and are estimated to help stabilize the budget when the next recession hits.

Although demand has weakened from a year ago, sourcing bonds continues to be a challenge due to continued strong demand for municipal bonds, with new issues still multiple times oversubscribed. Although tax-exempt non-AMT (alternative minimum tax) municipal bond issuance for 2021 dropped by 15.6%, 2021 was a strong year for municipal issuance. Tax-exempt issuance for 2022 is off to a strong start with year-to-date issuance as of March 31, 2022 over double the 2021 issuance for the same period. Furthermore, the November 2021 election, which approves local property tax backed general obligation bonds and is therefore an important source of Oregon issuance, produced only $421 million in new bond measures versus $2.1 billion approved at the 2020 Oregon November special election. Over the quarter ended March 31st, issuance has come from a broad variety of issuers including city, county, mass transit, housing, higher education, healthcare, airport and school districts with both new money and refunding issues.

3  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

With the increase in Treasury rates, taxable issuance has dropped significantly. Through mid-February, taxable issuance levels dropped from $379 million in 2021 to a mere $13.4 million in 2022. During 2021, Oregon saw almost $3 billion in taxable issuance versus $4.5 billion in 2020. However, the Port of Portland issued $527 million in bonds which, while tax-exempt, are subject to the alternative minimum tax. Much of the taxable activity over the last few years has been spurred by the elimination of tax-exempt advance refunding bonds as a result of the Tax Cuts and Jobs Act. Although refunding bonds are a positive development for local government balance sheet metrics, we remain concerned about the reduction in supply of tax-exempt bonds by transferring that issuance to the taxable market. The impact on the Oregon muni market has been more pronounced than in other states, with approximately half of municipal bonds sold in 2021 carrying taxable interest. Historically, this number has been closer to 10% or 15%.

Oregon
Taxable/Tax-Exempt Municipal Bond Issuance
*YTD = March 31, 2022
$(MM)*

10,000.00
9,000.00
8,000.00
7,000.00
6,000.00
5,000.00
4,000.00
3,000.00
2,000.00
1,000.00
–
2014
2015
2016
2017
2018
2019
2020
2021
2022 YTD
Tax Exempt
Taxable

Source: Bloomberg and Kirkpatrick Pettis Capital Management

Fund Performance, Outlook and Strategy

With a relatively flat yield curve and tight credit spreads, we remain cautious in our selection of municipal bonds. We have recently been taking advantage of the higher interest rate environment by initiating security swaps structured to reduce lower book yield securities and replace them with higher yielding securities in our 10 to 15 year maturity range. Given the current slope of the municipal curve, this can be accomplished without adding meaningful extension risk to our target portfolio duration of 4.5 - 4.75 years. With Fed minutes pointing toward earlier, faster rate hikes and more aggressive tightening, we continue to resist the temptation to meaningfully extend duration. However, should the yield curve steepen, we would consider slightly lengthening duration to take advantage of higher rates.

The total return for the A share class, based upon net asset value (“NAV”), was -4.89% for the fiscal-year ended March 31, 2022 compared to -4.37% for the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD (the “Index”). The portfolio was defensively positioned with a goal to withstand our current rising interest rate market with increasing credit concerns and inflation at 40-year highs. The shorter duration, higher credit quality, overweight position in pre-refunded securities, underweighted positions in healthcare and transportation sectors all contributed to unfavorable performance versus the Index during the first three quarters of the past year. Over this period, risk was rewarded for lower credit quality, riskier sectors and longer maturity securities. As credit spreads squeezed tighter over 2021, investors continued to stretch further down the risk spectrum to replace the legacy yield on maturing high-grade bonds. However, market conditions reversed over the quarter ended March 31st as investors became increasingly concerned about inflation and the number and magnitude of additional Fed rate hikes. Thus, while our shorter duration, overweight exposure to pre-refunded securities, and underweight exposure to riskier sectors were all headwinds to performance compared to the Index during the first three quarters of your Fund’s fiscal year, these same factors collectively became tailwinds during your Fund’s fourth quarter, improving relative investment performance in a market highly concerned about interest rate risk, inflation and the future of the economy. With market sentiment becoming increasingly fearful, we believe our portfolio characteristics should continue to benefit future performance.

4  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Credit research remains the cornerstone of our strategy, with vigilant monitoring of pandemic affected issuers and sectors. Under our overall defensive portfolio strategy, your Fund held approximately 97% AA or higher credit quality as of March 31st, due to currently narrow credit spreads in the municipal market. Although we have recently experienced some spread widening, we view credit risk as not being sufficiently rewarded, particularly for longer maturities. As the economy recovers, we have expanded our effort to evaluate currently under-represented sectors and bonds with attractive structures or relative spreads. These particular sectors and bonds present an opportunity to capture incremental yield while diversifying risk. Furthermore, these under-represented sectors present an opportunity to increase exposure to holdings with yields commensurate to, or exceeding, potential volatility.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

5  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

6  |  Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon (“the Fund”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/86
With Maximum Sales Charge	(7.75)%	0.26%	1.36%	4.53%
Without Sales Charge	(4.89)	1.08	1.78	4.65
Class C since 4/5/96
With CDSC**	(6.56)	0.22	0.92	2.84
Without CDSC	(5.62)	0.22	0.92	2.84
Class F since 11/30/18
No Sales Charge	(4.64)	N/A	N/A	1.35
Class Y since 4/5/96
No Sales Charge	(4.66)	1.25	1.93	3.88
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.92*	(Class A)
				4.18	(Class C & Y)
				3.30	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

7  |  Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Oregon:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Trust”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (57.5%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (5.6%)
	Bend, Oregon
$ 2,690,000	5.000%, 06/01/32	NR/AA+/NR	$ 3,324,517
	Boardman, Oregon Green Bond, Series 2021
1,000,000	4.000%, 06/15/35 BAMAC Insured	NR/AA/NR	1,092,980
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,140,266
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,176,840
	Deschutes, Oregon Public Library District
1,500,000	4.000%, 06/01/33 Series 2021	Aa2/NR/NR	1,677,705
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,599,739
	Hermiston, Oregon Full Faith and Credit Refunding Obligations
780,000	4.000%, 06/01/32 Series 2020	NR/A+/NR	850,403
	City of Hillsboro, Washington County Oregon Full Faith and Credit Bonds
465,000	5.000%, 06/01/30	Aa1/NR/NR	549,063
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,431,047
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,088,167
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,263,839
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,239,921
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,408,060
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	1,781,040
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	1,848,647
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	1,917,178
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,473,488

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Redmond, Oregon Full Faith and Credit Bonds
$ 1,140,000	5.000%, 06/01/34 Series B-1	Aa3/NR/NR	$ 1,328,260
	Redmond, Oregon Refunding
735,000	5.000%, 06/01/23 Series A	Aa3/NR/NR	738,866
	Troutdale, Oregon Refunding
475,000	4.000%, 06/01/30 Series 2021	Aa2/NR/NR	533,582
535,000	4.000%, 06/01/31 Series 2021	Aa2/NR/NR	606,219
	Total City & County		33,069,827

	Community College (4.1%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,027,453
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,132,440
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,534,653
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,005,670
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,854,297
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,829,957
1,930,000	5.000%, 06/15/30 Series 2020 A	Aa1/NR/NR	2,321,539
1,000,000	4.000%, 06/15/33 Series 2020 A	Aa1/NR/NR	1,111,130
2,820,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	3,118,441
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,652,346
	Mount Hood, Oregon Community College District Refunding
1,865,000	5.000%, 06/01/27	Aa2/NR/NR	2,086,282
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,113,570

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Community College (continued)
	Oregon Coast Community College District State
$ 1,770,000	5.000%, 06/15/25	Aa1/NR/NR	$ 1,783,753
	Rogue, Oregon Community College District
1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	1,470,659
	Total Community College		24,042,190

	Hospital (0.8%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,344,745
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,164,410
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,096,010
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,313,232
	Total Hospital		4,918,397

	School District (31.1%)
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,329,680
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	1,878,875
	Clackamas County, Oregon School District #12 (North Clackamas)
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,275,151
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,650,239
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,368,923
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,279,729
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,468,059
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,399,390
	Clackamas County, Oregon School District #62 (Oregon City)
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,525,940
	Clackamas County, Oregon School District #86 (Canby)
1,660,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	1,844,758

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
$ 3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	$ 3,832,080
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	6,014,690
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,217,167
1,000,000	5.000%, 06/15/33	Aa1/NR/NR	1,193,020
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,276,711
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,434,271
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,144,740
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,879,603
1,145,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,351,638
1,690,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,989,772
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,132,600
	Columbia & Clatsop Counties, Oregon School District #6J (Clatskanie)
665,000	4.000%, 06/15/35 Series 2021	NR/AA+/NR	742,093
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,200,848
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
740,000	5.000%, 06/15/30	Aa1/NR/NR	877,041
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,259,260
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,549,448
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,622,762
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	999,641

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Deschutes and Jefferson Counties, Oregon School District #6 (Sisters)
$ 750,000	4.000, 06/15/33 Series 2021	Aa1/NR/NR	$ 840,442
	Greater Albany School District #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	1,136,810
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,413,477
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,559,024
	Jackson County, Oregon School District #5 (Ashland)
1,385,000	5.000%, 06/15/28	Aa1/AA+/NR	1,613,359
2,845,000	5.000%, 06/15/34	Aa1/AA+/NR	3,345,521
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	3,140,702
	Jackson County, Oregon School District #549C (Medford)
750,000	4.000%, 12/15/33 Series 2021	Aa3/NR/NR	841,815
570,000	4.000%, 12/15/34 Series 2021	Aa3/NR/NR	638,930
	Lane County, Oregon School District #4J (Eugene) Refunding
2,765,000	3.000%, 06/15/24	Aa1/NR/NR	2,832,107
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,093,250
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	688,747
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	2,880,412
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,373,294
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	881,947

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
$ 5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	$ 5,837,400
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	6,435,741
6,600,000	5.000%, 06/15/33 Series 2020B	Aa1/AA+/NR	7,873,932
3,000,000	5.000%, 06/15/34 Series 2020B	Aa1/AA+/NR	3,574,680
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,241,161
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	6,215,226
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,637,925
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	1,989,250
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,509,795
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	1,819,712
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,337,608
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,863,175
	Multnomah and Clackamas Counties, Oregon School District #28JT (Centennial)
1,260,000	5.000%, 06/15/34 Series 2020	Aa1/NR/NR	1,501,366
715,000	5.000%, 06/15/35 Series 2020	Aa1/NR/NR	851,050
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,591,932
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,481,142
	Umatilla County, Oregon School District #8 (Hermiston)
2,750,000	5.000%, 06/15/30	NR/AA+/NR	3,317,050

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Washington County, Oregon School District #48J (Beaverton)
$ 1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	$ 1,715,520
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,709,456
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,728,954
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,185,790
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,184,110
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,188,101
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,330,400
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,551,126
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,406,455
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	1,961,645
2,175,000	4.000%, 06/15/33	Aa1/NR/NR	2,433,825
	Yamhill, Clackamas & Washington Counties, Oregon School District #29J (Newberg)
1,000,000	4.000%, 06/15/32	Aa1/NR/NR	1,132,400
3,210,000	4.000%, 06/15/33	Aa1/NR/NR	3,619,564
4,565,000	4.000%, 06/15/34 Series 2021B	Aa1/NR/NR	5,120,332
3,685,000	4.000%, 06/15/35 Series 2021B	Aa1/NR/NR	4,128,232
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,232,828
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,272,186
900,000	5.000%, 06/15/34	NR/AA+/NR	1,058,337
	Yamhill County, Oregon School District #40 (McMinnville)
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,072,890
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,071,230
	Total School District		184,199,492

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Special District (4.8%)
	Bend, Oregon Metropolitan Park & Recreational District
$ 1,430,000	4.000%, 06/01/27	Aa3/NR/NR	$ 1,463,848
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,102,008
2,705,000	4.000%, 06/01/31	NR/AA/NR	2,914,286
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,018,720
2,660,000	4.000%, 06/01/33 Series 2020 A	Aaa/AAA/NR	2,981,621
3,900,000	4.000%, 06/01/34 Series 2020 A	Aaa/AAA/NR	4,356,846
	Tualatin Hills, Oregon Park & Recreational District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	3,615,894
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,042,095
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,035,323
	Total Special District		28,530,641

	State (9.9%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	797,730
2,000,000	5.000%, 06/01/33 Series 2021E	Aa1/AA+/AA+	2,426,740
	State of Oregon Article XI-F(1) University Project
835,000	4.000%, 08/01/35 Series H	Aa1/AA+/AA+	936,561
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,420,937
	State of Oregon Article XI-G Community College Projects
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	548,695
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,113,570

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Oregon Article XI-M and XI-N Seismic Projects
$ 1,200,000	5.000%, 06/01/31 Series E	Aa1/AA+/AA+	$ 1,440,336
765,000	5.000%, 06/01/33 Series E	Aa1/AA+/AA+	912,079
1,125,000	5.000%, 06/01/34 Series E	Aa1/AA+/AA+	1,339,650
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,379,659
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,110,750
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,217,360
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,433,686
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	4,697,280
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,330,800
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,396,062
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,111,160
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,503,987
1,500,000	5.000%, 05/01/33 Series N	Aa1/AA+/AA+	1,775,460
1,680,000	5.000%, 05/01/34 Series N	Aa1/AA+/AA+	1,986,214
	State of Oregon Article XI-Q State Projects
2,340,000	5.000%, 11/01/33 Series 2021K	Aa1/AA+/AA+	2,857,842
2,480,000	5.000%, 11/01/34 Series 2021K	Aa1/AA+/AA+	3,024,757
1,410,000	5.000%, 11/01/35 Series 2021K	Aa1/AA+/AA+	1,711,091
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,095,360
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,641,882
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,264,602
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,533,220
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,235,236
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,424,300
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,475,669
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	415,170
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	1,839,040
	Total State		58,396,885

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (1.2%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
$ 5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	$ 5,672,850
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,155,680
	Total Transportation		6,828,530
	Total General Obligation Bonds		339,985,962

	Revenue Bonds (25.4%)
	City & County (0.9%)
	Beaverton, Oregon Special Revenue Bonds
200,000	5.000%, 06/01/32 Series 2020A	Aa3/NR/NR	238,044
500,000	5.000%, 06/01/33 Series 2020A	Aa3/NR/NR	593,280
400,000	5.000%, 06/01/34 Series 2020A	Aa3/NR/NR	473,716
	Newport, Oregon Urban Renewal Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	565,944
	Portland, Oregon River District Urban Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	Aa3/NR/NR	1,612,640
1,830,000	5.000%, 06/15/23 Series B	Aa3/NR/NR	1,841,987
	Total City & County		5,325,611

	Electric (1.7%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,207,925
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,486,075
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Proj 2019 B Green Bond
500,000	5.000%, 11/01/32 144A	A3/NR/NR	573,340
1,000,000	5.000%, 11/01/33 144A	A3/NR/NR	1,145,190
500,000	5.000%, 11/01/34 144A	A3/NR/NR	572,000
	Total Electric		9,984,530

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Hospital (2.6%)
	Oregon Health Sciences University
$ 2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	$ 2,015,420
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	590,750
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	294,587
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,393,375
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,114,270
	Oregon Health Sciences University (Green Bonds)
1,000,000	5.000%, 07/01/33 Series 2021A	Aa3/AA-/AA-	1,211,740
1,000,000	5.000%, 07/01/34 Series 2021A	Aa3/AA-/AA-	1,203,340
1,000,000	5.000%, 07/01/35 Series 2021A	Aa3/AA-/AA-	1,199,960
	Oregon Health Sciences University
5,500,000	5.000%, 07/01/46 Series 2021B-2 (Mandatory Put Date 02/01/32)	Aa3/AA-/AA-	6,590,210
	Total Hospital		15,613,652

	Housing (0.2%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	1,326,257
	State of Oregon Housing and Community Services
10,000	1.800%, 01/01/23	Aa2/NR/NR	9,985
	Total Housing		1,336,242

	Lottery (3.4%)
	Oregon State Department of Administration Services (Lottery Revenue)
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,349,420
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,172,150
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,059,630
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,524,160
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,432,300
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,338,560
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,084,030
	Total Lottery		19,960,250

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (0.1%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
$ 750,000	5.000%, 06/15/31	Aa3/NR/NR	$ 848,272

	Transportation (5.4%)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
6,000,000	5.000%, 11/15/35 Series A	Aa2/AA+/AA+	7,111,080
2,250,000	5.000%, 11/15/35 Series 2020A	Aa2/AA+/AA+	2,688,997
5,000,000	5.000%, 11/15/36 Series 2020A	Aa2/AA+/AA+	5,969,250
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/AA-/NR	2,751,038
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,087,880
2,390,000	5.000%, 07/01/29	NR/AA-/NR	2,598,480
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	1,252,845
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,301,040
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,102,440
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,124,398
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax Green Bond)
500,000	5.000%, 09/01/33 Series 2021A	Aaa/AAA/NR	611,430
750,000	5.000%, 09/01/34 Series 2021A	Aaa/AAA/NR	915,908
1,000,000	5.000%, 09/01/35 Series 2021A	Aaa/AAA/NR	1,219,810
	Total Transportation		31,734,596

	Water and Sewer (11.1%)
	Beaverton, Oregon Water Revenue
1,000,000	5.000%, 04/01/32 Series 2020	NR/AA+/NR	1,191,080

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Bend, Oregon Water Revenue, Bridge Creek Project
$ 695,000	5.000%, 12/01/30	Aa2/AA/NR	$ 771,005
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,537,853
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,741,709
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	128,721
450,000	5.000%, 08/01/29	Aa2/AA/AA+	502,110
	Grants Pass, Oregon
680,000	4.000%, 12/01/23	NR/AA/NR	690,071
	Hillsboro, Oregon Water System
1,630,000	5.000%, 06/01/31	Aa2/NR/NR	1,925,519
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	2,017,201
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	5,883,234
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	7,560,226
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,148,880
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,182,480
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,181,180
2,000,000	5.000%, 03/01/33 Series 2019 A	Aa2/AA/NR	2,367,900
1,000,000	5.000%, 03/01/34 Series 2019 A	Aa2/AA/NR	1,182,540
2,500,000	4.000%, 03/01/33 Series 2020A	Aa2/AA/NR	2,795,550
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,431,455
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	3,811,465
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa2/NR/NR	3,085,053
2,000,000	5.000%, 05/01/32 Series A	Aa2/NR/NR	2,378,840
2,000,000	5.000%, 05/01/33 Series A	Aa2/NR/NR	2,374,920
5,000,000	4.000%, 05/01/33 Series 2021B	Aa2/AA/NR	5,609,800

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
$ 2,000,000	5.000%, 10/01/23	Aa2/NR/NR	$ 2,064,400
	Salem, Oregon Water & Sewer Revenue Refunding
3,500,000	5.000%, 06/01/25	Aa2/NR/NR	3,828,335
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,001,480
	Total Water and Sewer		65,393,007
	Total Revenue Bonds		150,196,160

	Pre-Refunded\Escrowed to Maturity Bonds (16.0%)††
	Pre-Refunded General Obligation Bonds (10.3%)
	City & County (0.6%)
	Bend, Oregon
2,435,000	4.000%, 06/01/24	Aa2/NR/NR	2,446,785
	Canby, Oregon
1,405,000	4.000%, 12/01/24 AGMC Insured	Aa2/NR/NR	1,411,913
	Total City & County		3,858,698

	Higher Education (0.9%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,070,510
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	1,921,565
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,181,302
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,137,393
	Total Higher Education		5,310,770

	School District (8.2%)
	Clackamas County, Oregon School District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	2,614,591
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,600,770

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clackamas County, Oregon School District #62 (Oregon City)
$ 440,000	5.000%, 06/01/29 AGMC Insured	NR/AA/NR	$ 468,565
560,000	5.000%, 06/01/29 AGMC Insured	Aa3/AA/NR	596,966
	Clackamas County, Oregon School District #86 (Canby)
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,118,980
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,454,964
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,299,075
	Lane County, Oregon School District #4J (Eugene) Refunding
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	2,867,471
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	4,882,349
	Lane County, Oregon School District #19 (Springfield)
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	1,896,303
	Marion County, Oregon School District #103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,335,489
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,466,451
	Marion & Clackamas Counties, Oregon School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,309,468
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,094,600
	Washington County, Oregon School District #48J (Beaverton)
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	2,766,858
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,288,946
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,322,428
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,201,540
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,201,540
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	1,968,947

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
$ 1,535,000	4.000%, 06/15/25	Aa1/NR/NR	$ 1,544,410
	Yamhill County, Oregon School District #40 (McMinnville)
2,255,000	4.000%, 06/15/26	Aa1/NR/NR	2,318,275
	Total School District		48,618,986

	State (0.6%)
	State of Oregon Article XI-G Community College Projects
1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	1,273,761
	State of Oregon Article XI-G Higher Education
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,098,070
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,098,070
	Total State		3,469,901
	Total Pre-Refunded General Obligation Bonds		61,258,355

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (5.7%)
	Higher Education (0.7%)
	Oregon State Facilities Authority (Linfield College Project)
1,180,000	5.000%, 10/01/22 Series A ETM	Baa2/NR/NR	1,200,402
1,000,000	5.000%, 10/01/23 Series A ETM	Baa2/NR/NR	1,043,710
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	572,330
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,243,097
	Total Higher Education		4,059,539

24  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lottery (0.5%)
	Oregon State Department of Administration Services (Lottery Revenue)
$ 1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	$ 1,715,000
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,500,000
	Total Lottery		3,215,000

	Transportation (3.9%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	3,688,059
625,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	639,400
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,051,750
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,121,786
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	8,629,120
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,469,768
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,148,290
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,211,724
	Total Transportation		22,959,897

	Water and Sewer (0.6%)
	Madras, Oregon
725,000	4.500%, 02/15/27	A3/NR/NR	743,676
	Tigard, Oregon Water System Revenue Refunding
2,565,000	5.000%, 08/01/24	Aa3/AA-/NR	2,598,063
	Total Water and Sewer		3,341,739
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		33,576,175
	Total Pre-Refunded\Escrowed to Maturity Bonds		94,834,530
	Total Municipal Bonds (cost $592,790,033)		585,016,652

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Shares	Short-Term Investment (0.2%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
1,067,693	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.15%* (cost $1,067,693)	Aaa-mf/AAAm/NR	$ 1,067,693

	Total Investments (cost $593,857,726-note 4)	99.1%	586,084,345
	Other assets less liabilities	0.9	5,597,969
	Net Assets	100.0%	$ 591,682,314

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody’s or AAA of S&P	10.6%
Pre-refunded bonds\ETM bonds††	16.2
Aa of Moody’s or AA of S&P or Fitch	70.6
A of Moody's or S&P	2.6
100.0%

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMAC - Build America Mutual Assurance Co. ETM - Escrowed to Maturity NR - Not Rated ODOT - Oregon Department of Transportation

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $593,857,726)	$586,084,345
Interest receivable	7,756,726
Receivable for Fund shares sold	447,095
Other assets	65,163
Total assets	594,353,329

LIABILITIES
Payable for Fund shares redeemed	2,103,855
Management fee payable	205,557
Dividends payable	174,641
Distribution and service fees payable	1,520
Accrued expenses payable	185,442
Total liabilities	2,671,015
NET ASSETS	$591,682,314

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$560,782
Additional paid-in capital	603,170,683
Total distributable earnings (losses)	(12,049,151)
$591,682,314
CLASS A
Net Assets	$340,900,671
Capital shares outstanding	32,299,611
Net asset value and redemption price per share	$10.55
Maximum offering price per share (100/97 of $10.55)	$10.88

CLASS C
Net Assets	$7,396,924
Capital shares outstanding	701,850
Net asset value and offering price per share	$10.54

CLASS F
Net Assets	$5,031,274
Capital shares outstanding	477,603
Net asset value and offering price per share	$10.53

CLASS Y
Net Assets	$238,353,445
Capital shares outstanding	22,599,127
Net asset value, offering and redemption price per share	$10.55

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment income
Interest income		$13,858,137

Expenses
Management fee (note 3)	$2,678,046
Distribution and service fee (note 3)	673,192
Transfer and shareholder servicing agent fees	334,814
Trustees’ fees and expenses (note 6)	151,530
Legal fees	103,558
Registration fees and dues	44,851
Auditing and tax fees	32,700
Insurance	32,584
Shareholders’ reports and proxy statements	20,433
Custodian fees	19,051
Credit facility fees (note 10)	10,931
Compliance services (note 3)	8,352
Miscellaneous	31,451
Total expenses	4,141,493

Management fee waived (note 3)	(53,902)
Net expenses		4,087,591
Net investment income		9,770,546

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(2,663,848)
Change in unrealized appreciation (depreciation) on investments	(37,953,616)

Net realized and unrealized gain (loss) on investments		(40,617,464)
Net change in net assets resulting from operations		$(30,846,918)

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$9,770,546	$10,679,773
Net realized gain (loss) from securities transactions	(2,663,848)	4,809
Change in unrealized appreciation (depreciation) on investments	(37,953,616)	5,785,150
Change in net assets resulting from operations	(30,846,918)	16,469,732

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(5,282,819)	(6,032,054)

Class C Shares	(62,320)	(107,574)

Class F Shares	(70,431)	(48,211)

Class Y Shares	(4,354,961)	(4,490,588)
Change in net assets from distributions	(9,770,531)	(10,678,427)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	103,699,412	135,714,642
Reinvested dividends and distributions	7,651,616	8,577,205
Cost of shares redeemed	(156,794,397)	(101,602,801)
Change in net assets from capital share transactions	(45,443,369)	42,689,046

Change in net assets	(86,060,818)	48,480,351

NET ASSETS:
Beginning of period	677,743,132	629,262,781
End of period	$591,682,314	$677,743,132

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Aquila Tax-Free Trust of Oregon (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 27, 2020, is the successor to Aquila Tax-Free Trust of Oregon. Aquila Tax-Free Trust of Oregon transferred all of its assets and liabilities in exchange for shares of the Fund on June 26, 2020 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Aquila Tax-Free Trust of Oregon on May 29, 2020. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Aquila Tax-Free Trust of Oregon received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$1,067,693
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	585,016,652
Level 3 – Significant Unobservable Inputs	—
Total	$586,084,345
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

31  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Fund. The Manager has contractually agreed to waive its fees through September 30, 2022 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Fund up to $400 million; 0.38% of the Fund’s net assets above that amount to $1 billion and 0.36% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2022, the Fund incurred management fees of $2,678,046, of which $53,902 was waived.

32  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2022 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $561,797 of which the Distributor retained $23,826.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $83,546. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $27,849. The total of these payments made with respect to Class C Shares amounted to $111,395 of which the Distributor retained $27,366.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

33  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $62,008 of which the Distributor received $19,613.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $83,204,232 and $113,288,293, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $593,843,424. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,467,006 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $12,226,085 for a net unrealized depreciation of $7,759,079.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. At March 31, 2022, the Fund had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

6. Trustees’ Fees and Expenses

At March 31, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $145,642. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $5,888.

34  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	2,849,050	$32,003,648	3,484,396	$39,594,767
Reinvested dividends and distributions	436,389	4,856,209	486,451	5,519,231
Cost of shares redeemed	(4,714,915)	(52,445,823)	(3,975,018)	(45,066,877)
Net change	(1,429,476)	(15,585,966)	(4,171)	47,121

Class C Shares
Proceeds from shares sold	72,129	806,800	166,864	1,894,819
Reinvested dividends and distributions	5,366	59,758	9,036	102,392
Cost of shares redeemed	(575,145)	(6,364,928)	(440,727)	(5,007,989)
Net change	(497,650)	(5,498,370)	(264,827)	(3,010,778)

Class F Shares
Proceeds from shares sold	216,501	2,407,035	164,146	1,864,657
Reinvested dividends and distributions	6,357	70,430	4,263	48,256
Cost of shares redeemed	(73,736)	(812,675)	(29,602)	(336,067)
Net change	149,122	1,664,790	138,807	1,576,846

Class Y Shares
Proceeds from shares sold	6,126,394	68,481,929	8,132,460	92,360,399
Reinvested dividends and distributions	239,590	2,665,219	256,422	2,907,326
Cost of shares redeemed	(8,798,435)	(97,170,971)	(4,519,601)	(51,191,868)
Net change	(2,432,451)	(26,023,823)	3,869,281	44,075,857
Total transactions in Fund shares	(4,210,455)	$(45,443,369)	3,739,090	$42,689,046

35  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $1,929,323 of which $736,170 retains its character of short-term and $1,193,153 retains its character of long-term; both have no expiration. As of March 31, 2022, the Fund had post-October losses of $2,671,933, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$9,769,437	$10,674,155
Ordinary Income	1,094	4,272
	$9,770,531	$10,678,427

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(7,759,079)
Undistributed tax-exempt income	485,885
Accumulated net loss on investments	(1,929,323)
Post October losses	(2,671,993)
Other temporary differences	(174,641)
$(12,049,151)

36  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The difference between book basis and tax basis undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended March 31, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

37  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

38  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.25	$11.13	$10.98	$10.81	$10.99
Income (loss) from investment operations:
Net investment income (1)	0.16	0.18	0.21	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.70)	0.12	0.15	0.17	(0.18)
Total from investment operations	(0.54)	0.30	0.36	0.41	0.08
Less distributions (note 9):
Dividends from net investment income	(0.16)	(0.18)	(0.21)	(0.24)	(0.26)
Distributions from capital gains	––	––	—	—	—
Total distributions	(0.16)	(0.18)	(0.21)	(0.24)	(0.26)
Net asset value, end of period	$10.55	$11.25	$11.13	$10.98	$10.81
Total return (not reflecting sales charge)	(4.89)%	2.68%	3.30%	3.90%	0.68%
Ratios/supplemental data
Net assets, end of period (in millions)	$341	$379	$375	$368	$390
Ratio of expenses to average net assets	0.66%	0.71%	0.71%	0.70%	0.71%
Ratio of net investment income to average net assets	1.41%	1.57%	1.90%	2.27%	2.35%
Portfolio turnover rate	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.67%	0.72%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	1.40%	1.56%	1.89%	2.26%	2.34%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

39  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.23	$11.12	$10.97	$10.80	$10.98
Income (loss) from investment operations:
Net investment income (1)	0.06	0.08	0.12	0.15	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.11	0.15	0.17	(0.18)
Total from investment operations	(0.63)	0.19	0.27	0.32	(0.02)
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.08)	(0.12)	(0.15)	(0.16)
Distributions from capital gains	––	––	—	—	—
Total distributions	(0.06)	(0.08)	(0.12)	(0.15)	(0.16)
Net asset value, end of period	$10.54	$11.23	$11.12	$10.97	$10.80
Total return (not reflecting CDSC)	(5.62%)	1.72%	2.43%	3.02%	(0.18)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$13	$16	$20	$28
Ratio of expenses to average net assets	1.51%	1.56%	1.56%	1.54%	1.56%
Ratio of net investment income to average net assets	0.56%	0.73%	1.05%	1.42%	1.49%
Portfolio turnover rate	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.52%	1.57%	1.57%	1.55%	1.57%
Ratio of net investment income to average net assets	0.55%	0.72%	1.04%	1.42%	1.49%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

40  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$11.22	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.18	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.11	0.16	0.24
Total from investment operations	(0.51)	0.31	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—	—
Total distributions	(0.18)	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$10.53	$11.22	$11.11	$10.95
Total return	(4.64)%	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$4	$2	$1
Ratio of expenses to average net assets	0.48%	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.59%	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	13%	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.49%	0.54%	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.58%	1.72%	2.04%	2.35%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

41  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.24	$11.12	$10.97	$10.80	$10.98
Income (loss) from investment operations:
Net investment income (1)	0.17	0.19	0.23	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.13	0.15	0.17	(0.18)
Total from investment operations	(0.52)	0.32	0.38	0.43	0.09
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.20)	(0.23)	(0.26)	(0.27)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.17)	(0.20)	(0.23)	(0.26)	(0.27)
Net asset value, end of period	$10.55	$11.24	$11.12	$10.97	$10.80
Total return	(4.66)%	2.83%	3.46%	4.05%	0.83%
Ratios/supplemental data
Net assets, end of period (in millions)	$238	$281	$235	$213	$209
Ratio of expenses to average net assets	0.51%	0.56%	0.56%	0.55%	0.56%
Ratio of net investment income to average net assets	1.56%	1.71%	2.04%	2.42%	2.50%
Portfolio turnover rate	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.52%	0.57%	0.57%	0.55%	0.57%
Ratio of net investment income to average net assets	1.55%	1.71%	2.03%	2.41%	2.49%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

42  |  Aquila Tax-Free Trust of Oregon

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

43  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

44  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

45  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

46  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

47  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky; Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

48  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

49  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

50  |  Aquila Tax-Free Trust of Oregon

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$ 949.40	$3.16	$1,021.69	$3.28	0.65%
C	$1,000	$ 945.30	$7.27	$1,017.45	$7.54	1.50%
F	$1,000	$ 950.10	$2.29	$1,022.59	$2.37	0.47%
Y	$1,000	$ 951.00	$2.43	$1,022.44	$2.52	0.50%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

51  |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $9,769,437 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 99.9% of total dividends paid during the fiscal year ended March 31, 2022, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

52  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORAR-0522

ITEM 2.     CODE OF ETHICS.

(a)	As of March 31, 2022 the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(c)	N/A

(d)	N/A

(f)(2)	The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)	The Registrant’s Board of Trustees has determined that Mr. Thomas Christopher, Mr James Gardner, and Mr. Glenn O’Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Mr. Christopher, Mr. Gardner and Mr. O’Flaherty are both “independent” as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2021	2022
Aquila Churchill Tax-Free Fund of Kentucky	$18,500	$19,000
Aquila Narragansett Tax-Free Income Fund	$19,800	$20,700
Aquila Tax-Free Fund For Utah	$23,900	$25,100
Aquila Tax-Free Fund of Colorado	$20,500	$20,700
Aquila Tax-Free Trust of Arizona	$20,300	$21,000
Aquila Tax-Free Trust of Oregon	$27,900	$29,200

(b)	Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)	Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2021	2022
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in (a) thorough (c) above.

(e)(1)	Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)	None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)	Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     INVESTMENTS.

(a)                 Schedule I -Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
                    INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
                    AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
                      INVESTMENT COMPANIES

Not applicable

ITEM 13.     EXHIBITS.

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:   /s/ Diana P. Herrmann

Vice Chair, Trustee and President

June 10, 2022

By:   /s/ Joseph P. DiMaggio

June 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 10, 2022

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 10, 2022